                                                             File No. 33-_______

                  As filed with the SEC on September 21, 1998

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                  FORM N-14
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   X
                                                                 ---
                       Pre-Effective Amendment No. ___
                       Post-Effective Amendment No. ___
                       (Check appropriate box or boxes)

                               THE BRINSON FUNDS
              (Exact Name of Registrant as Specified in Charter)

                                (312) 220-7100
                       (Area Code and Telephone Number)

                 209 South LaSalle Street, Chicago, IL  60604
                  (Address of Principal Executive Offices --
                    Number, Street, City, State, Zip Code)

                               Carolyn M. Burke
                           209 South LaSalle Street
                            Chicago, IL  60604-1295
                   (Name and Address of Agent for Service --
                    Number, Street, City, State, Zip Code)

                                  Copies to:

                            Bruce G. Leto, Esquire
                     Stradley, Ronon, Stevens & Young, LLP
                           2600 One Commerce Square
                            Philadelphia, PA  19103

           Approximate Date of Proposed Public Offering: As soon as
        practicable after this Registration Statement becomes effective under the Securities Act of 1933.


      Title Of Securities Being Registered Brinson Non-U.S. Equity Fund Class I shares of beneficial interest, $0.001 par value per share, of the Non-U.S. Equity Fund series

________________________________________________________________________________

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on October 21, 1998, pursuant to Rule 488.

                               THE BRINSON FUNDS

                             CROSS REFERENCE SHEET
                      (Pursuant to Rule 481(a) under the
                            Securities Act of 1933)

N-14 Item No. and Caption                               Location in Prospectus
-------------------------                               ----------------------
PART A
1.   Beginning of Registration Statement and            Cover Page of Registration Statement; Front
     outside Front Cover Page of Prospectus             Cover Page of Prospectus

2.   Beginning and outside Back Cover Page of           Table of Contents
     Prospectus
3.   Fee Table, Synopsis Information and Risk           Summary; Risk Factors; Comparisons of Some
     Factors                                            Important Features

4.   Information About the Transaction                  Summary; Reasons for the Reorganization;
                                                        Information About the Reorganization

5.   Information About the Registrant                   Prospectus Cover Page; Summary; Comparison of
                                                        Investment Policies and Risks; Information
                                                        About the Brinson Fund

6.   Information About the Company Being                Prospectus Cover Page; Comparison of
     Acquired                                           Investment Policies and Risks; Information
                                                        About the UBS Fund

7.   Voting Information                                 Prospectus Cover Page; Notice of Special
                                                        Meeting of Shareholders; Solicitation and
                                                        Revocation of Proxies and Voting Information;
                                                        Principal Shareholders; Summary-Voting
                                                        Information; Voting Information

8.   Interest of Certain Persons and Experts            None

9.   Additional Information Required for                Not Applicable
     Reoffering by Persons Deemed to be
     Underwriters


N-14 Item No. and Caption                               Location in Statement of Additional Information
-------------------------                               -----------------------------------------------

PART B

10.  Cover Page                                         Cover Page of Statement of Additional Information

11.  Table of Contents                                  Not Applicable

12.  Additional Information about the                   Incorporation of Documents by Reference in the
     Registrant                                         Statement of Additional Information

13.  Additional Information about the                   Incorporation of Documents by Reference in the
     Company being Acquired                             Statement of Additional Information

14.  Financial Statements                               Incorporation of Documents by Reference in the
                                                        Statement of Additional Information

PART C-OTHER INFORMATION

Part C contains the information required by Items 15-17 under the items set forth in the Form.

Dear Shareholder:

          Enclosed is a Notice of Meeting for a Special Shareholders Meeting which has been called for December 15, 1998 at _____ a.m., at ________________. The accompanying Prospectus/Proxy Statement details a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

     PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD!

          This meeting is critically important as you are being asked to consider and approve an Agreement and Plan of Reorganization which would result in an exchange of shares in your fund, the UBS International Equity Fund (the "UBS Fund") of UBS Private Investor Funds, Inc. (the "Corporation") for the Brinson Non-U.S. Equity Fund Class I shares ("Class I Shares") of beneficial interest of the Non-U.S. Equity Fund (the "Brinson Fund"), a comparable fund managed by Brinson Partners, Inc. ("Brinson" or the "Advisor") that is a series of The Brinson Funds. On the date of the exchange, you will receive Class I Shares in the Brinson Fund equal in value to your investment in the UBS Fund of the Corporation. Thereafter, the value of your investment will fluctuate with market conditions and the investment performance of the Class I Shares of the Brinson Fund.

          The proposed reorganization is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement.

          This transaction is being proposed because of the recent merger of Union Bank of Switzerland, the corporate parent of the UBS Fund's investment adviser and sub-investment adviser, and Swiss Bank Corporation, the corporate parent of the Brinson Fund's investment adviser, to form UBS A.G. In an effort to promote more efficient operations, to eliminate duplicate costs and redundant products, and to enhance the distribution of shares, UBS A.G. and Brinson proposed that the UBS Fund be reorganized into the Brinson Fund. The Brinson Fund has similar investment objectives and policies to the UBS Fund. In addition, the Trust possesses certain operating economies of scale which allow shareholders to enjoy a relatively low cost investment program while receiving a high level of service and communications.

          Please take the time to review this document and vote now!  To ensure
                                                                ---
that your vote is counted, indicate your position on the enclosed proxy card(s). Sign and return your card(s) promptly. If you determine at a later date that you wish to attend the meeting, you may revoke your proxy and vote in person.

          Thank you for your attention to this matter.

                                                  Sincerely,


                                                  Paul J. Jasinski
                                                  President

                               PRELIMINARY COPY

                       UBS PRIVATE INVESTOR FUNDS, INC.
                         UBS INTERNATIONAL EQUITY FUND
                             200 Clarendon Street
                         Boston, Massachusetts  02116

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To Be Held on December 15, 1998

To the Shareholders:

          NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of the UBS International Equity Fund (the "UBS Fund") of the UBS Private Investor Funds, Inc. (the "Corporation") will be held at __________________________ on December 15, 1998, at ______ a.m., Eastern time, for the following purposes:

     1. To approve or disapprove an Agreement and Plan of Reorganization between the Corporation, on behalf of the UBS Fund, and The Brinson Funds (the "Trust"), on behalf of the Non-U.S. Equity Fund (the "Brinson Fund"), that provides for the acquisition of substantially all of the assets and liabilities of the UBS Fund in exchange for the Brinson Non-U.S. Equity Fund Class I shares ("Class I Shares") of beneficial interest of the Brinson Fund, the distribution of such shares to the shareholders of the UBS Fund, and the dissolution of the UBS Fund.

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

          The attached Prospectus/Proxy Statement provides more information concerning each of the foregoing matters, including the transaction contemplated by the Agreement and Plan of Reorganization. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A.

          Shareholders of record as of the close of business on ____________, 1998, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                         By Order of the
                                         Board of Directors,

                                         Susan C. Mosher
                                         Secretary
___________, 1998

          IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.    IF
YOU DO NOT EXPECT TO ATTEND THE MEETING, THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY SO THAT A QUORUM MAY BE ENSURED.

                    Combined Prospectus and Proxy Statement

                               TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
COVER PAGE...........................................................................................Cover
SOLICITATION AND REVOCATION OF PROXIES AND VOTING INFORMATION.............................................
PRINCIPAL SHAREHOLDERS....................................................................................
PROPOSAL 1:  TO APPROVE THE AGREEMENT AND PLAN
         OF REORGANIZATION................................................................................
SUMMARY...................................................................................................
         Proposed Transaction.............................................................................
         Voting Information...............................................................................
         Federal Income Tax Consequences..................................................................
COMPARISONS OF SOME IMPORTANT FEATURES....................................................................
         Investment Objectives and Policies...............................................................
         Management of the Corporation and the Trust......................................................
         Fees and Expenses................................................................................
         Distribution Services............................................................................
         Pro Forma Fee Table for the UBS Fund and the Brinson Fund........................................
         Purchase Price, Redemption Price, Exchanges, Dividends and Distributions.........................
         Special Information Regarding the UBS Fund's Two-Tier Structure..................................
         Risk Factors and Comparison of Policies..........................................................
REASONS FOR THE REORGANIZATION............................................................................
         The Merger of Union Bank of Switzerland and Swiss Bank Corporation...............................
         Reorganization...................................................................................
INFORMATION ABOUT THE REORGANIZATION......................................................................
         Method of Carrying Out the Reorganization........................................................
         Conditions Precedent to Closing..................................................................
         Expenses of the Transaction......................................................................
         Federal Income Tax Consequences..................................................................
         Description of the Class I Shares of the Brinson Fund............................................
         Capitalization...................................................................................
COMPARISON OF INVESTMENT POLICIES AND RISKS...............................................................
         The Brinson Fund and the UBS Fund................................................................
         Investment Policies..............................................................................
         Investment Restrictions..........................................................................
         Risk Factors.....................................................................................
INFORMATION ABOUT THE BRINSON FUND........................................................................
INFORMATION ABOUT THE UBS FUND............................................................................
TRANSFER AGENT AND CUSTODIAN..............................................................................
SHAREHOLDER INQUIRIES.....................................................................................
EXHIBIT A - Agreement and Plan of Reorganization.......................................................A-1
EXHIBIT B - The Brinson Funds Prospectus, dated September 15, 1998................................Attached
EXHIBIT C - Annual Report of The Brinson Funds, dated June 30, 1998...............................Attached

                               PRELIMINARY COPY

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                             Dated_________, 1998

                       Acquisition of the Assets of the
                       UBS International Equity Fund of
                       UBS PRIVATE INVESTOR FUNDS, INC.


   By and in exchange for the Brinson Non-U.S. Equity Fund Class I shares of the Non-U.S. Equity Fund of
                               THE BRINSON FUNDS


          This Prospectus/Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of the UBS Private Investor Funds, Inc. (the "Corporation"). The Corporation is a series investment company with six series of shares. Each such series represents an interest in a separate investment portfolio, designated as the UBS Bond Fund, UBS High Yield Bond Fund, UBS Value Equity Fund (formerly UBS U.S. Equity Fund), UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS International Equity Fund. This Prospectus/Proxy Statement relates solely to the UBS International Equity Fund (the "UBS Fund"). The remaining five series of the Corporation, other than the UBS Fund, are referred to in this Prospectus/Proxy Statement as the "UBS Series," and the UBS Fund and the UBS Series are collectively referred to as the "UBS Funds."

          Proxies solicited will be voted at a Special Meeting of Shareholders to approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan"). The Agreement and Plan provides for the acquisition of substantially all of the assets and liabilities of the UBS Fund of the Corporation by the Non-U.S. Equity Fund (the "Brinson Fund") of The Brinson Funds (the "Trust"), a series of the Trust which is managed by Brinson Partners, Inc. ("Brinson" or the "Advisor") and which has investment objectives and policies substantially similar to the UBS Fund, in exchange solely for the Brinson Non-U.S. Equity Fund Class I shares ("Class I Shares") of beneficial interest of the Brinson Fund. Concurrently with the transaction proposed with respect to the UBS Fund, shareholders of each UBS Series will be approving an agreement and plan of reorganization relating to the sale of each UBS Series' assets and liabilities to another Trust series managed by Brinson with similar investment objectives and policies. A separate vote will be conducted for each of the UBS Funds, and the six reorganizations of the UBS Funds are independent of each other.

          Following such transfer, the Class I Shares of the Brinson Fund will be distributed to shareholders of the UBS Fund in liquidation of such Fund and individual shareholders of the UBS Fund will receive that number of the Class I Shares of the Brinson Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the UBS Fund. Thereafter, the Corporation will file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that it has ceased to be an investment company; provided that the shareholders of each UBS Series also approve the sale of each UBS Series' assets to a corresponding Trust series.

          The Trust consists of thirteen separate investment series: Global Fund, Global Equity Fund, Global Bond Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, U.S. Balanced Fund, U.S Large Capitalization Equity Fund, U.S. Equity Fund, U.S. Bond Fund, Non-U.S. Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Fund and High Yield Bond Fund (individually, a "Trust Series" and collectively, the "Trust Series"). Each Trust Series offers three separate classes of shares, the Class N shares, the UBS Investment Fund class shares, and the Class I shares.

          The Brinson Fund is a diversified series of the Trust, with its principal offices located at 209 South LaSalle Street, Chicago, Illinois 60604-1295, (800) 448-2430. The Brinson Fund has an investment objective which is substantially similar to that of the UBS Fund. The Brinson Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers.

          The UBS Fund is a diversified series of the Corporation, with its principal offices located at 200 Clarendon Street, Boston, Massachusetts 02116,
(888) 827-3863. The UBS Fund's investment objective is to provide a high total return from a portfolio of equity securities of foreign corporations The UBS Fund seeks to achieve its investment objective by investing all of its investable assets in the UBS International Equity Portfolio (the "UBS Portfolio"), a series of UBS Investor Portfolios Trust (the "UBS Trust"), a registered management investment company. The investment policies and restrictions and, consequently, the risks of investing in the Brinson Fund are substantially similar to those of the UBS Fund, but differ in certain respects as described more fully under "COMPARISON OF INVESTMENT POLICIES" in this Prospectus/Proxy Statement.

          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Brinson Fund and the Trust that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the prospectus of the Brinson Fund dated September 15, 1998, and the Annual Report of the Trust relating to the Brinson Fund dated June 30, 1998, each of which is incorporated by reference into this Prospectus/Proxy Statement and attached hereto as Exhibits B and C, respectively. A Statement of Additional Information dated September 15, 1998, relating to this Prospectus/Proxy Statement, the transaction described herein and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC" or the "Commission") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of that Statement may be obtained without charge by writing to the address noted above or by calling (800) 448-2430.

          A prospectus, statement of additional information, and annual report to shareholders, dated December 31, 1997, relating to the UBS Fund of the Corporation are also on file with the SEC (File nos. 33-64401; 811-07431), each of which is incorporated by reference herein and are available without charge upon request to the Corporation. This Prospectus/Proxy Statement will first be sent to shareholders on or about ___________, 1998.

          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION OR THE TRUST.

          SHARES OF THE UBS FUND AND THE BRINSON FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE UBS FUND AND THE BRINSON FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

         SOLICITATION AND REVOCATION OF PROXIES AND VOTING INFORMATION

          The enclosed proxy is solicited by and on behalf of the Board of Directors of the Corporation in connection with the Special Meeting of Shareholders of the UBS Fund to be held at __________________, on December 15, 1998 at _____ a.m. Eastern time (the "Meeting"), and at any or all adjournments thereof. You may revoke your proxy at any time before it is exercised by delivering a written notice to the Corporation expressly revoking your proxy, by signing and forwarding to the Corporation a later-dated proxy, or by attending the Meeting and casting your votes in person.

          The Corporation will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record by such persons. Such broker-dealer firms, custodians, nominees and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will not be borne by the Trust or the Corporation. In addition to solicitations by mail, some of the officers and employees of UBS A.G., without additional remuneration, may conduct additional solicitations by telephone, telegraph and personal interviews.

          Shareholders of record of the UBS Fund at the close of business on [________, 1998] (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. On the Record Date, there were __________ outstanding shares of the UBS Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the UBS Fund held on the Record Date.

          The Board of Directors does not intend to bring any matters before the Meeting other than the proposal described below and is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxyholders for which discretion has been granted will vote shares in accordance with the views of management.

          In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal set forth in the Notice of Special Meeting of Shareholders are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" any proposal in favor of adjournment and will vote those proxies required to be voted "AGAINST" any such proposal against any adjournment.

          For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes would be treated in the same manner with respect to the Trust.

          The proxyholders will vote all proxies received. It is the present intention that, absent contrary instructions, the enclosed proxy will be voted for the approval of the Agreement and Plan; and in the discretion of the proxyholders, upon such other matters not now known or determined as may legally come before the Meeting.

                            PRINCIPAL SHAREHOLDERS

          As of the Record Date, the following person(s) owned beneficially more than 5% of the outstanding voting shares of the UBS Fund: ___________ at [address] owned _______ shares (___%).
---------

          As of the Record Date, the following person(s) owned beneficially more than 5% of the outstanding voting shares of the Brinson Fund: _________ at [address] owned ________ shares (________%).
---------

          All of the respective officers and directors of the Corporation and the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding voting securities of the UBS Fund and the Brinson Fund, as relevant.

        PROPOSAL 1: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

                                    SUMMARY

          This summary of certain information contained in this Prospectus/Proxy Statement is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses of the UBS Fund and the Brinson Fund and the Agreement and Plan of Reorganization (the "Agreement and Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

PROPOSED TRANSACTION.  At meetings of the Board of Directors of the Corporation,
--------------------
the directors of the Corporation, including a majority of the directors who are not "interested persons" of the Corporation, as defined in the 1940 Act (the "Independent Directors"), considered and subsequently approved the Agreement and Plan providing for the transfer of substantially all of the assets and liabilities of the UBS Fund of the Corporation in exchange solely for the Class I Shares of beneficial interest of the Brinson Fund. (This proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") The value of Class I Shares issued by the Brinson Fund in connection with the Reorganization will equal the value of the net assets of the UBS Fund acquired by the Brinson Fund.

          Pursuant to the Agreement and the Plan, the Class I Shares issued by the Brinson Fund to the UBS Fund will be distributed to the shareholders of the UBS Fund in liquidation of the UBS Fund. As a result, shareholders of the UBS Fund will cease to be shareholders of such Fund and will instead be the owners of that number of full and fractional Class I Shares of the Brinson Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the UBS Fund on the closing date of the Reorganization.

          After presentations by representatives of Brinson and UBS A.G., the investment adviser to the UBS Portfolio of UBS Trust, discussing why, in their views, the proposal should be approved, the Board of Directors of the Corporation, including all of the Independent Directors present at the meetings at which the Reorganization was approved, concluded that the Reorganization is in the best interests of the shareholders of the UBS Fund and, therefore, recommended approval of the Agreement and Plan. The Board of Directors of the Corporation and the Board of Trustees of the Trust, respectively, also concluded that no dilution would result to the shareholders of the Corporation or the Trust as a result of the Reorganization.

VOTING INFORMATION. Approval of the Agreement and Plan requires the favorable
------------------
vote of the holders of a majority of the outstanding shares of the UBS Fund entitled to vote.

          Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the UBS Fund held on the Record Date. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN.

FEDERAL INCOME TAX CONSEQUENCES.  Consummation of the Reorganization is subject
-------------------------------
to the receipt of a tax opinion by counsel to the Trust substantially to the effect that, among other things, no gain or loss will be recognized by the UBS Fund or its shareholders for federal income tax purposes as a result of such Reorganization; the holding period and aggregate tax basis of Class I Shares of the Brinson Fund received by a shareholder of the UBS Fund will be the same as the holding period and aggregate tax basis of the shareholder's shares of the UBS Fund; and the holding period and tax basis of the assets of the UBS Fund in the hands of the Brinson Fund as a result of the Reorganization generally will be the holding period and tax basis of those assets in the hands of the UBS Fund from which they were acquired immediately prior to the Reorganization. It is anticipated that the Brinson Fund will continue to hold the investable assets of the UBS Fund with disposition of such assets only in the normal course of business.

                    COMPARISONS OF SOME IMPORTANT FEATURES

INVESTMENT OBJECTIVES AND POLICIES.  The Brinson Fund's investment objective is
----------------------------------
to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-U.S. issuers. The Brinson Fund seeks to achieve its objective by investing primarily in the equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while controlling risk, the Brinson Fund may invest in a wide range of equity securities.

          Similarly, the investment objective of the UBS Fund is to seek to provide a high total return from a portfolio of equity securities of foreign corporations. Unlike the Brinson Fund, however, the UBS Fund seeks to achieve its investment objective by investing all of its investable assets in the corresponding UBS Portfolio, a series of the UBS Trust, a separate registered investment company, which UBS Portfolio has the same investment objective and policies as the UBS Fund.

MANAGEMENT OF THE CORPORATION AND THE TRUST.  Similar to the Corporation and its
-------------------------------------------
Board of Directors, the management of the business and affairs of the Trust is the responsibility of its Board of Trustees. The Corporation is organized as a corporation under the laws of the State of Maryland, and the Trust is organized as a business trust under the laws of the State of Delaware. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust.

          The Corporation, on behalf of the UBS Fund, has not retained the services of an investment adviser since the UBS Fund seeks to achieve its investment objective by investing all of its investable assets in the UBS Portfolio. UBS A.G., a universal bank organized under the laws of and having its principal executive offices in Switzerland, through its New York office, located at 110 East 50th Street, New York, New York 10022 (the "UBS Adviser"), serves as the investment adviser of the UBS Portfolio pursuant to an investment advisory agreement. Phillips & Drew International Investment Limited (formerly, UBS International Investment London Limited), located at Triton Court, 14 Finsbury Square, London EC2A 1PD, United Kingdom (the "UBS Sub-Adviser"), serves as the sub-investment adviser to the UBS Portfolio.

          The Brinson Fund invests its assets directly in portfolio securities and is advised and managed by Brinson, 209 South LaSalle Street, Chicago, Illinois 60604-1295. Brinson is a wholly-owned subsidiary of UBS A.G.

FEES AND EXPENSES.  Pursuant to the UBS Trust's investment advisory agreement,
-----------------
the UBS Portfolio pays the UBS Adviser a fee for its services, calculated daily and paid monthly, equal on an annual basis to a rate of 0.85% of the UBS Portfolio's average daily net assets. Pursuant to a sub-advisory agreement between the UBS Adviser and P&DII, the UBS Adviser pays the UBS Sub-Adviser a fee, calculated daily and payable monthly, at an annual rate equal to 0.75% of the UBS Portfolio's first $20 million of average net assets, 0.50% of the next $30 million of average net assets, and 0.40% of the UBS Portfolio's average net assets in excess of $50 million. The UBS Adviser has voluntarily agreed to waive its fees and reimburse the UBS Fund and the UBS Portfolio for any of their respective operating expenses to the extent that the UBS Fund's total operating expenses (including its share of the UBS Portfolio's expenses) exceed, on an annual basis, 1.40% of the UBS Fund's average daily net assets.

          Pursuant to its investment advisory agreement with the Advisor, the Trust, on behalf of the Brinson Fund, is obligated to pay to Brinson a monthly fee at the annual rate of 0.80% of the Brinson Fund's average daily net assets, subject to certain fee waivers and expense reimbursements as further described below.

          The UBS Portfolio employs IBT Trust and Custodial Services (Ireland) LMTD ("IBT Ireland"), a subsidiary of Investors Bank and Trust Company ("Investors Bank"), and the UBS Fund employs Investors Bank, as administrators, respectively, under administration agreements (collectively, the "UBS Administration Agreements") to provide certain administrative services to the UBS Portfolio and the UBS Fund. The services provided by IBT Ireland and Investors Bank under the UBS Administration Agreements include certain accounting, clerical, and bookkeeping services, blue sky (for the UBS Fund only), corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. For the services Investors Bank provides under the administration agreement with the UBS Fund, the UBS Fund pays Investor Bank a fee which is calculated daily and paid monthly, equal, on an annual basis, to 0.065% of the UBS Fund's first $100 million average daily net assets and the 0.025% of the next $100 million average daily net assets. Investors Bank does not receive a fee from the UBS Fund on average daily net assets in excess of $200 million. For the services IBT Ireland provides under the administration agreement with the UBS Portfolio, the UBS Portfolio pays IBT Ireland a fee which is calculated daily and paid monthly, equal, on an annual basis, to 0.07% of the UBS Portfolio's first $100 million average daily net assets and 0.05% of the average daily net assets in excess of $100 million.

          The Brinson Fund receives administrative services pursuant to a Multiple Series Agreement (the "Services Agreement") entered into by the Trust, on behalf of each Trust Series, including the Brinson Fund, and Morgan Stanley Trust Company ("MSTC"), pursuant to which MSTC is required to provide general administrative, accounting, portfolio evaluation, transfer agency and custodian services to the Trust Series, including the coordination and monitoring of any third party series providers. As authorized under the Services Agreement, MSTC has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to each Trust Series.

          For its administrative, accounting, transfer agency and custodian services, MSTC receives the following as compensation from the Trust on an annual basis: 0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. MSTC receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any Trust Series into any other investment company sponsored or managed by the Advisor and assets of a Trust Series that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by MSTC and any third party service provider in providing such services. Pursuant to the CGFSC Agreement, MSTC pays CGFSC for services that CGFSC provides to MSTC in fulfilling MSTC's obligations under the Services Agreement.

          The annualized ratio of operating expenses to average net assets for the UBS Fund for the period of October 14, 1997 (commencement of operations) through December 31, 1997, and the annualized ratio of operating expenses to average net assets for the six month period ended June 30, 1998, were 1.26% and 1.40%, respectively, which (i) includes the UBS Fund's share of the UBS Portfolio's expenses, and (ii) are net of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements by the UBS Adviser, the ratios of total operating expenses to average net assets for the period of October 14, 1997 through December 31, 1997, and the six months ended June 30, 1998, would have been 2.13% and 2.03%, respectively.

          The ratio of operating expenses to average net assets for the Brinson Fund and the Class I Shares for the fiscal year ended June 30, 1998 were 1.00%. The Advisor has irrevocably agreed to waive its fees and to reimburse certain expenses of the Brinson Fund so that the Fund's total operating expenses never exceed 1.00% of the Brinson Fund's average net assets.

DISTRIBUTION SERVICES. Pursuant to a Distribution Agreement, First Fund
---------------------
Distributors, Inc. ("First Fund") serves as the distributor of the UBS Fund's shares. First Fund does not receive a fee pursuant to the terms of the distribution agreement, but receives compensation from the Administrator. The address of First Fund is 4455 East Camelback Road, Phoenix, Arizona 85018. Pursuant to an underwriting agreement, Funds Distributor, Inc. ("FDI") acts as underwriter to the Trust to facilitate the filing of notices regarding the sale of the shares of the Trust. FDI's fees for such services are borne by the Advisor. The address of FDI is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

           PRO FORMA FEE TABLE FOR THE UBS FUND AND THE BRINSON FUND
                              AS OF JUNE 30, 1998
                                  (Unaudited)

                                                             Actual                         Pro Forma
                                                       --------------------
                                                   UBS Fund/1/      Brinson Fund         After Transaction
                                                   -----------      ------------         -----------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
    Sales Load Imposed on Purchases                   None              None                   None
    Sales Load Imposed on Reinvested                  None              None                   None
       Dividends
    Deferred Sales Load                               None              None                   None
    Redemption Fees                                   None              None                   None
    Exchange Fee                                      None              None                   None
ANNUAL FUND OPERATING EXPENSES
------------------------------
    (as percentage of average net assets
    at June 30, 1998):
Management Fees (after fee waivers and
    reimbursements)..............................     0.05%             0.80%                  0.80%
12b-1 Fees.......................................     None              None                   None
Other Expenses (after fee waivers and
    reimbursements)..............................     1.21%             0.20%                  0.20%
Total Operating Expenses (after fee waivers
    and reimbursements)..........................     1.26%             1.00%                  1.00%

_____________________
/1/ The UBS Adviser had agreed to waive fees and reimburse the UBS Fund and the UBS Portfolio for any of their respective operating expenses to the extent that the UBS Fund's total operating expenses (including its share of the UBS Portfolio's expenses) exceed, on an annual basis, 1.40% of the UBS Fund's average daily net assets. If there were no waiver in effect, the UBS Portfolio's advisory fee would be equal, on an annual basis, to 0.85% of the UBS Portfolio's average daily net assets, and the total operating expenses of the UBS Fund would have been 2.13% for the fiscal year ended December 31, 1997.


Example:

         Based on the level of expenses listed above after waivers and reimbursements, an investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                            1 Year           3 Years           5 Years          10 Years
                                            ------           -------           -------          --------
UBS Fund                                      $14              $44               $77              $168
Brinson Fund                                  $10              $32               $55              $122
(After proposed transaction)

__________________________

          The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly. The example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.

PURCHASE PRICE, REDEMPTION PRICE, EXCHANGES, DIVIDENDS AND DISTRIBUTIONS. Shares
------------------------------------------------------------------------
of the UBS Fund and the Class I Shares of the Brinson Fund are sold on a continuous basis at their respective net asset values per share. The minimum initial investment in the UBS Fund is $25,000, except that the minimum initial investment is $10,000 for shareholders of another UBS Series. The minimum subsequent investment for all investors is $5,000. The minimum initial investment for employees of UBS A.G. or its affiliates is $5,000, and the minimum subsequent investment is $1,000. Certain tax deferred retirement plan programs (including Individual Retirement Accounts ("IRAs")) are subject to a minimum initial investment of $2,000, and subsequent investments must be $500.

          The minimum initial investment for Class I Shares of the Brinson Fund is $1,000,000. Subsequent investments for Class I Shares will be accepted in minimum amounts of $2,500. The minimum initial investment pursuant to an automatic investment plan is $1,000,000, with subsequent minimum investments of $500. The minimum purchase requirement for IRAs is $2,000. The Brinson Fund has agreed to waive the minimum initial investment requirement in connection with the Reorganization. The subsequent minimum investment requirement will be applied to UBS Fund shareholders who make additional investments after the Reorganization.

          Shares of the UBS Fund, the UBS Portfolio and the Brinson Fund may be redeemed at their respective net asset values per share. With respect to the Brinson Fund, redemptions in excess of $250,000 or 1% of net assets in any 90-day period may be subject to certain conditions.

          Shares of the UBS Fund may be exchanged for shares of the UBS Series, subject to certain limitations, as provided in the UBS Fund's prospectus. Class I Shares of the Brinson Fund may be exchanged for shares of the same class of any other Trust Series, subject to certain limitations, as provided in the Brinson Fund's prospectus. While the Corporation has five other series of shares with which the UBS Fund shareholders may exchange their shares, the Trust has twelve other series of shares with which the Brinson Fund shareholders may exchange their shares.

          The UBS Fund and the Brinson Fund have policies of distributing substantially all of their net investment income and net capital gains to their respective shareholders. The UBS Fund declares and pays dividends annually.
The Brinson Fund distributes its net investment income semi-annually in June and December, and distributes annually in December substantially all of its net long-term capital gains and any undistributed net short-term capital gains realized during the period. Any aggregate net capital gains realized from the sale of portfolio securities of the UBS Fund and the Brinson Fund are distributed at least once each year unless they are used to offset capital losses carried forward from prior years, in which case no capital gains will be distributed to the extent they offset such capital losses. Dividends and capital gains distributions are automatically reinvested by the UBS Fund and the Brinson Fund in additional shares at the then current net asset value, unless and until the shareholder requests to receive them in cash.

SPECIAL INFORMATION REGARDING THE UBS FUND'S TWO-TIER STRUCTURE.  An investment
---------------------------------------------------------------
in the UBS Fund is subject to certain special considerations due to the UBS Fund's two-tier structure, whereby it invests all of its assets in the corresponding UBS Portfolio of the UBS Trust and the UBS Portfolio invests directly in securities. The following discussion summarizes the considerations that are present in a two-tier fund structure. These considerations do not apply to an investment in the Brinson Fund.

          In addition to selling beneficial interests to the UBS Fund, the UBS Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the UBS Portfolio on the same terms and conditions and will pay a proportionate share of the UBS Portfolio's expenses. However, the other investors investing in the UBS Portfolio are not required to sell their shares at the same public offering price as the UBS Fund due to variations in pricing structures and other operating expenses. These differences may result in differences in returns experienced by investors in the different funds that invest in the UBS Portfolio. Such differences in returns, however, are also present in other mutual fund structures.

          Smaller funds investing in the UBS Portfolio may be materially affected by the actions of larger funds investing in the UBS Portfolio. For example, if a large fund withdraws from the UBS Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby lowering returns. Additionally, because the UBS Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, those possibilities also exist for traditionally structured funds that have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the UBS Portfolio could have effective voting control of its operations. Except as permitted by the SEC, whenever the UBS Fund is requested to vote on matters pertaining to the UBS Portfolio, the Corporation will hold a meeting of UBS Fund shareholders and will cast all of its votes proportionately as instructed by the UBS Fund's shareholders. UBS Fund shareholders who do not vote will not affect the UBS Fund's votes at the UBS Portfolio meeting. The percentage of the Corporation's votes representing the UBS Fund shareholders not voting will be voted by the Corporation in the same proportion as the UBS Fund shareholders who do, in fact, vote.

          Certain changes in the UBS Portfolio's investment objective, policies or restrictions, or a failure by the UBS Fund's shareholders to approve a change in the UBS Portfolio's investment objective or restrictions, may require the UBS Fund to withdraw its investments in the UBS Portfolio. Any such withdrawal could result in an in-kind distribution of portfolio securities (as opposed to a cash distribution) by the UBS Portfolio to the UBS Fund. In no event, however, will securities which are not readily marketable exceed 15% of the total value of such in-kind distribution. Such a distribution may result in a UBS Fund having a less diversified portfolio of investments or adversely affect the UBS Fund's liquidity, and the UBS Fund could incur brokerage, tax or other charges in converting such securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

          The UBS Fund may withdraw its investment in the UBS Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the UBS Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all the UBS Fund's assets in another pooled investment entity having the same investment objective and restrictions as the UBS Fund or the retaining of an investment adviser to manage the UBS Fund's assets in accordance with its investment policies.

RISK FACTORS AND COMPARISON OF POLICIES.  Because of the similarities of the
---------------------------------------
investment objectives and policies of the UBS Fund and the Brinson Fund, the investment risks associated with an investment in the UBS Fund are generally the same as those of the Brinson Fund. There are, however, some distinctions in the investment program of the UBS Fund and the Brinson Fund. For example, (i) the UBS Fund seeks to achieve its investment objective by investing all of its investable assets in the UBS Portfolio, while the Brinson Fund invests directly in portfolio securities; (ii) the UBS Portfolio is authorized to invest in securities of issuers in developing market countries, which may involve a high degree of risk and, in certain cases, may be considered speculative, while the Brinson Fund may not invest in such less developed markets; and (iii) the UBS Portfolio may purchase securities on a "when-issued" basis, while the Brinson Fund may not purchase securities in this manner. See "COMPARISON OF INVESTMENT POLICIES - Risk Factors" below and the accompanying prospectus of the Brinson Fund.


                        REASONS FOR THE REORGANIZATION

THE MERGER OF UNION BANK OF SWITZERLAND AND SWISS BANK CORPORATION. On June 29,
------------------------------------------------------------------
1998, pursuant to a merger agreement, dated December 5/6, 1997, Union Bank of Switzerland ("UBS") and Swiss Bank Corporation ("SBC"), each a universal bank organized under the laws of Switzerland, merged into UBS A.G., a newly-created entity organized under Swiss law. In conjunction with this transaction, UBS Brinson Inc., the current sub-investment adviser to certain other UBS Portfolios, was created by the merger of UBS Asset Management (New York) Inc. and SBC Brinson Inc. (These transactions are collectively referred to as the "Merger.") The corporate structure of the UBS Sub-Adviser was unaffected by the Merger.

          As a result of the Merger, and in an effort to promote more efficient operations, to eliminate duplicate costs and redundant products, and to enhance the distribution of shares, UBS A.G. and Brinson proposed that the UBS Fund be reorganized into the Brinson Fund.

          The Advisor is an investment management firm managing, as of March 31, 1998, over $ 158 billion, primarily for pension and profit sharing institutional accounts. The Advisor was organized in 1989 when it acquired the institutional asset management business of the First National Bank of Chicago and First Chicago Investment Advisors N.A. On April 25, 1995, SBC purchased all of the outstanding stock of the Advisor's former corporate parent, Brinson Holdings, Inc. The Advisor and its predecessor entities have managed domestic and international assets since 1974 and global assets since 1982.

REORGANIZATION.  The Reorganization has been proposed by UBS A.G. and Brinson as
--------------
a means of combining the UBS Fund with a fund managed by the Advisor with compatible investment objectives, policies, restrictions and portfolios. The sale of the assets of the UBS Fund to the Brinson Fund should enable the combined entity to obtain certain economies of scale with attendant savings in cost for the UBS Fund as further described below.

          At the same time, UBS A.G. presented and recommended for approval to the Corporation's Board of Directors agreements and plans of reorganization relating to the sale of assets and liabilities of each of the UBS Series to another Trust Series with similar investment objectives and policies. Such agreements and plans are subject to the separate approval by the shareholders of the respective UBS Series, and each of the six reorganizations is independent of the other.

          During the meetings at which the Agreement and Plan was presented to the Corporation's Board of Directors, the directors questioned the potential benefits to be gained by shareholders of the UBS Fund as well as any additional costs to be borne. In determining whether to recommend approval of the Reorganization to shareholders, the Board of Directors considered, among other factors: expense ratios of the Brinson Fund, as well as similar funds; the compatibility of the investment objectives, policies, restrictions and portfolios of the Brinson Fund with the UBS Fund; and the tax consequences of the Reorganization. Inquiry was also made as to fund administration and the availability of high quality shareholder services.

          During the course of its deliberations, the Corporation's Board of Directors also considered the fact that the expenses of the Reorganization will not be borne by the UBS Fund, the Corporation, the Brinson Fund or the Trust.

          In reaching the decision to recommend that shareholders of the UBS Fund vote to approve the Reorganization, the Board of Directors concluded that the Reorganization is in the best interests of the shareholders of the UBS Fund. The Board's conclusion was based on a number of factors, including that, as part of the Trust, which has higher aggregate net assets than the Corporation, shareholders should be able to obtain the benefits of economies of scale, permitting the reduction or elimination of certain duplicate costs and expenses which may result in lower overall expense ratios through the spreading of both fixed and variable costs of fund operations over a larger asset base. As a general rule, economies can be expected to be realized primarily with respect to fixed expenses. However, expenses that are based on the value of assets or the number of shareholder accounts, such as custody fees, would be largely unaffected by the Reorganization.

          In its deliberations, the Directors also considered that, as shareholders of the Trust, the Reorganization would provide shareholders with exchange privileges with respect to the Class I shares of the other twelve Trust Series, each with different investment objectives and policies. In addition, the Directors also determined that it may be detrimental for the UBS Fund to compete for the same investor assets as the Brinson Fund, each of which is either managed by UBS A.G. or indirectly managed by a subsidiary of UBS A.G.

          FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN. If the Agreement and Plan is not approved, the Board of Directors will consider other possible courses of action with respect to the UBS Fund, including dissolution and liquidation.


                     INFORMATION ABOUT THE REORGANIZATION

          The following summary of the Agreement and Plan of Reorganization does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement and Plan, a copy of which is attached hereto as Exhibit A.

METHOD OF CARRYING OUT THE REORGANIZATION.  Prior to the Reorganization, the UBS
-----------------------------------------
Portfolio will make a pro rata in-kind liquidating distribution of all of its assets to the UBS Fund and to each of its other shareholders.

          If the shareholders of the UBS Fund approve the Agreement and Plan, the reorganization of the UBS Fund will be consummated promptly after the various conditions to the obligations of each of the parties are satisfied. (See "Conditions Precedent to Closing.") Consummation of the Reorganization (the "Closing Date") will be on December 16, 1998, or such other date as is agreed to by the Corporation and the Trust, provided that the Agreement and Plan may be terminated by either party if the Closing Date does not occur on or before March 31, 1999.

          On the Closing Date, the UBS Fund will transfer substantially all of its assets and liabilities in exchange for the Class I Shares of the Brinson Fund having an aggregate net asset value equal to the aggregate value of assets and liabilities so transferred as of 4:00 p.m. Eastern time on the Closing Date. The stock transfer books of the Corporation with respect to the UBS Fund will be permanently closed as of 4:00 p.m. Eastern time on the Closing Date and only requests for redemption of shares of the UBS Fund received in proper form prior to 4:00 p.m. Eastern time on the Closing Date will be accepted by the Corporation. Redemption requests relating to the UBS Fund received by the Corporation thereafter shall be deemed to be redemption requests for shares of the Brinson Fund to be distributed to the former shareholders of the UBS Fund.

          The UBS Fund will distribute as of the Closing Date such Class I Shares of the Brinson Fund pro rata to its shareholders of record as of the close of business on the Closing Date. The number of shares shall be determined by dividing the aggregate net assets of the UBS Fund to be transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the UBS Fund and using market quotations determined by the UBS
Fund) by the net asset value per share of the Class I Shares of the Brinson Fund as of 4:00 p.m. Eastern time on the Closing Date.

          For example, on June 30, 1998, the net asset value of each share of the UBS Fund was $110.70. The net asset value of the Class I Shares of the Brinson Fund on that date was $12.15. Each share of the UBS Fund would have been exchanged for 9.114 shares of the Class I Shares of the Brinson Fund if the Closing had taken place on June 30, 1998.

          In the event that the shareholders of the UBS Fund do not approve the Agreement and Plan, the assets and liabilities of the UBS Fund will not be transferred on the Closing Date and the obligations of the Corporation under the Agreement and Plan shall not be effective. If the Reorganization is not approved by the UBS Fund shareholders, the Board of Directors of the Corporation will consider other alternatives, including dissolution and liquidation.

CONDITIONS PRECEDENT TO CLOSING.  The obligation of the Corporation to transfer
-------------------------------
the assets and liabilities of the UBS Fund to the Brinson Fund pursuant to the Agreement and Plan is subject to the satisfaction of certain conditions precedent, including performance by the Trust, in all material respects, of its agreements and undertakings under the Agreement and Plan, the receipt of certain documents from the Trust, the receipt of an opinion of counsel to the Trust, and requisite approval of the Agreement and Plan by the shareholders of the UBS Fund, as described above. The obligations of the Trust to consummate the Reorganization are subject to the satisfaction of certain conditions precedent, including the performance by the Corporation of its agreements and undertakings under the Agreement and Plan, the receipt of certain documents, financial statements and certificates from the Corporation, and the receipt of an opinion of counsel to the Corporation.

EXPENSES OF THE TRANSACTION.  The expenses incurred in connection with entering
---------------------------
into and consummating the transaction contemplated by the Agreement and Plan will not be borne by the UBS Fund, the Corporation, the Brinson Fund or the Trust.

FEDERAL INCOME TAX CONSEQUENCES.  Consummation of the Reorganization is subject
-------------------------------
to the receipt of a tax opinion by counsel to the Trust substantially to the effect that, on the basis of then current law and certain representations and assumptions, and subject to certain limitations, for federal income tax purposes:

          (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Brinson Fund and the UBS Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code;

          (ii) no gain or loss will be recognized by the Brinson Fund upon the receipt of the assets of the UBS Fund solely in exchange for the Class I Shares of the Brinson Fund and the assumption by the Brinson Fund of the liabilities of the UBS Fund;

          (iii) no gain or loss will be recognized by the UBS Fund upon the transfer of the UBS Fund's assets to the Brinson Fund in exchange for the Class I Shares of the Brinson Fund and the assumption by the Brinson Fund of liabilities of the UBS Fund or upon the distribution of the Class I Shares of the Brinson Fund to the UBS shareholder;

          (iv) no gain or loss will be recognized by the shareholders of the UBS Fund upon the exchange of their shares for Class I Shares of the Brinson Fund;

          (v) the aggregate tax basis of the shares of the Class I Shares of the Brinson Fund pursuant to the Reorganization will be the same as the aggregate tax basis of shares of the UBS Fund held by such shareholder immediately prior to the Reorganization and the holding period of the Class I Shares of the Brinson Fund to be received by each shareholder of the UBS Fund will include the period during which shares of the UBS Fund exchanged therefor were held by such shareholder (provided shares of the UBS Fund were held as capital assets on the date of the Reorganization); and

          (vi) the tax basis of the UBS Fund assets and liabilities acquired by the Brinson Fund will be the same as the tax basis of such assets and liabilities to the UBS Fund immediately prior to the Reorganization, and the holding period of the assets and liabilities of the UBS Fund in the hands of the Brinson Fund will include the period during which those assets were held by the UBS Fund.

          Shareholders of the UBS Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the UBS Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

DESCRIPTION OF THE CLASS I SHARES OF THE BRINSON FUND.  The Class I Shares of
-----------------------------------------------------
the Brinson Fund will be issued to shareholders of the UBS Fund in accordance with the procedures under the Agreement and Plan as described above. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no pre-emptive or conversion rights and will be transferable upon the books of the Trust. In accordance with the Brinson Fund's normal procedures as specified in its prospectus, the Brinson Fund will not issue certificates for shares of its Class I Shares to former shareholders of the UBS Fund, unless a letter is sent to the transfer agent of the Trust requesting a certificate. Ownership of the Brinson Fund shares by former shareholders of the UBS Fund will be recorded electronically and the Trust will issue a confirmation to such shareholders relating to those Class I Shares acquired as a result of the Reorganization. No redemption or repurchase of any shares of the Brinson Fund issued to former shareholders of the UBS Fund represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered for cancellation.

          As shareholders of the Brinson Fund, former shareholders of the UBS Fund will have substantially similar voting rights and rights upon dissolution with respect to the Brinson Fund as they currently have with respect to the UBS Fund. Shares of the UBS Fund and of the Brinson Fund do not have cumulative voting rights. Like the Corporation, the Trust does not routinely hold annual meetings of shareholders.

          Both the Corporation and the Trust are multi-series investment companies that currently issue shares representing interests in six and thirteen series, respectively, and shareholders of each of the UBS Funds and Trust Series currently vote in the aggregate with the shareholders of the other relevant series on certain matters (for example, the election of directors or trustees, as applicable, and ratification of independent accountants). Unlike the Corporation, however, the Trust currently offers three classes of shares of each of the Trust Series: the UBS Investment Fund class shares, the Class N shares and the Class I shares. Shares of a class represent an equal proportionate interest in the assets and liabilities of the applicable Trust Series with each other share, and each class has the same voting and other rights and preferences as the other classes of that Series, except that only the holders of Class N shareholders may vote on matters related to the rule 12b-1 plan associated with that class, and only the UBS Investment Fund class shareholders may vote on matters related to the rule 12b-1 plan associated with that class. The Class I shares are primarily sold to institutional investors and are not subject to distribution expenses pursuant to a distribution plan under rule 12b-1. The Class N shares, which are available exclusively to 401(k) participants, and the UBS Investment Fund class shares, which are sold primarily to retail investors, do not have a sales load but are subject to annual rule 12b-1 plan expenses. With respect to the UBS Fund and voting on matters relating to the UBS Portfolio, see the discussion "Special Information Regarding the UBS Fund's Two-Tier Structure" under "COMPARISON OF SOME IMPORTANT FEATURES."

          The UBS Trust is organized as a master trust under the laws of the State of New York. The UBS Trust's Declaration of Trust provides that the UBS Fund and other entities investing in the UBS Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the UBS Portfolio. However, the risk of the UBS Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the UBS Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the UBS Fund nor its shareholders will be adversely affected by reason of the UBS Fund's investing in the UBS Portfolio.

CAPITALIZATION.  The following table sets forth, as of June 30, 1998, (i) the
--------------
capitalization of the UBS Fund, (ii) the capitalization of the Brinson Fund, and
(iii) the pro forma capitalization of the Brinson Fund as adjusted to give effect to the proposed Reorganization. The capitalization of the Brinson Fund is likely to be different when the Reorganization is consummated.

                                                        UBS Private
                                                       Investor Funds,
                                                         Inc. - UBS       The Brinson Funds
                                                        International   - Non-U.S. Equity Fund     Pro Forma After
                                                        Equity Fund        - Class I Shares        Reorganization
                                                        -----------        ----------------        --------------
Net assets...........................................   $31,847,460          $439,328,830           $471,176,290
                                                        -----------          ------------           ------------
Net asset value per share............................   $110.70              $12.15                 $12.15
                                                        -----------          ------------           ------------
Shares outstanding...................................   287,682              36,163,586             38,784,776
                                                        -----------          ------------           ------------

__________________________

          To the extent permitted by law, the Agreement and Plan may be amended without shareholder approval by mutual agreement in writing of the Corporation and the Trust. The Agreement and Plan may be terminated and the Reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the UBS Fund by mutual consent of the parties to the Agreement.

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

THE BRINSON FUND AND THE UBS FUND.  The investment objective of the Brinson
----------------------------------
Fund is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers. In seeking to achieve its investment objective while controlling risk, the Brinson Fund may invest in a wide range of equity securities. Similarly, the UBS Fund's investment objective seeks to provide a high total return from a portfolio of equity securities of foreign corporations.

INVESTMENT POLICIES.  In seeking to achieve their respective investment
--------------------
objectives, the Brinson Fund and the UBS Fund are guided by substantially similar policies that should be considered by the shareholders of the UBS Fund. However, unlike the Brinson Fund, which directly acquires and manages its own portfolio securities, the Corporation seeks to achieve the UBS Fund's investment objective by investing all of the UBS Fund's investable assets in the UBS Portfolio, a series of a separate registered investment company. The UBS Portfolio has the same investment objective and policies as the UBS Fund.

          Unless otherwise specified, the investment policies of each of the Brinson Fund and the UBS Fund may be changed without shareholder approval. Policies or restrictions stated as fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented, whichever is less ("Majority Vote").

          The investment objective of the Brinson Fund is fundamental and may not be changed without approval of the Brinson Fund's shareholders. The investment objective of the UBS Fund is also fundamental, and may be changed only with the approval of the holders of a majority of the outstanding shares of the UBS Fund.

          Since the UBS Fund pursues its investment objective by investing all of its investable assets in the UBS Portfolio, the UBS Fund's and the UBS Portfolio's investment objective are the same and, therefore, the investment characteristics of the UBS Fund correspond directly to those of the UBS Portfolio. Accordingly, the following is a discussion of the various investments and restrictions of, and techniques employed by, the UBS Portfolio.

          The Brinson Fund is diversified series of the Trust, a multi-series investment company registered under the 1940 Act. The UBS Fund is a diversified series of the Corporation, a multi-series investment company registered under the 1940 Act. Both calculate net asset value per share as of the close of trading (currently 4:00 P.M. Eastern time) on each day that the New York Stock Exchange is open for business. Such net asset value per share is calculated by subtracting the aggregate of all liabilities from the gross value of all assets and dividing the result by the total number of shares outstanding.

          With respect to the Class I Shares of the Brinson Fund, such Class will bear, pro rata, all of the common expenses of the Trust. The net asset value of the outstanding shares of the Class I Shares of the Brinson Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Brinson Fund represented by the value of shares of each of the classes of the Fund. All income earned and expenses incurred by the Brinson Fund will be borne on a pro rata basis by each outstanding share of a class, based on such class' percentage in the Brinson Fund represented by the value of the shares of the classes, except that the Class I Shares of the Brinson Fund will not incur any of the expenses under the distribution plans adopted by the UBS Investment Funds class of shares and the Class N shares, respectively.

          As further described below, the UBS Portfolio invests primarily in equity securities of non-U.S. issuers. The UBS Portfolio will invest in companies based in at least five foreign countries. Under normal circumstances, the UBS Sub-Adviser intends to keep at least 65% of the value of the UBS Portfolio's total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics, such as preferred stocks, warrants, rights and convertible securities. In seeking to achieve its investment objective, the UBS Portfolio will pursue total return consisting of realized and unrealized capital gains and losses plus net income. The UBS Portfolio seeks to achieve its objective by investing in companies that the UBS Sub-Adviser believes are fundamentally sound and that are typically selling at below market valuations and that the UBS Sub-Adviser believes will grow at above-market rates. The emphasis on value leads to investments in companies with relatively low price/earnings and price/book value ratios and high yields. The UBS Portfolio may also engage in futures, options and currency transactions.

          Under normal conditions, the Brinson Fund will invest at least 65% of its total assets in the equity securities of issuers in at least three countries other than the United States. Although the Brinson Fund may invest anywhere in the world, it is expected that the Brinson Fund's assets will be primarily invested in the equity markets included in the Morgan Stanley Capital International Non-U.S. Equity (Free) Index. In addition, it may engage in futures, options and currency transactions for non-speculative purposes such as hedging against interest rate and currency risks.

          As a fundamental policy, both the Brinson Fund and the UBS Portfolio do not intend to invest their assets in a particular industry. Both the Brinson Fund and the UBS Portfolio may not purchase the securities (or other obligations, in the case of the UBS Portfolio) of issuers conducting their principal business activity in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of the Brinson Fund's or the UBS Portfolio's investments in such industry would exceed 25% of the value of its respective total assets. In the case of the Brinson Fund, this restriction is applied without reference to the countries in which an industry is located. The UBS Portfolio's restriction also provides that it may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions.

Equity Investments

          Both the Brinson Fund and the UBS Portfolio may invest in a wide range of equity securities of non-U.S. issuers. The Brinson Fund's and the UBS Portfolio's investments include common stocks and other securities with equity characteristics, such as preferred stock, debt securities convertible into or exchangeable for common stock, warrants, rights that are convertible into common stock, and sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts"). The Brinson Fund may also invest in closed-end investment companies, and the UBS Portfolio may invest in interests similar to equity securities, such as trust or limited partnership interests.

          The equity markets in which the Brinson Fund invests will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets and thus, large, intermediate and small capitalization ranges vary country by country. The UBS Portfolio is not subject to a policy regarding the capitalization levels of issuers in which it may invest, but the UBS Portfolio's primary equity investments are the common stock of established companies based in developed countries outside the United States.

          The Brinson Fund and the UBS Portfolio do not intend to invest in U.S. securities other than under temporary or extraordinary circumstances. Unlike the Brinson Fund, the UBS Portfolio may invest in securities of issuers located in developing market countries. Both the Brinson Fund and the UBS Portfolio will invest in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

Short-Term Debt and Money Market Instruments

          Both the Brinson Fund and the UBS Portfolio may invest a portion of their assets in short-term debt securities (including repurchase agreements) and money market instruments of corporations (such as commercial paper), and short-term debt securities of the U.S. government and its agencies and instrumentalities, and banks and finance companies (in the case of the Brinson
Fund). These instruments, other than U.S. government securities, may be denominated in any currency. The UBS Portfolio may also invest in short-term obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions. The Brinson Fund and the UBS Portfolio may invest in money market mutual funds.

          When unusual market conditions warrant, the Brinson Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. The UBS Portfolio may invest in money market instruments without limitation pending other investments or settlements, for liquidity purposes or in adverse market conditions. When the Brinson Fund or the UBS Portfolio invests for defensive purposes, this practice may affect the attainment of the Fund's or the Portfolio's investment objective.

          The UBS Portfolio may also invest in master demand obligations, which are a type of commercial paper that provide for periodic adjustments in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the UBS Sub-Adviser. Master demand obligations are not rated, and the UBS Portfolio is not subject to a specific percentage limitation on its investments in master demand obligations. The Brinson Fund has no corresponding investment policy regarding master demand obligations.

          At the time the UBS Portfolio invests in any commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"); the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P; or if no such ratings are available, the investment must be of comparable quality in the UBS Sub-Adviser's opinion. At the time the UBS Portfolio invests in any short-term debt securities, they must be rated A or higher by Moody's or S&P or if unrated, the investment must be of comparable quality in the UBS Sub-Adviser's opinion. The Brinson Fund is not subject to specific quality requirements for these investments.

When-Issued or Delayed Delivery Securities

          The UBS Portfolio may purchase securities on a when-issued and on a delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the UBS Portfolio until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. Between the trade and settlement dates, the UBS Portfolio will maintain a segregated account consisting of a portfolio of liquid securities with a value equal to these commitments. It is the current policy of the UBS Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of such Portfolio's total assets less liabilities (excluding the obligations created by these commitments). The Brinson Fund does not purchase securities on a when-issued or delayed delivery basis.

Asset-Backed Securities

          The UBS Portfolio may invest in asset-backed securities. Asset-backed securities represent a participation interest in, or are secured by or payable from, a stream of payments generated by particular assets such as mortgages, motor vehicles or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The Brinson Fund is not permitted to purchase asset-backed securities.

Repurchase Agreements

          Both the Brinson Fund and the UBS Portfolio are authorized to enter into repurchase agreements. In a repurchase agreement transaction, the Brinson Fund or the UBS Portfolio purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Brinson Fund and the UBS Portfolio may not enter into a repurchase agreement having a maturity of longer than seven days if, as a result, such agreement, together with any other illiquid securities held, would exceed 15% of the value of their respective net assets. At no time will the UBS Portfolio invest in repurchase agreements maturing in more than thirteen months. The Brinson Fund is not subject to a similar restriction.

Reverse Repurchase Agreements

          The Brinson Fund and the UBS Portfolio may also borrow money by entering into reverse repurchase agreements. Reverse repurchase agreements involve sales of portfolio securities to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. In a reverse repurchase agreement transaction, the Brinson Fund and the UBS Portfolio direct their respective custodian bank to place cash or liquid securities in a segregated account in an amount equal to the repurchase price. Reverse repurchase agreements will be considered as borrowings for purposes of the Brinson Fund's and the UBS Portfolio's limitation on borrowing. In order to engage in such investments, the Brinson Fund and the UBS Portfolio are required to maintain asset coverage of at least 300% for such borrowings.

Borrowing Policy

          As a fundamental policy, the Brinson Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions, although it will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank and in accordance with the requirements of the 1940 Act and relevant SEC positions. The Brinson Fund has no intention of increasing its net income through borrowing. The Brinson Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except that it may purchase notes and enter into reverse repurchase agreements.

          Similarly, the UBS Portfolio has a fundamental policy that it may borrow money from banks for extraordinary or emergency purposes. The UBS Portfolio may enter into reverse repurchase agreements and other permitted borrowings that constitute senior securities under the 1940 Act only in amounts up to one-third of the market value of its total assets (including the amounts borrowed), less liabilities (excluding obligations created by such borrowings and reverse repurchase agreements). The UBS Portfolio's borrowing activities are done in accordance with the requirements of the 1940 Act and relevant SEC positions.

          Neither the Brinson Fund nor the UBS Portfolio may purchase investment securities while either has any outstanding borrowings (including repurchase agreements, in the case of the UBS Portfolio) that exceeds 5% of its respective net assets. Unlike the Brinson Fund, the UBS Portfolio may increase its interest in an open-end management investment company with the same investment objective and restrictions while such borrowings are outstanding.

Securities Lending

          The Brinson Fund and the UBS Portfolio may each loan securities held in their respective portfolios to qualified broker-dealers and financial institutions provided that such loans are continuously collateralized in amounts at least equal to the current market value and accrued interest of the securities loaned. The UBS Portfolio will not make any loans in excess of one year, while the Brinson Fund is not subject to a comparable restriction.

Rule 144A Securities and Restricted Securities

          Both the Brinson Fund and the UBS Portfolio may invest in securities that are exempt under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), from the registration requirements of the 1933 Act. Securities purchased under Rule 144A are traded among qualified institutional investors. The Brinson Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the 1933 Act may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees. The Brinson Fund may invest up to 15% of its total assets in securities of issuers which are restricted from selling to the public without registration under the 1933 Act, excluding restricted securities eligible for resale pursuant to Rule 144A.

          As a matter of non-fundamental policy, the UBS Portfolio may not invest more than 15% of its net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable excluding (a) Rule 144A securities that have been determined to be liquid by the UBS Portfolio's Board of Trustees and (b) commercial paper that is sold under
Section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Corporation's Board of Directors has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the Corporation's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid. In addition, the UBS Portfolio will not invest more than 10% of its total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act.

Investment Company Securities

          The UBS Portfolio may purchase securities of other investment companies to the extent that such purchases are consistent with the UBS Portfolio's investment objective and restrictions and are permitted under the 1940 Act. Securities of any investment company will not be purchased by the UBS Portfolio if such purchase would cause: (a) more than 10% of the UBS Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the UBS Portfolio's total assets to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the UBS Portfolio. The UBS Portfolio is subject to a non-fundamental investment restriction that provides that the UBS Portfolio will not purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commissions, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation. In addition, except in the case of a merger or consolidation, the UBS Portfolio shall not purchase any securities of any open-end investment company unless the UBS Sub-Adviser waives its investment advisory fee with respect to the assets of the UBS Portfolio invested in other open-end investment companies.

          As a matter of fundamental policy, the Brinson Fund may not invest in securities of any open-end investment company, except that (1) the Brinson Fund may purchase securities of money market mutual funds, and (2) the Brinson Fund may purchase shares of an open-end investment company in accordance with any exemptive order obtained from the SEC which permits investment by the Brinson Fund in other Trust Series or in other investment companies or series thereof advised by the Advisor. In addition, the Brinson Fund may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange.

          Under the terms of an exemptive order issued by the SEC, the Brinson Fund may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Brinson Fund to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Brinson Fund's securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. The Brinson Fund's investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Brinson Fund's total assets. In the event that the Advisor waives 100% of its investment advisory fee with respect to the Brinson Fund, as calculated monthly, then the Brinson Fund will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Brinson Fund. The UBS Portfolio is not subject to a similar order.

          As a shareholder of another investment company, the Brinson Fund or the UBS Portfolio would bear, along with other shareholders, the pro rata portion of the other investment company's expenses, including any advisory fees. These expenses would be in addition to the expenses that the Brinson Fund or the UBS Portfolio would bear in connection with its own operations.

Futures, Options and Other Derivative Instruments

          The Brinson Fund and the UBS Portfolio may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in certain derivative instruments described below. In addition, the UBS Portfolio and the Brinson Fund may invest in derivatives for hedging purposes. A derivative instrument is a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The Brinson Fund and the UBS Portfolio may invest in a variety of derivative instruments, including futures contracts and options transactions. The Brinson Fund and the UBS Portfolio will invest in derivatives only to the extent that the instruments are determined by the Advisor and the UBS Sub-Adviser to be consistent with the Brinson Fund's or the UBS Portfolio's investment objective and policies.

Futures and Options

          The Brinson Fund and the UBS Portfolio may enter into contracts for the future purchase or sale of securities, indices of securities and foreign currencies. A financial futures contract is an agreement between the parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contact on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. (This latter type of futures contract is described below under "Foreign Currencies and Forward Currency Transactions.") Both the Brinson Fund and the UBS Portfolio will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission ("CFTC") for sale to customers in the United States, on foreign exchanges.

          The Brinson Fund and the UBS Portfolio may enter into futures contracts to the extent that not more than 5% of their respective net assets are committed as futures contract margin deposits. The Brinson Fund may enter into these transactions to the extent that obligations relating to such futures transactions represent not more than 25% of its assets. The Brinson Fund may affect futures transactions through futures commission merchants who are affiliated with the Advisor or Trust Series in accordance with procedures adopted by the Trust's Board of Trustees.

          The Brinson Fund and the UBS Portfolio may purchase and sell put and call options on U.S. and foreign securities and indices and enter into related closing transactions. In addition, the UBS Portfolio may purchase and sell put and call options on futures transactions. The Brinson Fund and the UBS Portfolio may purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and on recognized foreign exchanges. Because the SEC construes over-the-counter options as being illiquid, the Brinson Fund and the UBS Portfolio may only invest in such options to the extent consistent with its respective 15% limit on investments in illiquid securities.

          The Brinson Fund and the UBS Portfolio may purchase call options on securities to the extent that premiums paid by the Brinson Fund or the UBS Portfolio do not aggregate more than 20% of the Brinson Fund's or the UBS Portfolio's total assets. In addition, in order to assure that the Brinson Fund and the UBS Portfolio will not be considered a "commodity pool operator" for purposes of the rules of the CFTC, the Brinson Fund and the UBS Portfolio will only enter into transactions in futures contracts and options on futures contracts if (i) such transactions constitute bona fide hedging transactions, as defined under CFTC rules, or (ii) no more than 5% of the Brinson Fund's or the UBS Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

          The Brinson Fund may, as a matter of non-fundamental policy, purchase and sell stock index futures and options on stock index futures. The Brinson Fund may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of its total assets. With regard to the selling of put options, the Brinson Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The Brinson Fund does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

          As a matter of non-fundamental policy, the UBS Portfolio may purchase and sell puts and calls on securities, stock index futures or options on stock index futures, or futures or options on futures according the following conditions. First, the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange (except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges). Second, the aggregate margin requirements required on all such futures or options thereon do not exceed 5% of the Portfolio's total assets.

Swaps

          The UBS Portfolio is authorized to invest in interest rate swaps and related products, such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors. Interest rate swaps involve the exchange by the UBS Portfolio with another party of their respective right to receive interest payments. The UBS Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities it anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. As a matter of non-fundamental policy, the Brinson Fund may not engage in swaps or invest in such related derivative instruments.

Foreign Currencies and Forward Currency Transactions

          The Brinson Fund and the UBS Portfolio normally maintain a substantial portion of their assets in foreign securities. Because both the Brinson Fund and the UBS Portfolio may invest a substantial amount of their respective assets in foreign securities and such securities may be denominated in various foreign currencies, their assets are subject to certain risks associated with currency or exchange rate fluctuations. Exposure to foreign currencies may be adjusted based on the perception of the most favorable markets and issuers, taking into consideration the relationship of the foreign currencies to the U.S. dollar. Neither the Brinson Fund nor the UBS Portfolio has a percentage limitation with respect to the amount of its assets that may be invested in securities denominated in foreign currencies. Rather, both the Brinson Fund and the UBS Portfolio are authorized to allocate their exposure to foreign currencies to take advantage of or to protect their investments from risk and return characteristics of foreign currencies and exchange rates.

          The Brinson Fund and the UBS Portfolio may alter fixed income or money market exposures, enter into forward currency exchange contracts, use currency futures contracts, purchase or sell options thereon or purchase or sell currency options. Such investment techniques are designed to take advantage of or protect the Brinson Fund and the UBS Portfolio from currency fluctuations.

          The Brinson Fund and the UBS Portfolio may purchase or sell currencies and forward currency transactions. Both the Brinson Fund and the UBS Portfolio may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date, at an amount set by the parties (i.e., a "forward foreign currency" contract or "forward" contract). The Brinson Fund and the UBS Portfolio will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

          When the Brinson Fund or the UBS Portfolio enters into a forward contract to sell an amount of foreign currency, the Brinson Fund or the UBS Portfolio must establish a segregated account with its custodian and will place segregated assets in an amount not less than the value of the total assets committed to the consummation of such forward contracts. The Brinson Fund and the UBS Portfolio may enter into forward contracts for hedging purposes as well as for non-hedging purposes.

          The Brinson Fund and the UBS Portfolio may purchase and sell put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar costs of securities to be acquired. The Brinson Fund may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts will be utilized. The Brinson Fund and the UBS Portfolio may sell covered call options on foreign currencies, meaning that they will own an equal amount of, or an offsetting position in, the underlying currency. If the Brinson Fund or the UBS Portfolio sells put options, it will keep cash or high-quality liquid securities segregated in a sufficient quantity with its custodian.

INVESTMENT RESTRICTIONS
-----------------------

          The investment restrictions of the Brinson Fund, the UBS Fund and the UBS Portfolio are similar, but not identical. Each of the investment restrictions applicable to the Brinson Fund is a fundamental policy that may not be changed without a Majority Vote of the Brinson Fund's outstanding shares.
The UBS Fund and the UBS Portfolio, however, have adopted investment restrictions that are fundamental and non-fundamental; to the extent that a fundamental policy and non-fundamental policy apply to a given investment activity or strategy, the more restrictive policy shall govern. Each investment policy of the UBS Fund and the UBS Portfolio discussed below is fundamental, unless otherwise indicated. These fundamental investment restrictions are in addition to those discussed previously in the "Investment Policies" section. As with the Brinson Fund, a fundamental investment restriction may not be changed without a Majority Vote of the UBS Portfolio's (or the UBS Fund's) outstanding shares.

          The investment restrictions applicable to the UBS Fund have been adopted by the Corporation's Board of Directors, with respect to the UBS Fund, and by the UBS Trust's Board of Trustees, with respect to the UBS Portfolio.
The investment restrictions of the UBS Fund and the UBS Portfolio are identical, unless otherwise specified.

          With respect to both the Brinson Fund and the UBS Portfolio, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's or Portfolio's total assets will not be considered a violation.

          Neither the Brinson Fund nor the UBS Portfolio may, as to 75% of its total assets, purchase the securities (or other obligations, in the case of the UBS Portfolio) of any one issuer, other than securities issued (or guaranteed, in the case of the UBS Portfolio) by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Brinson Fund or the UBS Portfolio would be invested in securities (or obligations, in the case of the UBS Portfolio) of such issuer. The UBS Portfolio however, may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions.

          Neither the Brinson Fund nor the UBS Portfolio may invest in real estate (or interests in real estate, in the case of the Brinson Fund, but this will not prevent the Brinson Fund from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs (including limited partnerships, in the case of the UBS Portfolio) or leases (in the case of the Brinson Fund only). The UBS Portfolio's restriction further provides that it may not purchase or sell real estate mortgage loans. Additionally, the UBS Portfolio may purchase the equity securities or commercial paper issued by companies that invest in real estate or interests therein, including real estate investment trusts.

          Neither the Brinson Fund nor the UBS Portfolio may purchase or sell commodities or commodity contracts. The Brinson Fund's restriction provides that it may enter into futures contracts and options thereon in accordance with its prospectus. The UBS Portfolio restriction provides that it may not purchase or sell options on commodities or commodity contracts except for its interest in certain activities described in its statement of additional information.

          The Brinson Fund may not make investments in securities for the purpose of exercising control over or management of the issuer. The UBS Portfolio has a non-fundamental investment restriction that provides that it will not invest for the purpose of exercising control or management.

          Neither the Brinson Fund nor the UBS Portfolio (with respect to 75% of its total assets) may purchase the securities of an issuer if, immediately after such purchase, the Brinson Fund or the UBS Portfolio would own more than 10% of the outstanding voting securities of such issuer. The UBS Portfolio further provides that it may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions.

          The Brinson Fund may not sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Brinson Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

          The UBS Portfolio is subject to a non-fundamental restriction that provides that it may not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

          As a matter of non-fundamental policy, the UBS Portfolio may not sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the UBS Portfolio, and the value of securities of any one issuer in which the UBS Portfolio is short exceeds the lesser of 2.0% of the value of the Portfolio's net assets or 2.0% of the securities of any class of any U.S. issuer, and provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (this provision does not include the sale of securities the UBS Portfolio contemporaneously owns or where the UBS Portfolio has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box). The UBS Portfolio has no current intention to engage in short selling.

          In addition to the restrictions on borrowing discussed previously in the "Investment Policies" section, the UBS Portfolio's investment restriction also provides that it may not mortgage, pledge, or hypothecate any assets, except in connection with any permitted borrowing or reverse repurchase agreements.

          Neither the Brinson Fund nor the UBS Portfolio may act as an underwriter of securities, except that, with respect to the Brinson Fund, in connection with the disposition of a security, the Brinson Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

          Both the Brinson Fund and the UBS Portfolio (as a matter of non-fundamental policy) may not invest more than 5% of their total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies. Additionally, the UBS Portfolio is subject to a non-fundamental investment restriction that provides that it will not invest more than 15% of the its net assets (taken at the greater of cost or market value) in securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. government securities).

          In addition to the above investment restriction, the UBS Portfolio has adopted the following non-fundamental investment restrictions. The Brinson Fund is not subject to comparable restrictions.

          The UBS Portfolio may not invest in securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the UBS Fund, or is an officer or director of the UBS Adviser, if after the purchase of the securities of such issuer for the UBS Portfolio one or more of such persons own beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

          The UBS Portfolio may not invest in warrants (other than warrants acquired by the UBS Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the UBS Portfolio's net assets or if, as a result, more than 2% of the UBS Portfolio's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.


RISK FACTORS
------------

          The Brinson Fund and the UBS Portfolio invest primarily in equity securities of non-U.S. issuers and corporations. Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. Fluctuations in the value of equity investments will affect the value of the shares and thus the Brinson Fund's and the UBS Portfolio's total return to investors.

Foreign Securities

          The Brinson Fund and the UBS Portfolio share certain risks that are inherent when investing in foreign securities that are not typically associated with investments in U.S. issuers, including, but not limited to, economic developments, possible withholding taxes, seizure of foreign deposits, changes in currency rates or currency exchange controls, higher transactional costs due to a lack of negotiated commissions, or other governmental restrictions which might affect the amount and types of foreign investments made or the payment of principal or interest on securities in the investment portfolios of the Brinson Fund and the UBS Portfolio. In addition, in some non-U.S. countries there is the possibility of political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Also, there may be less information available about these securities in general, and it may be more difficult to obtain or enforce a court judgment in the event of a lawsuit. In the case of Depository Receipts, the issuers of these instruments are not obligated to disclose material information in the United States.

Developing Market Countries

          Unlike the Brinson Fund, the UBS Portfolio may invest in securities of issuers in developing market countries. Investments in securities of issuers in developing market countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers, as discussed above, to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or non-existent volume of trading, resulting in limited liquidity and in price volatility; (iii) certain national policies that may restrict the UBS Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interest; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

          Securities of issuers in developing market countries have offered greater potential for gain, as well as loss, than securities of companies located in developed countries. Countries such as those in which the UBS Portfolio may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

          The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. In consideration of the foregoing, a governmental issuer may default on its obligations. If such default occurs, the UBS Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

Currency and Exchange Rate Fluctuations

          The assets of the Brinson Fund and the UBS Portfolio are subject to certain risks associated with currency or exchange rate fluctuations. The U.S. dollar market value of the Brinson Fund's and the UBS Portfolio's investments and dividends and interest earned may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets could have adverse affects. Although both the Brinson Fund and the UBS Portfolio may attempt to manage currency exchange rate risks, there is no assurance that either will do so at an appropriate time or that either will be able to predict exchange rates accurately.

          If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

          Although foreign currency transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, these transactions also limit any potential gain that might be realized should the value of the hedged currency increase. Additionally, any premiums paid for currency or futures options increase transaction costs. Forward contracts that convert one foreign currency into another foreign currency will cause the Brinson Fund or the UBS Portfolio to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of these transactions and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date such a transaction is entered into and the date it matures. The projection of currency market increments is extremely difficult and the successful execution of a hedging strategy is highly uncertain.

          On January 1, 1999, the European Monetary Union (the "EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of participating member nations. If the Brinson Fund or the UBS Portfolio holds investments in nations with currencies replaced by the Euro, its investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the impact of the Euro on the Brinson Fund or the UBS Portfolio, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

          The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies, and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Brinson Fund or the UBS Portfolio invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

          The Brinson Fund's and the UBS Portfolio's ability to "pass through" any foreign taxes paid for tax credit or deduction purposes will be determined by the composition of their respective portfolios. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar.


Futures, Options and Other Derivative Instruments

          The success of the investments by the Brinson Fund and the UBS Portfolio in options, futures, options on futures (in the case of the UBS Portfolio), forward contracts and other derivative instruments will depend on the judgment of the Advisor and the UBS Sub-Adviser, respectively, as to trends relating to prices, interest rates and currency rates. Risks inherent in the use of futures, options, options in futures, and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. The Brinson Fund or the UBS Portfolio could experience a loss if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower return. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited.

          The Brinson Fund's and the UBS Portfolio's purchases of options on indices will subject them to the following risks. First, because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Brinson Fund or the UBS Portfolio will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by either the Brinson Fund or the UBS Portfolio of options on indices is subject to the Advisor's or the UBS Sub-Adviser's ability, respectively, to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

          Second, index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Brinson Fund and the UBS Portfolio would not be able to close out options which they had purchased and the Fund or the Portfolio may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

          Finally, if either the Brinson Fund or the UBS Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Brinson Fund or the UBS Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Brinson Fund or the UBS Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Repurchase Agreements

          The Brinson Fund and the UBS Portfolio may each invest in repurchase agreements, which involve risk of loss if a seller defaults on its obligations under the agreement, and reverse repurchase agreements, which involve risk of loss if a purchaser defaults in its obligation to return securities to the Brinson Fund or the UBS Portfolio.

When-Issued and Delayed Delivery Securities

          The UBS Portfolio may purchase securities on a when-issued and a delayed delivery basis. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into a when-issued or delayed delivery transaction, the UBS Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the UBS Portfolio may be disadvantaged.


Securities Lending

          Both the Brinson Fund and the UBS Portfolio may loan portfolio securities to qualified broker-dealers and other institutions on a collateralized basis. As with any extension of credit, loans by the Brinson Fund or the UBS Portfolio may be subject to the risks of delay in recovery and loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities are only made to firms deemed by either the Brinson Fund or the UBS Portfolio to be of good standing, and when, in the judgment of either the Brinson Fund or the UBS Portfolio, the income that can be earned from such loans justifies the attendant risk.

Asset-Backed Securities

          Unlike the Brinson Fund, the UBS Portfolio may invest in asset-backed securities. Risks of asset-backed securities include the prepayment of the debtor's obligation and the creditor's limited interests in applicable collateral. Additionally, if the letter of credit guaranteeing payments of principal or interest for the asset-backed securities is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amount due in underlying sales contracts are not realized.


                      INFORMATION ABOUT THE BRINSON FUND

          Information about the Brinson Fund is included in its current prospectus, which is attached to this Prospectus/Proxy Statement and incorporated by reference herein. Additional information about the Brinson Fund is included in a Statement of Additional Information, of even date with the prospectus and in the Statement of Additional Information related to this Prospectus/Proxy Statement, which is dated ___________, 1998 which has been filed with the Commission and is incorporated by reference herein. Copies of these Statements of Additional Information may be obtained without charge by writing to the Trust or calling 1-800-448-2430. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street N.W., Washington, DC 20549, and at the offices of the Trust at 209 South LaSalle Street, Chicago, IL 60604 and at the Midwest Regional Office of the Commission at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.


                        INFORMATION ABOUT THE UBS FUND

          Information about the UBS Fund is incorporated herein by reference from its current prospectus, dated May 1, 1998, as amended or supplemented from time to time, Statement of Additional Information of the same date, and annual report to shareholders, dated December 31, 1997, copies of which may be obtained without charge by writing or calling the Corporation at the address and telephone number shown on the cover page of this Prospectus/Proxy Statement. Reports and other information filed by the Corporation can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street N.W., Washington, DC 20549, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.


                         TRANSFER AGENT AND CUSTODIAN

          MSTC, One Pierrepont Plaza, Brooklyn, New York 11201 provides custodian services for the Trust. CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913 provides transfer agency services to the Trust. Investors Bank, whose principal offices are located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the transfer and dividend disbursing agent and custodian for the UBS Fund and the UBS Portfolio.

                             SHAREHOLDER INQUIRIES

          Shareholder inquiries with respect to the Brinson Fund may be made by writing the Trust at 209 South LaSalle Street, Chicago, Illinois 60604 or by calling toll-free (800) 448-2430. Shareholder inquiries with respect to the Corporation and the UBS Fund may be made by writing to the Corporation at 200 Clarendon Street, Boston, Massachusetts 02116 or by calling toll-free (888) 827-3863.

    SPECIAL MEETING OF SHAREHOLDERS OF THE UBS PRIVATE INVESTOR FUNDS, INC.

                         UBS INTERNATIONAL EQUITY FUND

                              DECEMBER 15, 1998


The undersigned hereby revokes all previous proxies for his/her shares and appoints [NAMES], and each of them, proxies of the undersigned with full power of substitution to vote all shares of the UBS International Equity Fund (the "UBS Fund") of UBS Private Investor Funds, Inc. (the "Corporation") which the undersigned is entitled to vote at the Corporation's Special Meeting to be held at _____________________________ at _____ a.m. Eastern time on the 15th day of
December, 1998, including any adjournment thereof, upon such business as may properly be brought before the Meeting.

No. 1 To approve an Agreement and Plan of Reorganization between the Corporation, on behalf of the UBS Fund, and The Brinson Funds, on behalf of the Non-U.S. Equity Fund series (the "Brinson Fund"), that provides for the acquisition of substantially all of the assets and liabilities of the UBS Fund in exchange for the Brinson Non-U.S. Equity Fund Class I shares of the Brinson Fund, the distribution of such shares to the shareholders of the UBS Fund, and the dissolution of the UBS Fund.

                         FOR        AGAINST         ABSTAIN
                         ---        -------         -------

                         [_]          [_]             [_]


No. 2 To vote upon any other business which may legally come before the meeting.

                              GRANT      WITHHOLD
                              -----      --------

                               [_]         [_]

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF THE UBS FUND OF THE CORPORATION PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH THE BRINSON FUNDS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

                                        Dated:_________________________________



                                        _______________________________________
                                        Signature


                                        _______________________________________
                                        Print Name


                                        _______________________________________
                                        Signature


                                        _______________________________________
                                        Print Name

                                        NOTE:  Please sign exactly as your name
                                        appears on the proxy.  If signing for
                                        estates, trusts or corporations, title
                                        or capacity should be stated. If shares
                                        are held jointly, each holder must sign.

                                  EXHIBITS TO

                        PROSPECTUS AND PROXY STATEMENT



EXHIBIT
-------

   A Agreement and Plan of Reorganization between UBS Private Investor Funds, Inc., on behalf of its UBS International Equity Fund, and The Brinson Funds, on behalf of the Non-U.S. Equity Fund.

   B Prospectus dated September 15, 1998 of The Brinson Funds relating to the Brinson Non-U.S. Equity Fund Class I Shares.

   C           Annual Report of The Brinson Funds, dated June 30, 1998.

                                                                       EXHIBIT A
                                                                       ---------


                     AGREEMENT AND PLAN OF REORGANIZATION


          AGREEMENT AND PLAN OF REORGANIZATION, made as of this ___ day of _____________ 1998, by and between The Brinson Funds (the "Trust"), a business trust created under the laws of the State of Delaware, with its principal place of business at 209 South LaSalle Street, Chicago, Illinois 60604 and UBS Private Investor Funds, Inc. (the "UBS Funds"), a corporation organized under the laws of the State of Maryland, with its principal place of business at 200 Clarendon Street, Boston, Massachusetts 02116.

                            PLAN OF REORGANIZATION

          The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Trust of substantially all of the property, assets and goodwill of the UBS International Equity Fund (the "UBS Portfolio") of the UBS Funds in exchange solely for the Brinson Non-U.S. Equity Fund Class I shares ("Class I shares") of beneficial interest of the Non-U.S. Equity Fund (the "Brinson Fund"), $0.001 par value, and the assumption by the Trust of the liabilities of the UBS Portfolio, (ii) the distribution of such shares of beneficial interest of the Brinson Fund to the shareholders of the UBS Portfolio according to their respective interests, and
(iii) the dissolution of the UBS Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

                                   AGREEMENT

          In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

     1. SALE AND TRANSFER OF ASSETS AND LIABILITIES, LIQUIDATION AND DISSOLUTION OF THE UBS PORTFOLIO
          ------------------------------------

          (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of the delivery by the Trust of the number of its Class I shares of the Brinson Fund hereinafter provided, the UBS Funds on behalf of the UBS Portfolio agrees that it will convey, transfer and deliver to the Trust at the Closing provided for in Section 3 (hereinafter called the "Closing") all of the then existing liabilities and assets of the UBS Portfolio free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the UBS Portfolio may have acquired in the ordinary course of business) except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay its costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the UBS Portfolio as liability reserves, (2) to discharge all of the UBS Portfolio's liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Closing Date, and excluding those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the directors shall reasonably deem to exist against the UBS Portfolio, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the books of the UBS Portfolio (hereinafter "Net Assets"). The UBS Portfolio shall also retain any and all rights which it may have over and against any person which may have accrued up to and including the close of business on the Closing Date.

          (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust agrees at the Closing to deliver to the UBS Portfolio the number of Class I shares of beneficial interest of the Brinson Fund ($0.00l par value) determined by dividing the aggregate Net Assets of the UBS Portfolio on the Closing Date by the net asset value per share of the Class I shares of the Brinson Fund on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

          (c) Immediately following the Closing, the UBS Portfolio shall dissolve and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of beneficial interest of the Class I shares of the Brinson Fund received by the UBS Portfolio pursuant to this
Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Brinson Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional shares of beneficial interest of the Class I shares of the Brinson Fund shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of common stock of the UBS Portfolio shall be entitled to surrender the same to the transfer agent for the Trust and request in exchange therefor a certificate or certificates representing the number of whole shares of beneficial interest of the Class I shares of the Brinson Fund into which the shares of common stock of the UBS Portfolio theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for fractional shares of beneficial interest of the Class I shares of the Brinson Fund shall not be issued, but shall continue to be carried by the Brinson Fund for the account of such shareholder as unissued shares. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of common stock of the UBS Portfolio shall be deemed for all the Brinson Fund purposes to evidence ownership of the number of shares of beneficial interest of the Class I shares of the Brinson Fund into which the shares of common stock of the UBS Portfolio (which prior to the Closing were represented thereby) have been converted.

     2.   VALUATION
          ---------

          (a) The value of the UBS Portfolio's Net Assets to be acquired by the Brinson Fund hereunder shall be computed as of the close of business (which shall be deemed to be the close of The New York Stock Exchange, Inc. ("NYSE")) on the Closing Date using the valuation procedures set forth in the UBS Portfolio's currently effective prospectus.

          (b) The net asset value of a share of beneficial interest of the Class I shares of the Brinson Fund shall be determined to the nearest full cent as of the close of business (which shall be deemed to be the close of the NYSE) on the Closing Date using the valuation procedures set forth in the Brinson Fund's currently effective prospectus.

          (c) The net asset value of a share of common stock of the UBS Portfolio shall be determined to the nearest full cent as of the close of business (which shall be deemed to be the close of the NYSE) on the Closing Date, using the valuation procedures as set forth in the UBS Portfolio's currently effective prospectus.

     3.   CLOSING AND CLOSING DATE
          ------------------------

          The Closing Date shall be December 16, 1998, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the Trust, 209 South LaSalle Street, Chicago, Illinois 60604 at 10:00 a.m. Eastern Time on the first business day following the Closing Date. The UBS Funds shall have provided for delivery as of the Closing of those Net Assets of the UBS Portfolio to be transferred to the Trust's Custodian, Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201. Also, the UBS Funds shall deliver at the Closing a list of names and addresses of the shareholders of record of the UBS Portfolio and the number of shares of common stock of the UBS Portfolio owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the close of business on the Closing Date, certified by its transfer agent, or by its President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of the Class I shares of the Brinson Fund to be delivered to said transfer agent registered in such manner as the UBS Funds may request, or provide evidence satisfactory to the UBS Portfolio that such shares of the Brinson Fund have been registered in an account on the books of the Brinson Fund in such manner as the UBS Funds may request.

     4.   REPRESENTATIONS AND WARRANTIES BY THE UBS FUNDS
          -----------------------------------------------

          The UBS Funds represents and warrants to the Trust that:

          (a) UBS Funds is a corporation duly organized under the laws of the State of Maryland on November 16, 1995, and is validly existing and in good standing under the laws of that state. UBS Funds, of which the UBS Portfolio is a diversified separate series of shares, is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

          (b) The UBS Funds has an authorized capital of 500,000,000 shares of common stock with $0.001 par value per share, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights.

          (c) The financial statements appearing in the UBS Funds' Annual Report to Shareholders for the fiscal year ended December 31, 1997, audited by Price Waterhouse LLP, and the unaudited financial statements appearing in the UBS Funds' Semi-Annual Report to Shareholders for the period ended June 30, 1998, copies of which have been delivered to the Trust, fairly present the financial position of the UBS Funds and the UBS Portfolio as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (d) The books and records of the UBS Portfolio made available to the Trust and/or its counsel are true and correct and contain no material omissions with respect to the business and operations of the UBS Portfolio.

          (e) The UBS Funds has the necessary power and authority to conduct its business as such business is now being conducted.

          (f) The UBS Funds is not a party to or obligated under any provision of its Articles of Incorporation, By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

          (g) The UBS Funds is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

          (h) The UBS Funds does not have any unamortized or unpaid organizational fees or expenses.

          (i) The UBS Portfolio satisfies, will at the Closing satisfy, and consummation of this Agreement will not cause it to fail to satisfy, for any period, the requirements of Subchapter M of the Code.

     5.   REPRESENTATIONS AND WARRANTIES BY THE TRUST
          -------------------------------------------

          The Trust represents and warrants to the UBS Funds that:

          (a) The Trust is a business trust created under the laws of the State of Delaware on August 9, 1993, and is validly existing and in good standing under the laws of that state. The Trust, of which the Brinson Fund is a diversified separate series of shares, is duly registered under the 1940 Act, as an open-end, management investment company and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

          (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each outstanding share is fully paid, non-assessable, fully transferable, and has full voting rights. The shares of beneficial interest of the Class I shares of the Brinson Fund to be issued pursuant to this Agreement and Plan of Reorganization will be fully paid, non-assessable, freely transferable and have full voting rights.

          (c) At the Closing, the shares of beneficial interest of the Class I shares of the Brinson Fund will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the UBS Portfolio are presently eligible for offering to the public, and there are a sufficient number of such shares registered under the 1933 Act, to permit the transfers contemplated by this Agreement to be consummated.

          (d) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 1998, audited by Ernst & Young LLP, copies of which have been delivered to the UBS Funds, fairly present the financial position of the Brinson Fund as of the date indicated and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

          (e) The Trust has the necessary power and authority to conduct its business as such business is now being conducted.

          (f) The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

          (g) The Brinson Fund has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

          (h) Neither the Trust nor the Brinson Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     6.   REPRESENTATIONS AND WARRANTIES BY THE UBS FUNDS AND THE TRUST
          -------------------------------------------------------------

          The UBS Funds and the Trust each represents and warrants to the other that:

          (a) The statement of assets and liabilities to be furnished by it as of the close of business on the Closing Date for the purpose of determining the number of shares of beneficial interest of the Class I shares of the Brinson Fund to be issued pursuant to
Section 1 of this Agreement will accurately reflect its Net Assets in the case of the UBS Portfolio and its net assets in the case of the Brinson Fund, and outstanding shares of beneficial interest or common stock, as applicable, as of such date in conformity with generally accepted accounting principles applied on a consistent basis.

          (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (a) above, free and clear of all liens or encumbrances of any nature whatever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that the UBS Portfolio may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

          (c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

          (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

          (e) It has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors or Board of Trustees, as the case may be, and this Agreement constitutes its valid and binding obligation enforceable in accordance with its terms.

     7.   COVENANTS OF THE UBS FUNDS AND THE TRUST
          ----------------------------------------

          (a) The UBS Funds and the Trust each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

          (b) The UBS Funds undertakes that it will not acquire the Brinson Fund's shares for the purpose of making distributions thereof other than to the UBS Portfolio's shareholders.

          (c) The UBS Funds undertakes that if this Agreement is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company.

          (d) The UBS Funds and the Trust each agree that by the Closing, all of its federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

          (e)  The UBS Funds will at the Closing provide the Trust with:

               (1) A statement of the respective tax basis of all investments and liabilities to be transferred by the UBS Portfolio to the Brinson Fund certified by PricewaterhouseCoopers LLP.

               (2) A copy of the shareholder ledger accounts for all the shareholders of record of the UBS Portfolio as of the close of business on the Closing Date, who are to become shareholders of the Brinson Fund as a result of the transfer of assets which is the subject of this Agreement, certified by its transfer agent or its President to the best of their knowledge and belief.

          (f) UBS Funds agrees to mail to each shareholder of record of the UBS Portfolio entitled to vote at the meeting of shareholders at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

          (g) The Trust will file with the United States Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-14 under the 1933 Act ("Registration Statement"), relating to the shares of beneficial interest of the Class I shares of the Brinson Fund issuable hereunder, and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the UBS Portfolio's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     8.   CONDITIONS PRECEDENT TO BE FULFILLED BY THE UBS FUNDS AND THE TRUST
          -------------------------------------------------------------------

          The obligations of the UBS Funds and the Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

          (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

          (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Directors or Board of Trustees, as applicable, certified by the Secretary or equivalent officer.

          (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

          (d) That the adoption of this Agreement and Plan of Reorganization contemplated hereby shall have been approved by the holders of at least a majority of the outstanding shares of the UBS Portfolio at a special meeting to be held no later than March 22, 1999 or other such date as the parties may agree.

          (e) That each party shall have declared a distribution or distributions prior to the Closing Date which, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the close of business on the Closing Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

          (f) That prior to or at the Closing, the UBS Funds and the Trust shall receive an opinion from Messrs. Stradley, Ronon, Stevens & Young LLP, counsel to the Trust, to the effect that provided the acquisition contemplated hereby is carried out in accordance with this Agreement and in accordance with customary representations provided by the UBS Funds and the Trust in certificates delivered to counsel to the Trust:

               (1) The acquisition by the Brinson Fund of substantially all of the assets and liabilities of the UBS Portfolio in exchange for the Brinson Fund voting shares followed by the distribution by the UBS Portfolio of the Brinson Fund voting shares to the shareholders, in complete liquidation, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code. For these purposes, "substantially all" means at least 70 percent of the fair market value of the gross assets and at least 90 percent of the fair market value of the net assets of the UBS Portfolio. Additionally, the Brinson Fund and the UBS Portfolio will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

               (2) No gain or loss will be recognized by the UBS Portfolio upon the transfer of substantially all of its assets and liabilities to the Brinson Fund in exchange solely for voting shares of the Brinson Fund (Sections 361(a) and 357(a)). No opinion will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

               (3) No gain or loss will be recognized by the Brinson Fund upon the receipt of substantially all of the assets and liabilities of the UBS Portfolio in exchange solely for voting shares of the Brinson Fund (Section 1032(a) of the Code);

               (4) The basis of the assets and liabilities of the UBS Portfolio received by the Brinson Fund will be the same as the basis of such assets and liabilities to the UBS Portfolio immediately prior to the exchange (Section 362(b) of the Code);

               (5) The holding period of the assets of the UBS Portfolio received by the Brinson Fund will include the period during which such assets were held by the UBS Portfolio (Section 1223(2) of the Code);

               (6) No gain or loss will be recognized to the shareholders of the UBS Portfolio upon the exchange of their shares in the UBS Portfolio for voting shares of the Brinson Fund (including fractional shares to which they may be entitled) (Section 354(a) of the Code);

               (7) The basis of the Brinson Fund's shares received by the UBS Portfolio shareholders (including fractional shares to which they may be entitled) shall be the same as the basis of the shares of the UBS Portfolio exchanged therefor (Section 358(a)(1) of the Code);

               (8) The holding period of the Brinson Fund's shares received by the UBS Portfolio's shareholders (including fractional shares to which they may be entitled) will include the holding period of the UBS Portfolio's shares surrendered in exchange therefor, provided that the UBS Portfolio shares were held as a capital asset on the date of the exchange (Section 1223(1) of the Code); and

               (9) The Brinson Fund will succeed to and take into account the items of the UBS Portfolio described in Section 381(c) of the Code, including the earnings and profits, or deficit earnings and profits, of the UBS Portfolio as of the date of the transaction (Section 381(a) and Treasury Regulations 1.381-1(a)). Any deficit in earnings and profits of the UBS Portfolio will be used only to offset earnings and profits accumulated after the effective date of the proposed reorganization. The Brinson Fund will take these items into account subject to the conditions and limitations specified under Sections 381, 382, 383 and 384 and the Treasury Regulations thereunder.

          (g) That the Trust shall have received an opinion in form and substance satisfactory to it from Messrs. Willkie Farr & Gallagher, counsel to the UBS Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

               (1) UBS Funds was incorporated under the laws of the State of Maryland on November 16, 1995, and is validly existing and in good standing under the laws of the State of Maryland;

               (2) UBS Funds has an authorized capital of 500,000,000 shares of common stock, par value $0.001 per share, and, assuming that the initial shares of common stock of the UBS Portfolio were issued in accordance with the 1940 Act, and the Articles of Incorporation and By-laws of the UBS Funds, and that all other outstanding shares of the UBS Portfolio were sold, issued and paid for in accordance with the terms of the UBS Portfolio's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

               (3) UBS Funds is an open-end, investment company of the management type registered as such under the 1940 Act;

               (4) Except as disclosed in the UBS Portfolio's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the UBS Funds, the unfavorable outcome of which would materially and adversely affect the UBS Funds or the UBS Portfolio;

               (5) All corporate actions required to be taken by the UBS Funds to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of the UBS Funds; and

               (6) This Agreement is the legal, valid and binding obligation of the UBS Funds and is enforceable against the UBS Funds in accordance with its terms.

          In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the UBS Funds with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the UBS Funds and the UBS Portfolio.

          (h) That the UBS Funds shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young LLP, counsel to Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

               (1) The Trust was created as a business trust under the laws of the State of Delaware on August 9, 1993, and is validly existing and in good standing under the laws of that state;

               (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, and, assuming that the initial shares of beneficial interest of the Class I shares of the Brinson Fund were issued in accordance with the 1940 Act, and the Trust's Agreement and Declaration of Trust and that all other such shares were sold, issued and paid for in accordance with the terms of the Brinson Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

               (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

               (4) Except as disclosed in the Brinson Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or the Brinson Fund;

               (5) The shares of beneficial interest of the Brinson Fund to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust or the Brinson Fund;

               (6) All actions required to be taken by the Trust to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of the Trust;

               (7) Neither the execution, delivery nor performance of this Agreement by the Trust violates any provision of its Agreement and Declaration of Trust, its Bylaws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound;

               (8) This Agreement is the legal, valid and binding obligation of the Trust and is enforceable against the Trust in accordance with its terms; and

               (9) The registration statement of which the prospectus of the Brinson Fund relating to the Class I shares is a part, dated
          September 15, 1998, (the "Prospectus"), is, at the time of the signing of this Agreement, effective under the

          1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the Commission under the 1933 Act, and nothing has come to its attention which causes it to believe that at the time the Prospectus became effective, or at the time of the signing of this Agreement, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need express no opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus or of any contract or document of a character required to be described in the Prospectus that is not described as required.

          In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

          (i) That the UBS Funds shall have received a certificate from the President and Secretary of the Trust to the effect that the statements contained in the Brinson Fund's Prospectus relating to the Class I shares dated April 28, 1998, at the time the Prospectus became effective, at the date of the signing of this Agreement, at the Closing, and at all times during this period did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (j) That the Trust's Registration Statement with respect to the Class I shares of the Brinson Fund to be delivered to the UBS Portfolio's shareholders in accordance with this Agreement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

          (k) That the Class I shares of the Brinson Fund to be delivered hereunder shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each UBS Portfolio shareholder.

          (l) That at the Closing, the UBS Funds transfers to the Brinson Fund aggregate Net Assets of the UBS Portfolio comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the UBS Portfolio on the Closing Date.

     9.   BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS
          ---------------------------------------------

          (a) The UBS Funds and the Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

          (b) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne exclusively by UBS A.G. or its affiliates and neither UBS Funds nor the Trust will bear any such expenses.

          (c) Any other provision of this Agreement to the contrary notwithstanding, any liability of the UBS Funds under this Agreement with respect to any UBS Portfolio, or in connection with the transactions contemplated herein with respect to any UBS Portfolio, shall be discharged only out of the assets of that UBS Portfolio, and no other portfolio of the UBS Funds shall be liable with respect thereto.

     10.  TERMINATION, WAIVER; ORDER
          --------------------------

          (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the UBS Portfolio) prior to the Closing as follows:

               (1)  by mutual consent of the UBS Funds and the Trust;

               (2) by the Trust if any condition precedent to its obligations set forth in Section 8 has not been fulfilled or waived by the Trust; or

               (3) by the UBS Funds if any condition precedent to its obligations set forth in Section 8 has not been fulfilled or waived by the UBS Funds.

          An election by the UBS Funds or the Trust to terminate this Agreement and to abandon the Plan of Reorganization shall be exercised respectively by the Board of Directors of the UBS Funds or the Board of Trustees of the Trust.

          (b) If the transactions contemplated by this Agreement have not been consummated by March 31, 1999, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the UBS Funds and the Trust.

          (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the UBS Funds or the Trust or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

          (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the UBS Funds or the Trust, respectively (whichever is entitled to the benefit thereof), by action taken by the Board of Directors of the UBS Funds or the Board of Trustees of the Trust, if, in the judgment of the Board of Directors of the UBS Funds or the Board of Trustees of the Trust (as the case may be), such action or waiver will not have a material adverse affect on the benefits intended under this Agreement to the holders of shares of the UBS Portfolio or the Brinson Fund, on behalf of which such action is taken.

          (e) The respective representations and warranties contained in Sections 4-7 hereof shall expire with, and be terminated by, the Plan of Reorganization, and neither the UBS Funds nor the Trust nor any of their officers, trustees or directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee or director, agent or shareholder of the UBS Funds or the Trust against any liability to the entity for which that officer, trustee or director, agent or shareholder so acts or to its shareholders to which that officer, trustee or director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

          (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions which are determined by action of the Board of Directors of the UBS Funds or the Board Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the UBS Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Class I shares of the Brinson Fund to be issued to the UBS Portfolio in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the UBS Portfolio prior to the meeting at which the transactions contemplated by this Agreement shall have been approved, this Agreement shall not be consummated and shall terminate unless the UBS Funds shall promptly call a special meeting of shareholders of the UBS Portfolio at which such conditions so imposed shall be submitted for approval.

     11.  ENTIRE AGREEMENT AND AMENDMENTS
          -------------------------------

          This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

     12.  COUNTERPARTS
          ------------

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

     13.  NOTICES
          -------

          Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the UBS Funds at 200 Clarendon Street, Boston, MA 02116 ATTENTION: Paul J. Jasinski, President, or to the Trust at 209 South LaSalle Street, Chicago, Illinois 60604, Attention:
Thomas E. McFarlan, President, as the case may be.

     14.  GOVERNING LAW
          -------------

          This Agreement shall be governed by and carried out in accordance with the internal laws of the State of Delaware.

          IN WITNESS WHEREOF, the UBS Funds and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first above written.

                                            UBS PRIVATE INVESTOR FUNDS, INC.

Attest:



___________________________________         By:_________________________
Susan C. Mosher, Secretary                     Paul J. Jasinski, President

                                            THE BRINSON FUNDS

Attest:

___________________________________         By:_________________________
Carolyn M. Burke, Secretary                    E. Thomas McFarlan, President

[LOGO OF THE BRINSON FUNDS]   THE BRINSON FUNDS


                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS

                              September 15, 1998

     This Prospectus describes the Brinson Fund-Class I shares of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is a no-load, open-end management investment company advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), which currently offers eight distinct investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Series" and collectively, the "Series"). Each Series offers three separate classes of shares-the Brinson Fund-Class I, the Brinson Fund-Class N and the UBS Investment Funds class. The Brinson Fund-Class I shares of the Series are referred to herein as the: Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Bond Fund and Brinson Non-U.S. Equity Fund (each a "Fund" and collectively, the "Brinson Funds" or "Funds"). This Prospectus pertains only to the Brinson Fund-Class I shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares do not have a sales load, but are subject to annual Rule 12b-1 plan expenses. Further information relating to the Brinson Fund-Class N shares may be obtained by calling 1-800-448 2430. The UBS Investment Funds class of shares do not have a sales load, but have slightly higher Rule 12b-1 fees and a lower minimum investment requirement. Further information relating to the UBS Investment Funds class shares may be obtained by calling 1-800-794-7753.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Class I shares of any of the Brinson Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds and the other classes of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated September 15, 1998, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus. The Statement of Additional Information, material incorporated by reference into this Prospectus, and other information regarding the Trust and each of the Series is maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web site (http://www.sec.gov).

     AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. AN INVESTMENT IN ANY SERIES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Underwriter:                           Advisor:
Funds Distributor, Inc.                Brinson Partners, Inc.
60 State Street                        209 South LaSalle Street
Suite 1300                             Chicago, IL 60604-1295
Boston, MA 02109                       1-800-448-2430
1-800-448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Financial Highlights.......................................................   4
Prior Performance of the Advisor...........................................   6
Description of the Funds...................................................   8
Investment Objectives and Policies.........................................   8
  Global Fund..............................................................   8
  Global Equity Fund.......................................................   9
  Global Bond Fund.........................................................   9
  U.S. Balanced Fund.......................................................  10
  U.S. Equity Fund.........................................................  10
  U.S. Large Capitalization Equity Fund....................................  10
  U.S. Bond Fund...........................................................  11
  Non-U.S. Equity Fund.....................................................  11
Investment Considerations and Risks........................................  12
Management of the Trust....................................................  15
Portfolio Management.......................................................  16
Administration of the Trust................................................  16
Purchase of Shares.........................................................  18
Account Options............................................................  20
Redemption of Shares.......................................................  20
Net Asset Value............................................................  23
Dividends, Distributions and Taxes.........................................  25
General Information........................................................  26
Performance Information....................................................  28
Appendix A.................................................................  30

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                            TOTAL FUND
                                                                        OPERATING EXPENSES
                                                                        (AFTER FEE WAIVER
BRINSON FUND CLASS I        MANAGEMENT FEES         OTHER EXPENSES          AND/OR EXPENSE
SHARES                   (AFTER FEE WAIVER)/1/ (AFTER REIMBURSEMENT)/1/   REIMBURSEMENT)/1/
--------------------     --------------------- ------------------------ ------------------
Global Fund ............         0.80%                  0.14%                 0.94%
Global Equity Fund......         0.78%                  0.22%                 1.00%
Global Bond Fund........         0.69%                  0.21%                 0.90%
U.S. Balanced Fund......         0.69%                  0.11%                 0.80%
U.S. Equity Fund........         0.70%                  0.10%                 0.80%
U.S. Large Capitaliza-
 tion Equity Fund.......         0.00%                  0.80%                 0.80%
U.S. Bond Fund..........         0.26%                  0.34%                 0.60%
Non-U.S. Equity Fund....         0.80%                  0.20%                 1.00%

----------

/1/Pursuant to the terms of the Investment Advisory Agreements between the Trust on behalf of each Series and the Advisor, the Advisor is entitled to receive a monthly fee at the following annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund: 0.80%, 0.80%, 0.75%, 0.70%, 0.70%, 0.70%, 0.50%, and 0.80%,
   respectively. The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%,
   0.60% and 1.00%, respectively. Had the Advisor not irrevocably agreed to waive fees and reimburse expenses, the total fund operating expenses for the Brinson Fund Class I shares of the Series for the fiscal year ended June 30, 1998 for the Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Large Capitalization Equity Fund, and U.S. Bond Fund would have been 1.02%, .96%, .81%, 1.59%, and .84%, respectively. The fees and expenses for the U.S. Large Capitalization Equity Fund are based on the period from April 6, 1998 (commencement of operations) to June 30, 1998.

EXAMPLE: Based on the level of expenses listed above after fee waiver or expense reimbursement, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

BRINSON FUND CLASS I SHARES                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------                      ------ ------- ------- --------
Global Fund.....................................  $10     $30     $52     $115
Global Equity Fund..............................  $10     $32     $55     $122
Global Bond Fund................................  $ 9     $29     $50     $111
U.S. Balanced Fund..............................  $ 8     $26     $44     $ 99
U.S. Equity Fund................................  $ 8     $26     $44     $ 99
U.S. Large Capitalization Equity Fund...........  $ 8     $26     $44     $ 99
U.S. Bond Fund..................................  $ 6     $19     $33     $ 75
Non-U.S. Equity Fund............................  $10     $32     $55     $122

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------
THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified reports thereon (the "Reports") appear in the Funds' Annual Report to Shareholders dated June 30, 1998 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' Financial Statements for the fiscal year ended June 30, 1998 and the Reports are incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS--FISCAL YEARS ENDED JUNE 30

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Funds' financial statements.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                  LESS DISTRIBUTIONS
                           -------------------------------- -----------------------------
                                                            DISTRIBU-
                                                   TOTAL      TIONS   DISTRIBU-
                                                   INCOME   FROM AND    TIONS              NET                 NET
                                         NET       (LOSS)   IN EXCESS FROM AND            ASSET              ASSETS,
                 NET ASSET   NET      REALIZED      FROM     OF NET   IN EXCESS           VALUE-    TOTAL     END OF
                  VALUE-   INVEST-       AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN     PERIOD
                 BEGINNING  MENT     UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD INCOME    GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- -------   ----------- ---------- --------- --------- --------- ------ ----------- --------
BRINSON GLOBAL FUND-CLASS I (Commencement of Operations August 31, 1992)/2/
1993............  $10.00    0.26        0.81        1.07     (0.20)      --      (0.20)   $10.87   10.76 %   $191,389
1994............  $10.87    0.33       (0.23)       0.10     (0.27)    (0.27)    (0.54)   $10.43    0.77 %   $278,859
1995............  $10.43    0.43        0.86        1.29     (0.27)    (0.10)    (0.37)   $11.35   12.57 %   $365,678
1996............  $11.35    0.44        1.37        1.81     (0.62)    (0.32)    (0.94)   $12.22   16.38 %   $457,933
1997............  $12.22    0.38        1.79        2.17     (0.61)    (0.65)    (1.26)   $13.13   18.79 %   $586,667
1998............  $13.13    0.37        0.62        0.99     (0.65)    (0.70)    (1.35)   $12.77    8.28 %   $667,745
BRINSON GLOBAL EQUITY FUND-CLASS I (Commencement of Operations January 28, 1994)/2/
1994............  $10.00    0.07       (0.54)      (0.47)    (0.04)      --      (0.04)   $ 9.49   (4.70)%   $ 20,642
1995............  $ 9.49    0.18        0.39        0.57     (0.04)    (0.09)    (0.13)   $ 9.93    6.06 %   $ 20,706
1996............  $ 9.93    0.18        2.29        2.47     (0.14)    (0.69)    (0.83)   $11.57   25.66 %   $ 27,126
1997............  $11.57    0.16        2.14        2.30     (0.12)    (0.99)    (1.11)   $12.76   21.26 %   $ 48,054
1998............  $12.76    0.22        0.78        1.00     (0.17)    (1.05)    (1.22)   $12.54    8.99 %   $ 22,724
BRINSON GLOBAL BOND FUND-CLASS I (Commencement of Operations July 30, 1993)/2/
1994............  $10.00    0.45       (0.52)      (0.07)    (0.28)    (0.10)    (0.38)   $ 9.55   (0.79)%   $ 36,849
1995............  $ 9.55    0.50        0.58        1.08     (0.24)      --      (0.24)   $10.39   11.34 %   $ 51,863
1996............  $10.39    0.84        0.31        1.15     (1.40)    (0.10)    (1.50)   $10.04   11.50 %   $ 41,066
997.............  $10.04    0.67        0.08        0.75     (0.96)    (0.19)    (1.15)   $ 9.64    7.71 %   $ 54,157
1998............  $ 9.64    0.43/3/    (0.18)       0.25     (0.31)    (0.17)    (0.48)   $ 9.41    2.69 %   $ 91,274
                          RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------
                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                                                                        AVERAGE
                   BEFORE     AFTER      BEFORE     AFTER               COMMIS-
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO   SION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER  RATE PAID
YEAR                MENT       MENT       MENT       MENT      RATE    PER SHARE
----             ---------- ---------- ---------- ---------- --------- ---------
BRINSON GLOBAL FUND-CLASS I (Commencement of Operations August 31, 1992)/2/
1993............  1.35%/1/   1.05%/1/   3.26%/1/   3.56%/1/    149%       N/A
1994............  1.14%      1.10%      3.21%      3.25%       231%       N/A
1995............  1.09%        N/A      4.27%        N/A       238%       N/A
1996............  1.04%        N/A      3.69%        N/A       142%     $0.0291
1997............  0.99%        N/A      3.03%        N/A       150%     $0.0326
1998............  0.94%        N/A      2.70%        N/A        88%     $0.0274
BRINSON GLOBAL EQUITY FUND-CLASS I (Commencement of Operations January 28, 1994)/2/
1994............  2.65%/1/   1.00%/1/   0.24%/1/   1.89%/1/     21%       N/A
1995............  2.06%      1.00%      0.71%      1.77%        36%       N/A
1996............  1.77%      1.00%      0.57%      1.34%        74%     $0.0288
1997............  1.25%      1.00%      1.35%      1.60%        32%     $0.0246
1998............  1.02%      1.00%      1.29%      1.31%        46%     $0.0254
BRINSON GLOBAL BOND FUND-CLASS I (Commencement of Operations July 30, 1993)/2/
1994............  1.78%/1/   0.90%/1/   4.03%/1/   4.91%/1/    189%       N/A
1995............  1.43%      0.90%      5.53%      6.06%       199%       N/A
1996............  1.65%      0.90%      4.98%      5.73%       184%       N/A
997.............  1.32%      0.90%      4.90%      5.32%       235%       N/A
1998............  0.96%      0.90%      4.47%      4.53%       151%       N/A

/1/Annualized
/2/Formerly known as the Brinson Fund Class shares; redesignated as the Brinson Fund-Class I shares on June 30, 1997
/3/The net investment income per share data was determined by using average shares outstanding throughout the period
N/A=Not Applicable

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                 TOTAL              DISTRIBU-
                                                 INCOME   DISTRIBU-   TIONS               NET                 NET
                                       NET       (LOSS)     TIONS   FROM AND             ASSET               ASSETS
                 NET ASSET   NET    REALIZED      FROM    FROM NET  IN EXCESS           VALUE-     TOTAL     END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL     END     RETURN     PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF       (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD  ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------- ----------- --------
BRINSON U.S. BALANCED FUND-CLASS I (Commencement of Operations December 30, 1994)(2)
1995............  $10.00   0.23       1.16        1.39     (0.16)      --      (0.16)   $ 11.23   13.91 %   $157,724
1996............  $11.23   0.44       1.04        1.48     (0.43)    (0.57)    (1.00)   $ 11.71   13.52 %   $227,829
1997............  $11.71   0.47       1.29        1.76     (0.40)    (0.54)    (0.94)   $ 12.53   15.50 %   $282,860
1998............  $12.53   0.49/3/    0.93        1.42     (0.77)    (0.94)    (1.71)   $ 12.24   12.19 %   $ 80,556
BRINSON U.S. EQUITY FUND-CLASS I (Commencement of Operations February 22, 1994)(2)
1994............  $10.00   0.05      (0.36)      (0.31)    (0.04)      --      (0.04)   $  9.65   (3.10)%   $  8,200
1995............  $ 9.65   0.16       1.89        2.05     (0.14)    (0.03)    (0.17)   $ 11.53   21.45 %   $ 42,573
1996............  $11.53   0.17       3.31        3.48     (0.17)    (0.25)    (0.42)   $ 14.59   30.57 %   $126,342
1997............  $14.59   0.15       4.27        4.42     (0.14)    (1.23)    (1.37)   $ 17.64   31.87 %   $337,949
1998............  $17.64   0.19       3.39        3.58     (0.18)    (1.13)    (1.31)   $ 19.91   21.48 %   $605,768
BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND-CLASS I (Commencement of Operations April 6, 1998)
1998............  $10.00   0.02      (0.20)      (0.18)    (0.02)      --      (0.02)   $  9.80   (1.83)%   $    154
BRINSON U.S. BOND FUND-CLASS I (Commencement of Operations August 31, 1995)(2)
1996............  $10.00   0.50      (0.14)       0.36     (0.40)    (0.03)    (0.43)   $  9.93    3.60 %   $  9,047
1997............  $ 9.93   0.51/3/    0.32        0.83     (0.52)      --      (0.52)   $ 10.24    8.45 %   $ 22,421
1998............  $10.24   0.53       0.53        1.06     (0.58)    (0.14)     (.72)   $ 10.58   10.60 %   $ 38,874
BRINSON NON-U.S. EQUITY FUND-CLASS I (Commencement of Operations August 31, 1993)(2)(4)
1994............  $10.00   0.10      (0.34)      (0.24)    (0.07)      --      (0.07)   $  9.69   (2.45)%   $ 71,544
1995............  $ 9.69   0.15      (0.16)      (0.01)      --        --        --     $  9.68   (0.10)%   $148,319
1996............  $ 9.68   0.18       2.05        2.23     (0.18)    (0.56)    (0.74)   $ 11.17   23.64 %   $212,366
1997............  $11.17   0.18       1.97        2.15     (0.17)    (0.56)    (0.73)   $ 12.59   20.27 %   $420,855
1998............  $12.59   0.18       0.30        0.48     (0.18)    (0.74)    (0.92)   $ 12.15    4.78 %   $439,329
                          RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------
                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                                                                        AVERAGE
                   BEFORE     AFTER      BEFORE     AFTER               COMMIS-
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO   SION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER  RATE PAID
YEAR                MENT       MENT       MENT       MENT      RATE    PER SHARE
----             ---------- ---------- ---------- ---------- --------- ---------
BRINSON U.S. BALANCED FUND-CLASS I (Commencement of Operations December 30, 1994)(2)
1995............  1.06%/1/   0.80%/1/   4.36 %/1/  4.63%/1/    196%       N/A
1996............  1.01%      0.80%      3.76 %     3.97%       240%     $0.0481
1997............  0.88%      0.80%      3.78 %     3.86%       329%     $0.0441
1998............  0.81%      0.80%      3.88 %     3.89%       194%     $0.0549
BRINSON U.S. EQUITY FUND-CLASS I (Commencement of Operations February 22, 1994)(2)
1994............  5.40%/1/   0.80%/1/  (2.82)%/1/  1.78%/1/      9%       N/A
1995............  1.70%      0.80%      1.09 %     1.99%        33%       N/A
1996............  1.14%      0.80%      1.13 %     1.47%        36%     $0.0457
1997............  0.89%      0.80%      1.06 %     1.15%        43%     $0.0422
1998............  0.80%        N/A      1.12 %       N/A        42%     $0.0469
BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND-CLASS I (Commencement of Operations April 6, 1998)
1998............  1.59%/1/   0.80%/1/   0.52 %/1/  1.31%/1/     12%     $0.0350
BRINSON U.S. BOND FUND-CLASS I (Commencement of Operations August 31, 1995)(2)
1996............  3.63%/1/   0.60%/1/   3.00 %/1/  6.03%/1/    363%       N/A
1997............  1.65%      0.60%      5.14 %     6.19%       410%       N/A
1998............  0.84%      0.60%      5.61 %     5.85%       198%       N/A
BRINSON NON-U.S. EQUITY FUND-CLASS I (Commencement of Operations August 31, 1993)(2)(4)
1994............  1.60%/1/   1.00%/1/   1.28 %/1/  1.88%/1/     12%       N/A
1995............  1.23%      1.00%      1.93 %     2.16%        14%       N/A
1996............  1.20%      1.00%      1.67 %     1.87%        20%     $0.0219
1997............  1.00%        N/A      1.83 %       N/A        25%     $0.0245
1998............  1.00%        N/A      1.52 %       N/A        49%     $0.0221

-----
/1/Annualized
/2/Formerly known as the Brinson Fund Class shares; redesignated as the Brinson Fund-Class I shares on June 30, 1997
/3/The net investment income per share data was determined by using average shares outstanding throughout the period
/4/During the year ended June 30, 1998, the Non-U.S. Equity Fund (the "Fund") had total borrowings of $32,600,000 outstanding for 1 day (June 29, 1998) under the Trust's agreement with The Chase Manhattan Bank to provide a 364-day $100 million committed line of credit. The Fund had 36,449,018.679 shares outstanding on June 29, 1998, and the amount of debt per share was $12.05. At June 30, 1998, the Fund had no debt outstanding.
N/A = Not Applicable

PRIOR PERFORMANCE OF ADVISOR

  The following table sets forth the Advisor's performance data relating to the historical performance of funds contained within an institutional collective investment trust ("CIT") (described below) managed by the Advisor. Such CITs have investment objectives, policies, strategies and risks substantially similar to those of the various Series of the Trust. The data is provided to illustrate the past performance of the Advisor in managing investment portfolios which are substantially similar to each applicable Series of The Brinson Funds as measured against specified market indices. The performance data of the Class I shares of each Series of the Trust is also included in the table.

  The Advisor adopted the Performance Presentation Standards of the Association for Investment Management and Research (AIMR Standards) as of January 1, 1993. The CIT returns presented in this Prospectus are the responsibility of the Advisor. They are presented in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR--PPS(TM)). AIMR has not been involved with the preparation or review of these returns.

  Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Each composite is a single entity composite, consisting of the assets of each applicable fund of the Brinson Trust Company Collective Investment Trust for Pension and Profit Sharing Trusts, or its predecessors, which may be a single client. Clients must be an ERISA or governmental employee benefit plan in order to qualify to invest in a CIT. Composites are valued monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Investment transactions are accounted for on a trade date basis. Total returns for the CIT composites exclude the impact of administrative expenses and the impact of any income taxes an investor might have incurred as a result of taxable ordinary income and capital gains realized by the CIT.

  The composite for each CIT is composed of all actual fee-paying, discretionary client portfolios invested in the CIT. No alterations of composites as presented here have occurred due to changes in personnel. Accounts of all sizes invested in each CIT are included in composite performance and no minimum account relationship size was set for inclusion in the composites as the individual account size does not impact portfolio management style. CITs are not subject to certain expenses, investment limitations, diversification requirements and restrictions to which the Series are subject and which are imposed by the Investment Company Act of 1940 (the "Act") and the Internal Revenue Code of 1986, as amended. Had such expenses, limitations, requirements and restrictions been applicable to the CITs, the performance results of the CIT composites could have been adversely affected. The CIT's performance presented does not represent the historical performance of the Series and should not be interpreted as indicative of future performance of the Series.

                                                         AVERAGE ANNUAL
                                                     --------------------------
                                               ONE    TWO   THREE  FIVE    TEN
TOTAL RETURNS AS OF JUNE 30, 1998             YEAR   YEARS  YEARS  YEARS  YEARS
---------------------------------             -----  -----  -----  -----  -----
Global Securities Portfolio/1/...............  8.22% 13.58% 14.93% 11.66% 12.40%
Brinson Global Fund Class I/2/...............  8.28  13.41  14.38  11.17    N/A
GSMI Mutual Fund Index....................... 13.76  15.86  15.72  13.56  12.41
Global Equity with Cash Portfolio/1/......... 10.88  16.31  19.47  13.61  12.81
Brinson Global Equity Fund Class I/2/........  8.99  14.96  18.41    N/A    N/A
MSCI World Equity (Free) Index/3/, /4/....... 17.18  19.88  19.56  16.02  11.63

                                                        AVERAGE ANNUAL
                                                    --------------------------
                                              ONE    TWO   THREE  FIVE    TEN
                                             YEAR   YEARS  YEARS  YEARS  YEARS
                                             -----  -----  -----  -----  -----
   Global Bond Portfolio/1/.................  3.71%  5.73%  7.89%  6.55%  9.05%
   Brinson Global Bond Fund Class I/2/......  2.69   5.17   7.23    N/A    N/A
   Salomon World Government Bond Index/3/...  4.32   4.10   2.84   6.33   8.35
   U.S. Balanced Portfolio/1/............... 12.87  14.64  14.67  12.04  12.69
   Brinson U.S. Balanced Fund Class I/2/.... 12.19  13.83  13.72    N/A    N/A
   U.S. Balanced Mutual Fund Index/3/....... 22.38  22.05  20.83  16.32  14.57
   U.S. Equity Portfolio/1/................. 21.89  27.26  28.66  22.02  19.66
   Brinson U.S. Equity Fund Class I/2/...... 21.48  26.57  27.86    N/A    N/A
   Wilshire 5000 Index/3/................... 28.86  29.09  28.13  21.56  17.61
   U.S. Large Capitalization Equity Portfo-
    lio/1/, /5/............................. 21.41  28.61  30.56  23.49  20.64
   Brinson U.S. Large Capitalization Equity
    Fund Class I/2/, /6/ ................... (0.13)   N/A    N/A    N/A    N/A
   S & P 500/3/............................. 30.21  32.37  30.23  23.05  18.55
   U.S. Bond Portfolio/1/................... 10.89   9.89   8.27   7.14   9.40
   Brinson U.S. Bond Fund Class I/2/........ 10.60   9.52    N/A    N/A    N/A
   Salomon BIG Index/3/..................... 10.59   9.36   7.88   6.91   9.11
   Non-U.S. Equity Portfolio/1/.............  5.88  12.99  16.98  12.22  10.93
   Brinson Non-U.S. Equity Fund Class I/2/..  4.78  12.26  15.91    N/A    N/A
   MSCI Non-U.S. Equity (Free) Index/3/,
    /4/.....................................  6.04   9.77  11.04  10.29   6.98

----------
FOOTNOTES:
 /1/Performance figures for the Advisor's CITs are net of advisory fees.
    Advisory fees are determined by taking the average account size within the CIT at June 30, 1998 and applying the standard fee schedule. Performance figures for the Advisor's CITs gross of fees would be:

                                                        AVERAGE ANNUAL
                                                    --------------------------
                                              ONE    TWO   THREE  FIVE    TEN
                                             YEAR   YEARS  YEARS  YEARS  YEARS
                                             -----  -----  -----  -----  -----
   Global Securities Portfolio..............  8.94% 14.30% 15.65% 12.38% 13.12%
   Global Equity with Cash Portfolio........ 11.73  17.16  20.32  14.46  13.66
   Global Bond Portfolio....................  4.28   6.30   8.46   7.12   9.62
   U.S. Balanced Portfolio.................. 13.59  15.36  15.39  12.76  13.41
   U.S. Equity Portfolio.................... 22.47  27.84  29.24  22.60  20.24
   U.S. Large Capitalization Equity Portfo-
    lio..................................... 22.02  29.22  31.17  24.10  21.25
   U.S. Bond Portfolio...................... 11.20  10.20   8.58   7.45   9.71
   Non-U.S. Equity Portfolio................  6.59  13.70  17.69  12.93  11.64

 /2/Total returns include reinvestment of all capital gain and income distributions. Inception dates and average annual returns since each Fund's inception date are as follows: Brinson Global Fund Class I, 8/31/92, 11.44%; Brinson Global Equity Fund Class I, 1/31/94, 12.45%;
    Brinson Global Bond Fund Class I, 7/31/93, 6.49%; Brinson U.S. Balanced Fund Class I, 12/31/94, 15.90%; Brinson U.S. Equity Fund Class I, 2/28/94, 23.11%; Brinson U.S. Large Capitalization Equity Fund Class I, 4/30/98, (0.13)%; Brinson U.S. Bond Fund Class I, 8/31/95, 7.97%; and Brinson Non-U.S. Equity Fund Class I, 8/31/93, 9.03%.
 /3/GSMI Mutual Fund Index, an un-managed index compiled by the Advisor, currently constructed as follows: 40% Wilshire 5000 Index; 22% MSCI Non-U.S. Equity (Free) Index; 21% Salomon BIG Bond Index; 9% Salomon Non-U.S. Government Bond Index (unhedged); 2% JP Morgan EMBI+; 3% IFC Investable Index; and 3% High Yield Bond Index. The composition of the Index has evolved over time and may change in the future. MSCI World Equity (Free) Index is an un-managed market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. Salomon World Government Bond Index is an un-managed market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. U.S. Balanced Mutual Fund Index, an un-managed index compiled by the Advisor, constructed as follows: 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade (BIG) Bond Index. Wilshire 5000 Index is an un-managed broad weighted index which includes all U.S. common stocks. S & P 500 Index is an un-managed index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. Salomon Brothers Broad Investment Grade (BIG) Bond Index is an un-managed market driven broad based index which includes U.S. bonds with over one year to maturity. MSCI Non-U.S. Equity (Free) Index is an un-managed market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance.
  /4Beginning/1/31/88 these indices are "free".
  /5Prior/to 6/30/97, returns represent the large capitalization holdings of the audited U.S. Equity Portfolio (inception date as of 12/31/81).

  /6Non-annualized/return since performance inception 4/30/98.

DESCRIPTION OF THE FUNDS

  The investment objective of each Series is fundamental and may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Series, as defined in the Act. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that a Series will achieve its investment objective.

  None of the Series intends to concentrate its investments in a particular industry. None of the Series intends to issue senior securities as defined in the Act, except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Series may invest in other open-end investment companies advised by Brinson Partners. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the GSMI Mutual Fund Index (the "Global Benchmark"), which is compiled by Brinson Partners. The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.

  Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The Series will primarily invest in fixed income markets listed in the Salomon World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a non-diversified portfolio as described in "Investment Considerations and Risks-Non-Diversified Status." The benchmark for the Series is the Salomon World Government Bond Index (the "Global

Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. In seeking to achieve its investment objective, the Series attempts to control risk. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Mutual Fund Index (the "U.S. Balanced Benchmark"), which is compiled by Brinson Partners. The U.S. Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index and 35% Salomon Brothers Broad Investment Grade (BIG) Bond Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. LARGE CAPITALIZATION EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Large Capitalization Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in large capitalization equity securities of U.S. companies. The Advisor defines large capitalization companies as those with market capitalizations in the upper 65% of the Wilshire 5000 Index at the time of the Series' investment. Companies whose capitalization falls below this level after purchase continue to be considered large capitalization companies. The Series is a non-diversified portfolio as described in "Investment Considerations and Risks-Non Diversified Status." The Series seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risk" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Standard & Poor's 500 Stock Index (the "U.S. Large Capitalization Equity Benchmark"). The U.S. Large Capitalization Equity Benchmark is a broad weighted index which includes primarily U.S. common stock. The U.S. Large Capitalization Equity Benchmark is designed to provide a representative indication of the capitalization and return for the large capitalization U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade
(BIG) Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

NON-U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The Non-U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depositary Receipts, common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the MSCI Non-U.S. Equity (Free) Index (the "Non-U.S. Equity Benchmark"). The Non-U.S. Equity Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity (Free) Index.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND AND NON-U.S. EQUITY FUND) -
 Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND) - All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S.

countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  On January 1, 1999, the European Monetary Union (the "EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of participating member nations. If the Series hold investments in nations with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the impact of the Euro on the Series, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce currency risk presented by fluctuations in value of the U.S. dollar to other currencies and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Series invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

  Brinson Partners has created an interdepartmental team to handle all Euro-related changes to enable the Series to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Series will not be adversely affected, Brinson Partners and the Trust's service providers are taking steps that they believe are reasonably designed to address the Euro issue.

  There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United

States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  Emerging markets countries such as those in which the Global Fund may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) - To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL SERIES) - The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options) and options on foreign currencies, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND AND U.S. LARGE CAPITALIZATION EQUITY FUND ONLY) -- Each Series is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since each Series may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund or in the U.S. Large Capitalization Equity Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, over $286 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

  Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. - International Growth Portfolio; Enterprise Accumulation Trust - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - The International Equity Portfolio; John Hancock Variable Annuity Series Trust - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

  Pursuant to its investment advisory agreements (the "Agreements") with the Trust on behalf of each Series, Brinson Partners is entitled to receive a monthly fee at various annual percentage rates of the Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses. Pursuant to the Agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1998, Brinson Partners was entitled to receive, under the Agreements, a monthly fee at an annual rate as follows of the average daily net assets of the Funds:

      Global Fund......................................................... 0.80%
      Global Equity Fund.................................................. 0.80
      Global Bond Fund.................................................... 0.75
      U.S. Balanced Fund.................................................. 0.70
      U.S. Equity Fund.................................................... 0.70
      U.S. Large Capitalization Equity Fund............................... 0.70
      U.S. Bond Fund...................................................... 0.50
      Non-U.S. Equity Fund................................................ 0.80

  The fee payable to Brinson Partners by the Global, Global Equity and Non-U.S. Equity Funds is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. The Advisor, however, has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses of the Brinson Global Fund-Class I, Brinson Global Equity Fund-Class I, Brinson Global Bond Fund-Class I, Brinson U.S. Balanced Fund-Class I, Brinson U.S. Equity Fund-Class I, Brinson U.S. Large Capitalization Equity Fund-Class I, Brinson U.S. Bond Fund-Class I and Brinson Non-U.S. Equity Fund-Class I will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.80%, 0.60% and 1.00%,
respectively.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, MA 02109, was engaged pursuant to an agreement dated February 5, 1997, for the limited purpose of acting as underwriter to facilitate the filing of notices regarding sale of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of each Series, has entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company ("MSTC"), One Pierrepont Plaza, Brooklyn, New York 11201, pursuant to which MSTC is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Series, including the coordination and monitoring of any third party service providers.

  MSTC provides custodian services for the securities and cash of the Series. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made.

  As authorized under the Services Agreement, MSTC has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Series. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of Trustees of the Trust, MSTC supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430.

  Also as authorized under the Services Agreement, MSTC has entered into a sub-administration agreement (the "FDI Agreement") with FDI under which FDI provides administrative assistance to the Series with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Series' day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  For its administrative, accounting, transfer agency and custodian services, MSTC receives the following as compensation from the Trust on an annual basis:
0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. MSTC receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any fund into any other fund sponsored or managed by the Advisor and assets of a fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by MSTC and any third party service provider in providing such services. Pursuant to the CGFSC Agreement and the FDI Agreement, MSTC pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to MSTC in fulfilling MSTC's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Brinson Fund-Class I shares or any Series. The Funds will not accept a check endorsed over by a third-party. The minimum initial investment for Fund shares is $1,000,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The Trust reserves the right to vary the initial investment minimum and impose minimums for additional investments in any of the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each, a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  Brinson Partners, or its affiliates, from its own resources, may compensate broker-dealers or other financial intermediaries ("Service Providers") for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to a Fund's Class I shares. Payments made for any of these purposes may be made from its revenues, its profits or any other sources available to it. When such service arrangements are in effect, they are made generally available to all qualified Service Providers.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
                         -------------------------------  -------------------------------
                         MINIMUM $1,000,000               MINIMUM $2,500
BY MAIL                  . Complete and sign the Account  . Make your check payable
[LOGO]                     Application accompanying this    to "Brinson_________Fund-Class
                           Prospectus.                      I."
                         . Make your check payable to     . Enclose the remittance
                           "Brinson________Fund-Class I."   portion of
                                                            your account statement and
                                                            include the amount of
                                                            investment, the account name
                                                            and number.
                         . Mail to the address indicated  . Mail to the address indicated
                           on the Account Application.      on your account statement or
                                                            enclose in the envelope provided.

BY WIRE                  . Call 1-800-448-2430 to         . Wire federal funds to:
[LOGO]                     arrange for a wire               THE CHASE MANHATTAN BANK
                           transaction.                     ABA#021000021
                         . Wire federal funds within 24     DDA#9102-783504
                           hours to:                        FOR: "BRINSON__________FUND-
                           THE CHASE MANHATTAN BANK         CLASS I" AND INCLUDE YOUR NAME
                           ABA#021000021                    AND ACCOUNT NUMBER.
                           DDA#9102-783504
                           FOR: "BRINSON_________FUND-
                           CLASS I" AND INCLUDE YOUR NAME
                           AND NEW ACCOUNT NUMBER.
                         . Complete and sign the Account
                           Application and mail to the
                           address indicated on the
                           Account Application immediately
                           following the initial wire
                           transaction.

BY TELEPHONE             . Call 1-800-448-2430 to         . Call 1-800-448-2430 to
[LOGO]                     arrange for a telephone          arrange for a telephone
                           transaction.                     transaction.

PURCHASING BY EXCHANGES  . You may open a new account     . You may purchase additional
[LOGO]                     for a Series of the Trust by     shares of a Series of the
                           making an exchange from an       Trust by making an exchange
                           existing Brinson Fund-Class I    from an existing Brinson Fund-
                           account of any other Series of   Class I account of any other
                           the Trust. Exchanges may be      Series of the Trust. Exchanges
                           made by mail or telephone.       may be made by mail or
                           Call 1-800-448-2430 for          telephone. Call 1-800-448-2430
                           assistance.                      for assistance.

AUTOMATICALLY            . Please refer to "Automatic     . Please refer to "Automatic
                           Investment Plan" under           Investment Plan" under
                           "Account Options" or call 1-     "Account Options" or call 1-
                           800-448-2430 for assistance.     800-448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------ -----------------------------------------------
 AUTOMATIC INVESTMENT PLAN      . You may have money deducted directly
                                  from your checking, savings or bank
                                  money market accounts for investment in
                                  the Funds each month or quarter.
                                . Complete the Automatic Investment Plan
                                  Application, which is available upon
                                  request by calling 1-800-448-2430, and
                                  mail it to the address indicated.
                                . The initial account must be opened
                                  first with the initial $1,000,000
                                  minimum investment, with subsequent
                                  minimum investments of $500 pursuant to
                                  the Automatic Investment Plan.
                                . The account designated will be debited
                                  in the specified amount, on the date
                                  indicated, and Fund shares will be
                                  purchased. The Trust may alter or
                                  terminate the Automatic Investment Plan
                                  at any time.

 SYSTEMATIC WITHDRAWAL PLAN     . A shareholder with a minimum account of
                                  $1,000,000 may direct the transfer
                                  agent to send the shareholder (or
                                  anyone the shareholder designates)
                                  regular, monthly, quarterly or semi-
                                  annual payments. Each payment under a
                                  Systematic Withdrawal Plan ("SWP") must
                                  be at least $500. Such payments are
                                  drawn from share redemptions.
                                . Shareholders participating in the SWP
                                  must elect to have their dividends and
                                  distributions automatically reinvested
                                  in additional Fund shares.
                                . The Trust may terminate any SWP for an
                                  account if the value of the account
                                  falls below $50,000 as a result of
                                  share redemptions or an exchange of
                                  shares of a Fund for Brinson Fund-Class
                                  I shares of another Series of the
                                  Trust.

 INDIVIDUAL RETIREMENT ACCOUNTS . An IRA is a tax-deferred retirement savings account that may be used by an
                                  individual under age 70 1/2 who has
                                  compensation or self-employment income
                                  and his or her unemployed spouse, or an
                                  individual who has received a qualified
                                  distribution from his or her employer's
                                  retirement plan.
                                . The minimum purchase requirement for
                                  IRAs is $2,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. The Funds reserve the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                    . Submit a written request for redemption with:
 [LOGO]                       . The Fund's name;
                              . Your Fund account number;
                              . The dollar amount or number of shares to be
                                redeemed; and
                              . Signatures of all persons required to sign for
                                transactions, exactly as their names appear on
                                the Account Application.
                            . To protect your account from fraud, the Fund and
                              its agents may require a signature guarantee for
                              certain redemptions to verify the identity of
                              the person who has authorized a redemption from
                              your account. Please contact the Fund for
                              further information.

                            n Mail to the address indicated on the Account
                              Application. Questions may be directed to the
                              transfer agent at 1-800-448-2430.
 BY WIRE                    n This service must be elected either on the
 LOGO                         initial application or subsequently arranged in
                              writing.
                            n Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            n Wire redemption requests must be received by the
                              transfer agent before 4:00 p.m. Eastern time for
                              money to be wired the next business day.
 BY TELEPHONE 1-800-448-    n This service must be elected either on the
 2430                         initial application or subsequently arranged in
 =                            writing.
                            n Shares may be redeemed by instructing the
                              transfer agent by telephone at 1-800-448-2430.
                            n Shares will be sold at the next share price
                              calculated after the order is received and
                              accepted. Share price is normally calculated at
                              4:00 p.m. Eastern time.
 AUTOMATICALLY              n Please refer to "Systematic Withdrawal Plan"
                              under "Account Options" or call 1-800-448-2430
                              for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Brinson Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for Brinson Fund-Class I shares of any other Series within the Trust. Exchanges will not be permitted between the Brinson Fund-Class I shares and either the UBS Investment Funds class of shares or the Brinson Fund-Class N shares of a Series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset value per share of the Brinson Fund-Class I shares of the Fund from which, and the Fund into which, the exchange is made. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. The Funds reserve the right to change the time at which exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for each class of shares of the Series is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the shares of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day. The Funds reserve the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a class of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  All of the Series' classes of shares will bear pro rata all of the expenses of that Series common to all classes. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund-Class N and UBS Investment Funds class of shares will bear 12b-1 expenses payable under their respective 12b-1 plans.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Series may vary. The per share net asset value of the Brinson Fund-Class N shares and the UBS Investment Funds class of shares will generally be lower than that of the Brinson Fund-Class I shares of a Series because of the higher expenses borne by the UBS Investment Funds class of shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds class of shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and UBS Investment Fund class of shares are subject to separate 12b-1 fees. The per share dividends on UBS Investment Funds class of shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of each Series as a result of the distribution and service fees applicable with respect to the UBS Investment Funds class of shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the

Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns. A Series which makes investments in the securities of foreign corporations may make investments in foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause a Series to pay income taxes and interest charges. If possible, the Series will not invest in PFICs or will adopt other strategies to avoid these taxes and charges.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of eight different Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' Brinson Fund-Class N and UBS Investment Fund classes shall have voting rights with respect to the Rule 12b-1 plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers eight investment portfolios or series-Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Three classes of shares are currently issued by the Trust for each Series, the Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Fund class. Prior to September 15, 1998, the "UBS Investment Funds class" of shares was known as the "SwissKey Fund class."

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the Brinson Fund-Class N shareholders may vote on matters related to the Rule 12b-1 plan associated with that class and only the UBS Investment Fund class shareholders may vote on matters related to the Rule 12b-1 plan associated with that class.

  As of August 18, 1998, Wachovia Bank NA held of record more than 25% of the outstanding shares of the Global Equity Fund; Wilmington Trust Co. held of record more than 25% of the outstanding shares of the Global Bond Fund; MAC & Co. held of record more than 25% of the outstanding shares of the U.S. Balanced Fund; Norwest MN held of record more than 25% of the outstanding shares of the U.S. Large Capitalization Equity Fund; Wachovia Bank NA held of record more than 25% of the outstanding shares of the U.S. Bond Fund; The Northern Trust Co. held of record more than 25% of the outstanding shares of the Non-U.S. Equity Fund. A shareholder that holds such a percentage of the outstanding shares of a class may be deemed a controlling person of that class under the Act.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)

  As a result of the investment policies of the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income for tax purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, the Series may pay commissions to brokers who are affiliated with the Advisor or the Series. The Series may purchase securities in certain underwritten offerings for which an affiliate of the Series or the Advisor may act as an underwriter. The Series may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call The Brinson Funds at 1-800-448-2430 or write to The Brinson Funds, P.O. Box 2798, Boston, MA 02208-2798.

YEAR 2000 ISSUES

  Like other investment companies, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, MSTC, CGFSC and other service providers, in performing their administrative functions for the Trust, do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Year 2000 Issue, and, in particular, foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, custody functions and others. The Advisor, MSTC and CGFSC are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. These include identifying those systems that may not function properly after December 31, 1999, and correcting or replacing those systems. In addition, steps include testing the processing of Series data on all systems relied on by the Advisor, MSTC and CGFSC. As of the date of this Prospectus, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Series.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Brinson Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Brinson Funds' calculations of yield or total return. Further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1998, which may be obtained without charge by contacting the Trust at 1-800-448-2430.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND, U.S. LARGE CAPITALIZATION EQUITY FUND AND NON-U.S. EQUITY FUND):
The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Series expect their U.S. equity investments to emphasize large and intermediate capitalization companies, although the Global Fund may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund also may invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. and non-U.S. dollar denominated fixed income assets to no more than 5% of its net assets. To the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European

Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL SERIES): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  Under the terms of an exemptive order issued by the SEC, each Series may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Series to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv is herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Series' securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustee of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. A series' investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Series' total assets. In the event that the Advisor waives 100% of its investment advisory fee with respect to a Series, as calculated monthly, then that series will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Series.

  ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in accordance with SEC positions. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets in accordance with SEC positions.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in accordance with SEC positions.

  FUTURES CONTRACTS (ALL SERIES): The Series may enter into contracts for the future purchase or sale of securities and indices. The Global Funds and the Non-U.S. Equity Fund also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets. The Series may also effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Series in accordance with procedures adopted by the Board of Trustees.

  The Global Fund, Global Equity Fund, Global Bond Fund and Non-U.S. Equity Fund will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL SERIES): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL SERIES): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL SERIES): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL SERIES): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL SERIES): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the SEC which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and (3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

  RUSSIAN SECURITIES (GLOBAL FUND): The Series may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Series could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Series to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Series from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

  In light of the risks described above, the Board of Trustees of the Series has approved certain procedures concerning the Series' investments in Russian securities. Among these procedures is a requirement that the Series will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Series' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Series. This requirement will likely have the effect of precluding investments in certain Russian companies that the Series would otherwise make.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling 1-800-448-2430

                                                    ----------------------
                                                      The Brinson Funds


                                                 Brinson Global Fund
                                                 Brinson Global Equity Fund
                                                 Brinson Global Bond Fund
                                                 Brinson U.S. Balanced Fund
                                                 Brinson U.S. Equity Fund
                                                 Brinson U.S. Large
                                                   Capitalization Equity Fund
                                                 Brinson U.S. Bond Fund
                                                 Brinson Non-U.S. Equity Fund

                                                          Prospectus

                                                      September 15, 1998





                                                  [BRINSON LOGO APPEARS HERE]

                                                        Institutional

                                                       Asset Management
                                                    ----------------------

The Brinson Funds
----------------------------------------

209 South LaSalle Street . Chicago, Illinois 60604-1295

Tel: 1-800-448-2430

                        --------------------------------
                               The Brinson Funds






                         Brinson Non-U.S. Equity Fund

                                 Annual Report

                                 June 30, 1998

                                                                         [ART]




                         Institutional Asset Management
                        --------------------------------

Trustees and Officers

[ART]



Trustees

Walter E. Auch

Frank K. Reilly, CFA

Edward M. Roob



Officers

Frank K. Reilly, CFA
Chairman of the Board

E. Thomas McFarlan
President

Thomas J. Digenan, CFA, CPA
Vice President

Debra L. Nichols
Vice President

Carolyn M. Burke, CPA
Secretary and Treasurer

Catherine E. Macrae
Assistant Secretary

The Fund's Advisor -- Brinson Partners, Inc.


[ART]




The UBS Brinson Division is the institutional asset management division of UBS AG. UBS Brinson is the name used outside North America while Brinson Partners continues as the primary name within North America. The UBS Brinson Division manages over USD 390 billion of institutional assets, including over USD 277 billion of discretionary institutional assets on an active basis and mutual fund assets for UBS Private Banking which total over USD 113 billion. In addition, UBS Brinson acts as the investment advisor to UBS Private Banking on an advisory basis. UBS Brinson manages investment portfolios for corporations, public funds, endowments, foundations, central banks and other investors located throughout the world. The UBS Brinson Division employs over 1,500 people in offices in Chicago, Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich.

Investment performance for our clients is maximized within and across major asset classes through a comprehensive understanding of global investment markets and their interrelationships. Portfolio structure is focused upon both risk and return considerations in the context of full investment cycles. Our investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. Our independent team approach allows for rapid responses to market changes, while providing each client with the benefit of our best talent and the flexibility to customize portfolios to meet unique requirements.

             Table of Contents

[ART]


             Shareholder Letter.......................... 4

             Global Economic and Market Highlights....... 5

             Non-U.S. Equity Fund........................ 6

             Schedule of Investments.....................10

             Financial Statements........................15

             Financial Highlights........................18

             Notes to Financial Statements...............21

             Report of Independent Auditors..............24


Shareholder Letter

[ART]

August 22, 1998

Dear Shareholder:

We are very pleased to present the June 30, 1998 Annual Report for the Non-U.S. Equity Fund. Within this Report, we focus on the current global economic outlook as well as our current strategy and performance update for the Non-U.S. Equity Fund.

In December 1997, Union Bank of Switzerland and Swiss Bank Corporation announced their intention to merge which included the integration of UBS Asset Management and SBC Brinson into the UBS Brinson Division. The merger was consummated on June 29, 1998. UBS Brinson is managed today by the same senior management that has led the business over the past decades with a consistently applied investment philosophy and process. The UBS Brinson Division manages over USD 390 billion of institutional assets, including over USD 277 billion of discretionary institutional assets on an active basis and mutual fund assets for UBS Private Banking which total over USD 113 billion. The UBS Brinson Division employs over 1,500 people in fifteen different cities throughout the world.

We are excited about the formation of the UBS Brinson Division and the additional resources we have brought together to further the tradition of delivering value-added investment performance and the highest level of professional client service.

Brinson Non-U.S. Equity Fund Class I

Since its inception on August 31, 1993, the Brinson Non-U.S. Equity Fund Class I has produced an annualized total return of 9.03% versus 8.75% for the Morgan Stanley Capital International Non-U.S. Equity (Free) Index benchmark. This return was achieved at an annualized volatility of 10.92%, below the benchmark volatility of 12.78% and reflecting our cautious strategy at this time toward investment risk.

We very much appreciate your continued trust and the confidence you have placed in The Brinson Funds.

Sincerely,

/s/ Gary P. Brinson

Gary P. Brinson, CFA
Chief Investment Officer
Brinson Partners, Inc.

Global Economic and Market Highlights

[ART]

The economic situation in Japan remains bleak. With real GDP growth negative in the last two quarters, the country is officially in a recession. The downturn in output has brought on the highest unemployment rate recorded in the post-war period, at just over 4%. In response to the news, the voters have delivered a severe rebuke to the ruling LDP, although it is not at all certain that this will result in the implementation of "Solutions" proffered by Western governments and commentators.

Many of Japan's problems are magnified elsewhere in Asia. Last year's financial and economic crisis has not diminished to any great extent. With financial systems straining under large amounts of defunct debts, and the IMF prescribing high interest rates in the interest of currency support and inflation control, real economic activity has slowed substantially. While Asia suffers from falling living standards, the crisis has been a partial benefit to the U.S. and Europe by keeping commodity and import prices in check, and by not augmenting strong domestic demand in those economies.

Continental Europe's cyclical recovery is well under way, and is starting to have some beneficial effects on the high unemployment rate. Previously, output and profit growth were reasonably strong, but did not carry over into the labor market. Although unemployment has been reduced, the failure to address structural problems will almost certainly guarantee that the Continent's poor overall unemployment picture will persist for several years. The U.K.'s economic performance has been at odds with most of the rest of Europe. A series of Bank of England rate hikes has not prevented the headline inflation rate from rising above 4% this year. Now however, there are signs that these hikes, coupled with a strong pound, have started to cool the economy.

The U.S. expansion is unabated; more than 7 years have elapsed since the recession at the start of the decade. However, the Federal Reserve's attempts to maintain a neutral policy stance, in light of the Asian crisis' effect on demand and costs, has resulted in substantial growth in the money supply. This could set the stage for a modest resurgence in inflation. Profit growth, which had reflected the strength of the domestic economy in prior years, is now showing signs of the fall-off in Asian demand and the strength of the dollar.

Non-U.S. Equity Environment

                                                       6 months   1 year    3 years   8/31/93*
Major Markets                                           ended      ended     ended      to
Total Return in U.S. Dollar Hedged Terms                6/30/98   6/30/98   6/30/98   6/30/98
----------------------------------------------------------------------------------------------
MSCI Non-US Equity (Free) Index                           18.55%    16.90%    23.41%    12.62%
Japan                                                      6.69    -12.84      9.66      0.27
U.K.                                                      12.94     27.19     22.48     15.91
Germany                                                   38.48     54.41     40.75     25.15
France                                                    40.90     49.97     35.47     18.18
Canada                                                    12.73     19.79     22.70     17.63
Netherlands                                               24.69     34.80     44.73     29.26
Australia                                                  7.21      4.55     10.55      8.54
----------------------------------------------------------------------------------------------
                                                       6 months   1 year    3 years   8/31/93*
Major Currencies                                        ended      ended     ended      to
Percent Change Relative to U.S. Dollars                 6/30/98   6/30/98   6/30/98   6/30/98
----------------------------------------------------------------------------------------------
Yen                                                       -6.31%   -17.55%   -15.11%    -5.66%
Pound                                                      1.41     -0.25      1.60      2.40
Deutschemark                                              -0.39     -3.46     -8.47     -1.50
Canadian Dollar                                           -2.69     -6.19     -2.24     -2.20
----------------------------------------------------------------------------------------------

*Inception date of the Non-U.S. Equity Fund Class I

All total returns in excess of 1 year are average annualized total returns

Non-U.S. Equity Fund


[ART]


The Non-U.S. Equity Fund invests in the common stocks of companies headquartered outside the U.S. We believe that in a non-U.S. investment program the country allocation decision is the most important. Country assessments are jointly developed by the non-U.S. strategy team in our offices worldwide. Currency strategies are separately developed and coordinated with market allocations. Our industry strategies and individual security selections are determined by fundamental research conducted by our analysts worldwide.

Since its inception on August 31, 1993, the Brinson Non-U.S. Equity Fund Class I has earned an annualized return of 9.03% versus 8.75% for the Morgan Stanley Capital International Non-U.S. Equity (Free) Index benchmark. This return was achieved at an annualized volatility of 10.92%, below the benchmark volatility of 12.78%. For the six months ended June 30, 1998, the Fund returned 13.10%, compared to the index return of 15.53%.

During the first half of 1998, the aggregate non-U.S. markets outperformed, rising 17.45% in dollar-hedged terms. The continental European markets continued to set the pace, with the best performing markets in dollar-hedged terms. Finland, Belgium and Spain led the pack, followed by France, Germany and Italy, each growing in excess of 30%. In strong contrast, the Far East ex-Japan region lost 29%. All three Southeast Asian markets had steep declines, led by Singapore (-35%), Hong Kong, (-28%) and Malaysia, (-26%). New Zealand was also quite weak, losing almost 14%. While positive, Japan's 5.7% hedged return was the sixth weakest as of mid-year. Currency weakness, coupled with debt and banking problems were behind the first group's weakness, while Japan's very weak economy, troubled banking system and seeming inability to resolve these problems has kept the market down.

During the first half of 1998 several strategy changes took place. France was increased and Germany decreased, bringing the two markets into closer alignment. In February, Spain was eliminated, with proceeds added to Finland and Switzerland. In mid-April Malaysia was reduced to neutral and the U.K. overweight was increased. In early June Italy was reduced, with funds added to Denmark, Norway and Sweden, as part of an ongoing shift away from overvalued southern European markets to more attractively priced northern European markets.

One currency strategy change took place. An Australian dollar overweight was established, paired with the yen, allowing us to take advantage of a strong positive interest rate differential in favor of the Australian currency.

Market allocation had a significant negative effect on returns, largely due to strategic cash. Value added from underweighting Japan and Hong Kong and from overweighting Belgium, Finland and Italy, was more than offset by holding strategic cash, overweighting New Zealand and Singapore and underweighting Spain.

Currency management had a negative impact on performance. The value added by the yen and U.S. dollar strategies was reduced by the overweights of the weak Australian and New Zealand dollars and the underweight of the rising pound sterling.

Overall stock selection was positive due to the solid value added by Japan stock selection, as well as contributions from France, Italy and Hong Kong.

Non-U.S. Equity Fund

[ART]


Total Return

                                       6 months   1 year    3 years   8/31/93*
                                        ended      ended     ended       to
                                       6/30/98    6/30/98   6/30/98    6/30/98
------------------------------------------------------------------------------
Brinson Non-U.S. Equity Fund Class I    13.10%     4.78%      15.91%    9.03%
MSCI Non-U.S. Equity (Free) Index**     15.53%     6.04%      11.04%    8.75%
------------------------------------------------------------------------------

*  Inception date of the Brinson Non-U.S. Equity Fund Class I
** Performance is net of withholding taxes on dividends.
Total return includes reinvestment of all capital gain and income distributions. All total returns in excess of 1 year are average annualized returns.


Illustration of an Assumed Investment of $1,000,000


This chart shows the growth in the value of an investment in the Brinson Non-U.S. Equity Fund Class I and the MSCI Non-U.S. Equity (Free) Index if you had invested $1,000,000 on August 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson Non-U.S. Equity Fund Class I
vs. MSCI Non-U.S. Equity (Free) Index

Wealth Value with Dividends Reinvested

                                    [CHART]

                                   Brinson         MSCI

                    12/31/93     $  965,500     $  988,754
                     6/30/94     $  975,547     $1,068,786
                    12/31/94     $  974,540     $1,062,774
                     6/30/95     $  974,540     $1,095,525
                    12/31/95     $1,126,103     $1,187,456
                     6/30/96     $1,204,891     $1,244,668
                    12/31/96     $1,269,637     $1,271,887
                     6/30/97     $1,449,115     $1,414,422
                    12/31/97     $1,342,509     $1,298,199
                     6/30/98     $1,518,353     $1,499,791

8/31/93 = $1,000,000                                        Data through 6/30/98

Fund returns are net of all fees and costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

Non-U.S. Equity Fund

[ART]

Total Return
                                       6 months   6/30/97*
                                        ended       to
                                       6/30/98    6/30/98
----------------------------------------------------------
Brinson Non-U.S. Equity Fund Class N    12.97%     4.51%
MSCI Non-U.S. Equity (Free) Index**     15.53%     6.04%
----------------------------------------------------------
*  Inception date of the Brinson Non-U.S. Equity Fund Class N

** Performance is net of withholding taxes on dividends.
Total return includes reinvestment of all capital gain and income distributions.


Illustration of an Assumed Investment of $1,000,000

This chart shows the growth in the value of an investment in the Brinson Non-U.S. Equity Fund Class N and the MSCI Non-U.S. Equity (Free) Index if you had invested $1,000,000 on June 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 1998. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

Brinson Non-U.S. Equity Fund Class N

vs. MSCI Non-U.S. Equity (Free) Index

Wealth Value with Dividends Reinvested


                              [GRAPH APEARS HERE]

$1,045,088 =========  Brinson Non-U.S. Equity Fund Class N
$1,060,356 ---------  MSCI Non-U.S. Equity (Free) Index


                                 [PLOT POINTS]

              Brinson         MSCI

 6/30/97    $1,000,000     $1,000,000
 9/30/97    $  999,206     $  994,869
12/31/97    $  925,127     $  917,830
 3/31/98    $1,044,194     $1,052,548
 6/30/98    $1,045,088     $1,060,356

6/30/97 = $1,000,000                                        Data through 6/30/98

Fund returns are net of all fees and costs, while the index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing.

Non-U.S. Equity Fund

(ART)

Industry Diversification

As a Percent of Net Assets
As of June 30, 1998
---------------------------------------------------
NON-U.S. EQUITIES
Aerospace & Military......................    0.22%
Airlines..................................    0.37
Appliances & Household....................    2.09
Autos/Durables............................    3.65
Banking...................................   11.51
Beverages & Tobacco.......................    2.39
Broadcasting & Publishing.................    2.47
Building Materials........................    1.50
Business & Public Service.................    3.41
Chemicals.................................    3.01
Construction..............................    1.03
Data Processing...........................    0.82
Electric Components.......................    1.24
Electronics...............................    4.14
Energy....................................    6.52
Financial Services........................    1.71
Food & House Products.....................    4.53
Forest Products...........................    1.21
Gold Mining...............................    0.06
Health & Personal Care....................    7.45
Housing/Paper.............................    0.04
Industrial Components.....................    1.57
Insurance.................................    4.99
Investment Companies......................    0.36
Leisure & Tourism.........................    0.69
Machinery & Engineering...................    0.72
Merchandising.............................    3.88
Metals-Steel..............................    1.74
Miscellaneous Materials...................    0.04
Multi-Industry............................    4.76
Non-Ferrous Metals........................    1.52
Real Estate...............................    0.44
Recreation................................    0.55
Retail/Apparel............................    0.24
Shipping..................................    0.01
Shipping..................................    0.02
Telecommunications........................    7.53
Textiles & Apparel........................    0.28
Transportation............................    1.08
Utilities.................................    3.07
Wholesale & International Trade...........    0.46
                                            ------
     Total Non-U.S. Equities..............   93.32
                                            ------
SHORT-TERM INVESTMENTS....................    7.58
                                            ------
     TOTAL INVESTMENTS....................  100.90
LIABILITIES, LESS CASH
  AND OTHER ASSETS........................   (0.90)
                                            ------
NET ASSETS................................  100.00%

Market and Currency Strategy
As of June 30, 1998

                            Fund
                    ---------------------
                     Market      Currency
                    Strategy     Strategy     Index
---------------------------------------------------
U.S. Dollar            0.0%         2.1%       0.0%
Australia              5.1          6.2        2.2
Austria                0.0          0.4        0.4
Belgium                4.5          1.8        1.8
Canada                 2.9          4.6        4.6
Denmark                0.4          0.9        0.9
Finland                2.6          1.0        1.0
France                 9.2          9.1        9.2
Germany               10.6         10.9       10.8
Hong Kong              0.2          0.0        1.6
Ireland                0.0          0.5        0.5
Italy                  3.5          4.4        4.4
Japan                 14.7         15.7       19.7
Malaysia               0.3          0.5        0.5
Netherlands            4.9          5.5        5.6
New Zealand            3.7          3.8        0.2
Norway                 0.4          0.5        0.5
Portugal               0.0          0.6        0.6
Singapore              1.3          0.5        0.5
Spain                  0.0          3.2        3.2
Sweden                 3.3          3.1        3.1
Switzerland            6.8          7.4        7.4
U.K.                  25.6         17.3       21.3
Cash Reserves          0.0          0.0        0.0
---------------------------------------------------
                     100.0%       100.0%     100.0%

Top Ten Non-U.S. Equity Holdings

As of June 30, 1998

                                                 Percent of
                                                 Net Assets
-----------------------------------------------------------
  1. Novartis AG (Reg.)                             1.50%
  2. Glaxo Wellcome PLC                             1.49
  3. Nokia Oyj. Class A Preferred                   1.28
  4. British Petroleum Co. PLC                      1.21
  5. Royal Dutch Petroleum Co.                      1.16
  6. CS Holdings AG                                 1.13
  7. British Telecommunications PLC                 1.09
  8. B.A.T. Industries PLC                          1.08
  9. Telecom Corp. of New Zealand Ltd.              1.04
 10. Roche Holding AG (Gen.)                        1.04
-----------------------------------------------------------

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                           SHARES     VALUE
                                                           ------- ------------
Non-U.S. Equities -- 93.32%
AUSTRALIA -- 4.46%
Amcor Ltd.................................................  91,600 $    401,065
Boral Ltd................................................. 270,300      507,211
Brambles Industries Ltd...................................  43,600      855,675
Broken Hill Proprietary Co., Ltd.......................... 267,270    2,259,347
Coca-Cola Amatil Ltd......................................  52,100      348,467
CSR Ltd................................................... 166,200      479,642
David Jones Ltd........................................... 579,500      663,935
Lend Lease Corp. Ltd......................................  39,978      808,359
Mayne Nickless Ltd........................................ 133,100      704,765
National Australia Bank Ltd............................... 189,848    2,504,296
News Corp., Ltd........................................... 335,121    2,735,377
News Corp., Ltd., Preferred............................... 112,061      793,927
Orica Ltd.................................................  61,200      361,955
Pacific Dunlop Ltd........................................ 278,200      449,674
Qantas Airways Ltd........................................ 278,668      419,366
Rio Tinto Ltd.............................................  65,010      773,004
Santos Ltd................................................ 119,900      371,270
Telstra Corp., Ltd........................................ 567,600    1,455,267
Westpac Bank Corp., Ltd................................... 306,251    1,868,159
WMC Ltd................................................... 223,300      672,086
Woolworth's Ltd........................................... 117,200      381,054
                                                                   ------------
                                                                     19,813,901
                                                                   ------------
BELGIUM -- 4.18%
Delhaize-Le Lion S.A. (b).................................  20,650    1,442,892
Electrabel S.A............................................  11,285    3,199,590
Fortis AG (b).............................................     623           34
Fortis AG Strip (b).......................................  15,673    4,001,438
Groupe Bruxelles Lambert S.A. (b).........................   5,860    1,182,709
KBC Bancassurance Holding-Strip (b).......................     660           53
KBC Bancassurance Holding (b).............................  27,760    2,484,300
Petrofina S.A.............................................   5,810    2,385,051
Solvay S.A., Class A......................................  16,860    1,336,657
Tractebel.................................................  13,200    1,933,351
Union Miniere S.A.(b).....................................   9,990      617,495
                                                                   ------------
                                                                     18,583,570
                                                                   ------------
CANADA -- 2.83%
Agrium, Inc...............................................  29,500      368,098
Alcan Aluminum Ltd........................................  22,400      616,891
Bank of Montreal..........................................  17,100      941,861
Barrick Gold Corp.........................................  13,700      260,846
Canadian National Railway Co..............................  15,500      824,222
Canadian Pacific Ltd......................................  51,294    1,444,017
Extendicare Inc. (b)......................................  38,300      309,921
Hudson's Bay Co...........................................  20,300      465,191
Imasco, Ltd...............................................  26,500      489,239
Imperial Oil Ltd..........................................  55,300      966,415
Magna International Inc., Class A.........................   6,800      465,633
Moore Corp., Ltd..........................................  25,200      334,149
Newbridge Networks Corp. (b)..............................   7,000      167,313
Noranda, Inc..............................................  23,100      398,980
NOVA Corp.................................................  62,800      719,557
Potash Corporation of Saskatchewan, Inc...................   6,800      512,335
Royal Bank of Canada......................................  20,000    1,203,590
Seagram Co., Ltd..........................................   9,400      383,197
Shaw Communications Inc., Class B.........................  36,200      704,012
TransCanada Pipelines Ltd.................................  30,500      676,119
Westcoast Energy, Inc.....................................  15,300      340,728
                                                                   ------------
                                                                     12,592,314
                                                                   ------------

                                                           SHARES     VALUE
                                                           ------- ------------
DENMARK -- 0.34%
Den Danske Bank Group.....................................   6,700 $    803,766
Tele Danmark A/S..........................................   7,400      710,194
                                                                   ------------
                                                                      1,513,960
                                                                   ------------
FINLAND -- 2.12%
Cultor Oyj................................................   7,600      123,285
Merita Ltd., Class A...................................... 161,510    1,065,645
Metsa Serla Oyj, Class B..................................  31,590      305,162
Nokia Oyj Class A, Preferred (b)..........................  77,260    5,682,021
Outokumpu Oyj, Class A....................................  29,620      377,909
Sampo Insurance Co., Ltd., Class A........................  11,360      538,340
UPM-Kymmene Corp..........................................  36,830    1,013,639
Valmet Oyj................................................  19,000      327,604
                                                                   ------------
                                                                      9,433,605
                                                                   ------------
FRANCE -- 8.36%
Air Liquide...............................................   4,483      741,399
Alcatel Alsthom...........................................   8,405    1,711,306
AXA-UAP...................................................  17,402    1,957,221
AXA-UAP Certificate de Valeur Guarantie (b)...............   9,002        3,067
Banque Nationale de Paris.................................  18,610    1,520,566
Carrefour SA..............................................   2,000    1,265,299
Cie de Saint Gobain.......................................   9,443    1,750,844
Dexia France (b)..........................................   8,840    1,190,169
Elf Aquitaine S.A.........................................  14,214    1,998,329
Eridania Beghin-Say SA....................................   3,600      794,906
France Telecom S.A........................................  36,300    2,503,655
Groupe Danone.............................................   5,220    1,439,256
Lafarge S.A...............................................   7,964      823,272
Lagardere S.C.A...........................................  26,760    1,114,041
Michelin, Class B.........................................  17,993    1,038,630
Paribas (b)...............................................  12,643    1,352,964
Pechiney S.A., Class A....................................  17,685      712,256
Peugeot S.A...............................................   8,160    1,754,548
Pinault-Printemps-Redoute S.A.............................   1,260    1,054,515
Rhone-Poulenc, Class A....................................  31,130    1,755,761
SEITA.....................................................  31,430    1,424,383
Societe Generale..........................................   7,913    1,645,161
Suez Lyonnaise des Eaux S.A. (b)..........................  12,942    2,129,886
Thomson CSF...............................................  25,590      973,487
Total S.A., Class B.......................................  11,025    1,433,286
Usinor Sacilor............................................  25,980      401,345
Vivendi...................................................  12,434    2,655,027
Vivendi Warrants "01" (b).................................  12,664       24,926
                                                                   ------------
                                                                     37,169,505
                                                                   ------------
GERMANY -- 9.83%
Allianz AG (b)............................................     436      142,515
Allianz AG................................................  13,530    4,460,028
BASF AG...................................................  19,940      944,526
Bayer AG..................................................  49,400    2,548,000
Bayerische Motoren Werke (BMW) (b)........................     402      399,773
Bayerische Motoren Werke AG...............................   1,240    1,250,992
Commerzbank AG............................................  10,830      414,000
Continental AG............................................  34,500    1,074,183
Daimler-Benz AG...........................................  20,792    2,038,883
Deutsche Bank AG..........................................  32,917    2,787,459
Deutsche Telekom AG....................................... 137,010    3,696,613
Dresdner Bank AG..........................................  39,800    2,145,451
Hochtief AG...............................................  11,690      560,213

--------------------------------------------------------------------------------
10

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS


June 30, 1998
--------------------------------------------------------------------------------

                                                           SHARES     VALUE
                                                           ------- ------------
GERMANY (CONTINUED)
Hoechst AG................................................  15,610 $    779,203
M.A.N. AG.................................................   2,500      972,299
Mannesmann AG (b).........................................  20,470    2,076,486
Metro AG..................................................  27,353    1,659,365
Metro AG Right (b)........................................  27,353        1,061
Muenchener Rueckver AG....................................   6,820    3,381,662
Preussag AG...............................................   3,719    1,326,890
RWE AG....................................................  24,300    1,440,499
Schering AG...............................................  12,622    1,487,368
Siemens AG................................................  39,520    2,404,042
Thyssen AG................................................   4,850    1,227,950
Veba AG...................................................  28,708    1,956,279
Volkswagen AG.............................................   2,621    2,519,355
                                                                   ------------
                                                                     43,695,095
                                                                   ------------
HONG KONG -- 0.57%
Cheung Kong Holdings Ltd..................................  95,000      467,117
Citic Pacific Ltd.........................................  49,000       86,635
CLP Holdings Ltd..........................................  53,500      243,728
Hang Seng Bank Ltd........................................  38,400      217,061
Hong Kong & China Gas Co., Ltd............................ 258,700      293,803
Hong Kong & China Gas Warrants "99" (b)...................  11,850          811
Hong Kong Telecommunications Ltd.......................... 111,600      209,558
Hutchison Whampoa Ltd..................................... 103,000      543,672
Johnson Electric Holdings Ltd.............................  54,000      200,010
South China Morning Post (Holdings) Ltd................... 100,000       48,073
Sun Hung Kai Properties Ltd...............................  49,000      208,050
                                                                   ------------
                                                                      2,518,518
                                                                   ------------
ITALY -- 3.67%
Assicurazioni Generali....................................  54,446    1,770,402
Banca Commercial Italiana.................................  21,000      125,583
Credito Italiano S.p.A.................................... 241,500    1,264,188
Danieli & Co. Savings (Risp).............................. 129,100      599,181
Edison S.p.A..............................................   6,000       48,151
ENI ADR...................................................  18,500    1,202,500
ENI S.p.A................................................. 369,000    2,418,413
Fiat S.p.A.-Privileged Preferred.......................... 399,220      993,811
INA-Istituto Nazionale delle Assicurazioni................  33,100       94,037
Instituto Mobiliare Italiano S.p.A........................  62,000      976,625
Istituto Bancario San Paolo di Torino.....................  56,000      808,079
Italgas S.p.A.............................................  14,000       57,022
La Rinascente S.p.A.......................................  79,140      788,039
Montedison S.p.A.......................................... 833,280    1,033,660
Parmalat Finanziaria S.p.A................................ 295,000      601,601
Telecom Italia Mobile S.p.A............................... 270,000    1,651,093
Telecom Italia Mobile S.p.A. RNC.......................... 121,000      408,427
Telecom Italia S.p.A...................................... 202,666    1,491,876
                                                                   ------------
                                                                     16,332,688
                                                                   ------------
JAPAN -- 16.02%
Amada Co., Ltd............................................ 150,000      729,546
Bank of Tokyo-Mitsubishi, Ltd............................. 139,000    1,471,276
Canon Sales Co., Inc......................................  56,000      761,005
Canon, Inc................................................ 115,000    2,610,152
Citizen Watch Co., Ltd.................................... 136,000    1,122,023
Dai Nippon Printing Co., Ltd.............................. 142,000    2,266,311
Daiichi Pharmaceutical Co., Ltd........................... 139,000    1,832,835
Daikin Industries Ltd..................................... 159,000    1,024,217

                                                           SHARES     VALUE
                                                           ------- ------------
Daiwa House Industry Co., Ltd.............................  85,000 $    750,261
Denso Corp................................................ 118,000    1,955,543
Fanuc.....................................................  57,700    1,995,605
Fuji Photo Film...........................................  11,000      382,822
Fujitsu...................................................  89,000      936,268
Hitachi Ltd............................................... 286,000    1,864,971
Honda Motor Co............................................  61,000    2,171,272
Hoya Corp.................................................  34,000      962,784
Inax...................................................... 121,000      415,874
Ito Yokado Co., Ltd.......................................  56,000    2,634,867
Kaneka Corp............................................... 162,000      852,109
Keio Teito Electric Railway............................... 178,000      647,693
Kinki Nippon Railway...................................... 178,000      833,664
Kirin Brewery Co., Ltd.................................... 168,000    1,585,762
Kokuyo....................................................  51,000      863,566
Kuraray Co., Ltd.......................................... 181,000    1,537,623
Kyocera Corp..............................................  18,300      894,001
Marui Co., Ltd............................................  82,000    1,223,043
Matsushita Electric Industrial Co......................... 166,000    2,667,291
NGK Insulators............................................ 259,000    2,248,766
Nintendo Co., Ltd.........................................  14,500    1,342,544
Nippon Meat Packers, Inc..................................  99,000    1,211,954
Nippon Steel Co........................................... 142,000      249,652
Okumura Corp.............................................. 157,000      550,917
Omron Corp................................................  46,000      702,670
Osaka Gas Co.............................................. 285,000      731,059
Sankyo Co., Ltd........................................... 148,000    3,369,817
Secom Co., Ltd............................................  37,000    2,135,461
Sega Enterprises Ltd......................................  19,000      327,881
Seino Transportation...................................... 123,000      682,423
Sekisui House Ltd......................................... 141,000    1,092,157
Shin-Etsu Chemical Co., Ltd...............................  12,000      207,515
Sony Corp.................................................  30,500    2,626,184
Sumitomo Bank.............................................  14,000      136,182
Sumitomo Chemical Co...................................... 203,000      626,033
Sumitomo Electric Industries.............................. 125,000    1,263,645
Takeda Chemical Industries................................  94,000    2,499,262
TDK Corp..................................................  26,000    1,920,236
Tokio Marine & Fire Insurance Co.......................... 148,000    1,520,683
Tokyo Electric Power......................................  37,000      725,150
Tonen Corp................................................ 110,000      569,874
Toray Industries, Inc..................................... 385,000    1,997,334
Toshiba Corp.............................................. 387,000    1,581,072
Toyo Suisan Kaisha........................................  79,000      481,565
Toyota Motor Corp......................................... 103,000    2,664,337
Yamato Transport Co., Ltd.................................  24,000      268,905
Yamazaki Baking Co., Ltd..................................  56,000      496,307
                                                                   ------------
                                                                     71,221,969
                                                                   ------------
MALAYSIA -- 0.39%
Berjaya Sports Toto Bhd...................................  71,000      105,280
Kuala Lumpur Kepong Bhd................................... 118,000      190,621
Malayan Banking Bhd A Shares (b)..........................  47,000       46,858
Malayan Banking Bhd.......................................  39,000       39,306
Malaysia International Shipping Bhd (Frgn.)...............  47,000       68,559
Nestle (Malaysia) Bhd.....................................  38,000      172,248
Petronas Gas Bhd..........................................  73,000      135,527
Public Bank Bhd (Frgn.)...................................  71,000       21,398
Resorts World Bhd......................................... 100,000      109,946
Rothmans of Pall Mall Bhd.................................  37,000      256,480

--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS


June 30, 1998
--------------------------------------------------------------------------------

                                                          SHARES      VALUE
                                                         --------- ------------
MALAYSIA (CONTINUED)
Sime Darby Bhd..........................................    25,000 $     17,239
Tanjong PLC.............................................    46,000       63,773
Telekom Malaysia Bhd (b)................................   104,000      175,527
Tenaga Nasional Bhd.....................................   110,000      132,610
UMW Holdings Bhd........................................    58,000       26,011
YTL Corp. Bhd...........................................   162,000      121,866
YTL Power International Bhd (b).........................    64,900       35,364
                                                                   ------------
                                                                      1,718,613
                                                                   ------------
NETHERLANDS -- 4.55%
ABN AMRO Holdings NV....................................    69,730    1,631,672
Akzo Nobel NV...........................................     2,230      495,726
Elsevier NV.............................................    74,910    1,130,536
Heineken NV (b).........................................    32,062    1,259,342
Hoogovens NV............................................     7,303      315,930
ING Groep NV............................................    39,998    2,619,081
KLM Royal Dutch Air Lines NV............................    10,150      412,147
KPN NV..................................................    36,890    1,419,962
Philips Electronics NV..................................    21,070    1,771,198
PolyGram NV.............................................    13,400      683,768
Royal Dutch Petroleum Co................................    92,660    5,138,161
TNT Post Group NV (b)...................................    36,890      943,014
Unilever NV.............................................    30,660    2,432,663
                                                                   ------------
                                                                     20,253,200
                                                                   ------------
NEW ZEALAND -- 2.28%
Brierley Investments Ltd................................ 2,683,400    1,337,236
Carter Holt Harvey Ltd..................................   929,700      810,781
Fletcher Challenge Building.............................   307,650      383,283
Fletcher Challenge Energy...............................   339,250      810,082
Fletcher Challenge Forests Ltd..........................   626,593      351,286
Fletcher Challenge Paper................................   609,800      677,411
Lion Nathan Ltd.........................................   256,600      570,101
Telecom Corp. of New Zealand Ltd........................ 1,122,800    4,627,796
Telecom Corp. of New Zealand Ltd. ADR...................    17,600      576,400
                                                                   ------------
                                                                     10,144,376
                                                                   ------------
NORWAY -- 0.21%
Norsk Hydro ASA.........................................    17,000      747,703
Norske Skogindustrier ASA Class A.......................     6,300      194,579
                                                                   ------------
                                                                        942,282
                                                                   ------------
SINGAPORE -- 1.13%
City Developments Ltd...................................    89,000      248,642
Creative Technology Ltd. (b)............................    10,000      121,338
DBS Land Ltd............................................   168,000      139,213
Development Bank of Singapore Ltd.......................    43,200      239,077
Elec & Eltek International Co., Ltd.....................    26,100       88,218
Fraser & Neave Ltd......................................    35,000       94,051
Keppel Corp., Ltd.......................................   109,750      164,999
Keppel Land Ltd.........................................   105,000       96,330
Oversea-Chinese Banking Corp., Ltd......................   112,400      382,539
Rothmans Industries Ltd.................................    22,000       97,662
Singapore Airlines Ltd. (Frgn.).........................   125,000      584,492
Singapore Press Holdings Ltd............................    99,972      668,650
Singapore Technologies Engineering Ltd. (b).               111,000       78,183
Singapore Telecommunications, Ltd.......................   870,000    1,235,869
United Overseas Bank Ltd. (Frgn.).......................   241,000      748,890
Venture Manufacturing (Singapore) Ltd. (b)..............    27,000       51,139
                                                                   ------------
                                                                      5,039,292
                                                                   ------------

                                                          SHARES      VALUE
                                                         --------- ------------
SWEDEN -- 2.97%
ABB AB, A Shares........................................    64,400 $    912,513
Astra AB, A Shares......................................    64,800    1,324,455
Electrolux AB Series B..................................    29,400      505,060
Ericsson, B Shares......................................    93,700    2,737,602
Investor AB-B Shares....................................    27,300    1,593,518
Nordbanken Holding AB...................................   205,700    1,508,915
Skandia Forsakrings AB..................................    60,800      869,127
Skanska AB, B Shares....................................    18,600      834,970
Svenska Handelsbanken, A Shares.........................    20,900      969,667
Swedish Match AB........................................   169,100      561,907
Volvo AB, B Shares......................................    46,100    1,372,901
                                                                   ------------
                                                                     13,190,635
                                                                   ------------
SWITZERLAND -- 6.55%
ABB AG (Bearer).........................................       892    1,317,300
CS Holdings AG (Reg.)...................................    22,671    5,044,477
Holderbank Financiere Glarus, B Shares..................       840    1,068,829
Julius Baer Holding AG..................................       377    1,179,368
Nestle S.A. (Reg.)......................................     1,875    4,012,559
Novartis AG (Reg.)......................................     4,020    6,689,399
Roche Holding AG (Gen.).................................       470    4,615,407
Sairgroup...............................................     2,475      814,231
Saurer AG...............................................       845      863,496
Sulzer AG...............................................       886      699,197
Swiss Reinsurance Co. (Reg.)............................     1,109    2,804,670
                                                                   ------------
                                                                     29,108,933
                                                                   ------------
UNITED KINGDOM -- 22.86%
Abbey National PLC......................................    91,400    1,624,137
B.A.T. Industries PLC...................................   477,800    4,783,262
Barclays PLC............................................   116,900    3,370,427
Bass PLC................................................    49,407      925,753
Billiton PLC............................................   554,300    1,123,694
BOC Group PLC...........................................    62,100      846,008
Booker PLC..............................................   283,200    1,157,673
British Petroleum Co. PLC...............................   368,294    5,370,724
British Sky Broadcasting PLC............................   164,400    1,180,869
British Steel PLC....................................... 1,060,800    2,331,905
British Telecommunications PLC..........................   391,600    4,835,052
BTR PLC (b).............................................   177,306      502,920
Cable & Wireless PLC....................................    92,200    1,119,925
Cadbury Schweppes PLC...................................   134,200    2,076,793
Charter PLC.............................................   182,218    1,901,715
Coats Viyella PLC.......................................   997,900    1,223,774
Diageo PLC..............................................   165,135    1,956,249
FKI PLC.................................................   551,925    1,593,136
General Electric Co. PLC................................   320,400    2,761,147
Glaxo Wellcome PLC......................................   220,300    6,612,602
Greenalls Group PLC.....................................   177,200    1,534,468
Hanson PLC..............................................   205,712    1,250,219
Hillsdown Holdings PLC..................................   489,700    1,331,817
House of Fraser PLC.....................................   517,200    1,501,532
HSBC Holdings PLC.......................................   125,251    3,178,609
Inchcape PLC............................................   275,100      867,519
Legal & General Group PLC...............................    58,800      627,400
Lloyds TSB Group PLC....................................   318,285    4,452,931
Marks & Spencer PLC.....................................   453,600    4,128,521
Mirror Group PLC........................................   489,000    1,835,769
National Westminster Bank PLC...........................    81,600    1,458,164

--------------------------------------------------------------------------------
12

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------

                                                           SHARES     VALUE
                                                           ------- ------------
UNITED KINGDOM (CONTINUED)
Peninsular & Oriental Steam Navigation Co................. 179,260 $  2,581,196
Prudential Corp. PLC......................................  65,800      866,772
Reckitt & Colman PLC......................................  49,646      947,626
Reed International PLC.................................... 210,000    1,899,089
Reuters Group PLC.........................................  46,353      529,780
Rio Tinto PLC............................................. 129,800    1,461,858
RJB Mining PLC............................................ 325,800      668,625
Royal & Sun Alliance Insurance Group PLC.................. 137,714    1,423,463
Scottish Hydro-Electric PLC............................... 145,600    1,292,408
Sears PLC................................................. 702,600      615,452
Sedgwick Group PLC........................................ 412,300      894,300
SmithKline Beecham PLC.................................... 351,200    4,286,428
Smurfit (Jefferson) Group PLC............................. 496,729    1,483,540
Tate & Lyle PLC........................................... 242,000    1,918,953
Tesco PLC................................................. 179,300    1,750,100
Thames Water PLC.......................................... 121,500    2,211,708
Unilever PLC.............................................. 273,600    2,912,484
United News & Media PLC...................................  94,100    1,315,711
Vodafone Group PLC........................................ 148,327    1,882,115
Williams PLC.............................................. 162,000    1,040,645
Willis Corroon Group PLC..................................  89,100      225,969
                                                                   ------------
                                                                    101,672,936
                                                                   ------------
Total Non-U.S. Equities
 (Cost $354,901,674)......................................          414,945,392
                                                                   ------------

                                                           FACE
                                                          AMOUNT      VALUE
                                                        ---------- ------------
Short-Term Investments -- 7.58%
UNITED STATES -- 7.58%
ARCO Chemical Co.
 5.770%, due 07/06/98.................................. $2,894,000 $  2,891,681
Cincinnati Bell Inc.
 6.600%, due 07/01/98..................................  3,000,000    3,000,000
 5.850%, due 07/13/98..................................  2,000,000    1,996,100
 5.900%, due 07/17/98..................................  3,500,000    3,490,822
Hilton Hotels Corp.
 5.720%, due 07/15/98..................................  1,500,000    1,496,663
NGC Corp.
 6.750%, due 07/01/98..................................  2,304,000    2,304,000
PG & E Gas Transmission
 5.670%, due 07/02/98..................................  2,000,000    1,999,685
Raytheon Co.
 7.000%, due 07/01/98..................................  3,599,000    3,599,000
 5.700%, due 07/09/98..................................  4,000,000    3,994,933
Tenneco Inc.
 5.750%, due 07/17/98..................................  5,000,000    4,987,222
Union Pacific Resources Inc.
 5.740%, due 08/31/98..................................  2,000,000    1,981,090
 5.750%, due 08/31/98..................................  2,000,000    1,981,090
                                                                   ------------
Total Short-Term Investments
 (Cost $33,721,297)....................................              33,722,286
                                                                   ------------
Total Investments
 (Cost $388,622,971) -- 100.90% (a)....................             448,667,678
                                                                   ------------
Liabilities, less cash and other assets--(0.90%).......              (4,018,530)
                                                                   ------------
Net Assets -- 100%.....................................            $444,649,148
                                                                   ============

               See accompanying notes to schedule of investments.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

June 30, 1998
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $388,622,971; and net unrealized appreciation consisted of:

      Gross unrealized appreciation................................ $94,020,292
      Gross unrealized depreciation................................ (33,975,585)
                                                                    -----------
        Net unrealized appreciation................................ $60,044,707
                                                                    ===========

(b) Non-income producing security.

(c) Denominated in U.S. dollars.

FORWARD FOREIGN CURRENCY CONTRACTS

The Non-U.S. Equity Fund had the following open forward foreign currency contracts as of June 30, 1998:

                            SETTLEMENT     LOCAL        CURRENT    UNREALIZED
                               DATE       CURRENCY       VALUE    GAIN/(LOSS)
                            ---------- -------------- ----------- -----------
FORWARD FOREIGN CURRENCY
BUY CONTRACTS
Australian Dollar..........  8/19/98       10,350,000 $ 6,382,807 $  (510,975)
Canadian Dollar............  8/19/98        9,200,000   6,262,423    (126,466)
Danish Krone...............  8/19/98       29,900,000   4,357,171         349
French Franc...............  8/19/98       13,000,000   2,156,781         179
German Mark................  8/19/98        5,800,000   3,223,135      (2,671)
Hong Kong Dollar...........  8/19/98        6,500,000     835,044         962
Italian Lira...............  8/19/98   12,690,000,000   7,144,834      (7,706)
Japanese Yen...............  8/19/98    1,110,000,000   8,057,759    (996,074)
Malaysian Ringgit..........  8/19/98       11,800,000   2,779,466    (165,013)
Netherlands Guilder........  8/19/98        7,900,000   3,895,636      (4,058)
Norwegian Krona............  8/19/98       15,700,000   2,048,360     (40,795)
Spanish Peseta.............  8/19/98    2,270,000,000  14,854,400      19,808
Swedish Krona..............  8/19/98       24,900,000   3,128,687      38,590
Swiss Franc................  8/19/98       13,600,000   9,011,815    (498,675)
FORWARD FOREIGN CURRENCY
SALE CONTRACTS
Belgian Franc..............  8/19/98      455,000,000  12,262,773     (23,501)
British Pound..............  8/19/98       20,700,000  34,440,876    (649,116)
Finnish Markka.............  8/19/98       29,300,000   5,355,628      56,243
Hong Kong Dollar...........  8/19/98       27,500,000   3,532,879       2,053
Italian Lira...............  8/19/98    3,550,000,000   1,998,752     (18,587)
Malaysian Ringgit..........  8/19/98       11,800,000   2,779,466     214,318
Singapore Dollar...........  8/19/98        6,300,000   3,716,529      26,786
Swedish Krona..............  8/19/98       24,900,000   3,128,687     (12,214)
Swiss Franc................  8/19/98        6,700,000   4,439,644     227,069
                                                                  -----------
  Total....................                                       $(2,469,494)
                                                                  ===========


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
14

                    NON-U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998

ASSETS:
 Investments, at value (Cost $388,622,971)....................... $448,667,678
 Cash............................................................       26,932
 Receivables:
  Investment securities sold.....................................    7,890,263
  Dividends......................................................    1,342,491
  Interest.......................................................       32,326
  Fund shares sold...............................................       63,095
 Other assets....................................................          475
                                                                  ------------
    TOTAL ASSETS.................................................  458,023,260
                                                                  ------------
LIABILITIES:
 Payables:
  Investment securities purchased................................    5,994,611
  Fund shares sold...............................................    3,978,248
  Investment advisory fees.......................................      313,798
  Accrued expenses...............................................      617,961
 Net unrealized depreciation on forward foreign currency con-
  tracts.........................................................    2,469,494
                                                                  ------------
    TOTAL LIABILITIES............................................   13,374,112
                                                                  ------------
NET ASSETS....................................................... $444,649,148
                                                                  ============
NET ASSETS CONSIST OF:
 Paid in capital................................................. $385,674,481
 Accumulated undistributed net investment income.................    1,437,308
 Accumulated net realized loss...................................      (65,467)
 Net unrealized appreciation.....................................   57,602,826
                                                                  ------------
    NET ASSETS................................................... $444,649,148
                                                                  ============
OFFERING PRICE PER SHARE:
 Brinson Class I:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $439,328,830 and 36,163,586 shares is-
   sued and outstanding)......................................... $      12.15
                                                                  ============
 Brinson Class N:
  Net asset value, offering price and redemption price per share
   (Based on net assets of
   $10,772 and 887 shares issued and outstanding)................ $      12.14
                                                                  ============
 SwissKey Class:
  Net asset value, offering price and redemption price per share
   (Based on net assets of $5,309,546 and 440,453 shares issued
   and outstanding).............................................. $      12.05
                                                                  ============

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME:
 Dividends (net of $1,314,183 for foreign taxes withheld)......... $ 9,245,122
 Interest (including securities lending income of $82,824)........   1,703,252
                                                                   -----------
    TOTAL INCOME..................................................  10,948,374
                                                                   -----------
EXPENSES:
 Advisory.........................................................   3,475,953
 Administrative...................................................     305,643
 Custodian........................................................     228,877
 Distribution.....................................................      67,597
 Other............................................................     331,206
                                                                   -----------
    TOTAL EXPENSES................................................   4,409,276
                                                                   -----------
    NET INVESTMENT INCOME ........................................   6,539,098
                                                                   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investments.....................................................  11,812,215
  Futures contracts...............................................  (1,031,399)
  Foreign currency transactions...................................   1,443,040
                                                                   -----------
    Net realized gain.............................................  12,223,856
                                                                   -----------
 Change in net unrealized appreciation or depreciation on:
  Investments and foreign currency ...............................  10,352,717
  Translation of other assets and liabilities denominated in for-
   eign currency..................................................    (107,626)
  Futures contracts ..............................................  (3,327,266)
  Forward contracts...............................................     (42,714)
                                                                   -----------
    Change in net unrealized appreciation or depreciation.........   6,875,111
                                                                   -----------
Net realized and unrealized gain..................................  19,098,967
                                                                   -----------
Net increase in net assets resulting from operations.............. $25,638,065
                                                                   ===========



                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
16

                    NON-U.S. EQUITY FUND -- FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR
                                                        YEAR          ENDED
                                                        ENDED        JUNE 30,
                                                    JUNE 30, 1998      1997
                                                    -------------  ------------
OPERATIONS:
 Net investment income............................. $  6,539,098   $  5,529,755
 Net realized gain.................................   12,223,856     24,421,499
 Change in net unrealized appreciation or deprecia-
  tion ............................................    6,875,111     35,391,730
                                                    ------------   ------------
 Net increase in net assets resulting from opera-
  tions............................................   25,638,065     65,342,984
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net investment income:
  Brinson Class I .................................   (6,380,973)    (4,371,883)
  Brinson Class N..................................          (58)           --
  SwissKey Class...................................      (51,271)       (40,369)
 Distributions from net realized gain:
  Brinson Class I..................................  (25,288,399)   (12,209,010)
  Brinson Class N..................................          (59)           --
  SwissKey Class...................................     (521,640)       (94,152)
                                                    ------------   ------------
 Total distributions to shareholders...............  (32,242,400)   (16,715,414)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.......................................  317,039,181    232,045,893
 Shares issued on reinvestment of distributions....   31,189,854     16,204,754
 Shares redeemed................................... (325,627,875)   (81,854,223)
                                                    ------------   ------------
 Net increase in net assets resulting from capital
  share transactions...............................   22,601,160    166,396,424
                                                    ------------   ------------
   TOTAL INCREASE IN NET ASSETS....................   15,996,825    215,023,994
                                                    ------------   ------------
NET ASSETS:
 Beginning of year.................................  428,652,323    213,628,329
                                                    ------------   ------------
 End of year (including accumulated undistributed
  net investment income of $1,437,308 and
  $1,777,930, respectively)........................ $444,649,148   $428,652,323
                                                    ============   ============


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                 YEAR ENDED JUNE 30,                AUGUST 31, 1993*
                         ----------------------------------------       THROUGH
BRINSON CLASS I            1998       1997       1996      1995      JUNE 30, 1994
------------------------------------------------------------------------------------
Net asset value, begin-
 ning of period......... $  12.59   $  11.17   $   9.68  $   9.69       $ 10.00
                         --------   --------   --------  --------       -------
 Income from investment
  operations:
  Net investment income.     0.18       0.18       0.18      0.15          0.10
  Net realized and
   unrealized gain
   (loss)...............     0.30       1.97       2.05     (0.16)        (0.34)
                         --------   --------   --------  --------       -------
    Total income (loss)
     from investment
     operations.........     0.48       2.15       2.23     (0.01)        (0.24)
                         --------   --------   --------  --------       -------
 Less distributions:
  Distributions from in-
   vestment income......    (0.18)     (0.17)     (0.18)      --          (0.07)
  Distributions from net
   realized gain........    (0.74)     (0.56)     (0.56)      --            --
                         --------   --------   --------  --------       -------
    Total distributions.    (0.92)     (0.73)     (0.74)      --          (0.07)
                         --------   --------   --------  --------       -------
Net asset value, end of
 period................. $  12.15   $  12.59   $  11.17  $   9.68       $  9.69
                         ========   ========   ========  ========       =======
Total return (non-
 annualized)............     4.78%     20.27%     23.64%    (0.10)%       (2.45)%
Ratios/Supplemental da-
 ta:
 Net assets, end of pe-
  riod (in 000s)........ $439,329   $420,855   $212,366  $148,319       $71,544
 Ratio of expenses to
  average net assets:
  Before expense reim-
   bursement............     1.00%      1.00%      1.20%     1.23%         1.60%**
  After expense reim-
   bursement............      N/A        N/A       1.00%     1.00%         1.00%**
 Ratio of net investment
  income to average net
  assets:
  Before expense reim-
   bursement............     1.52%      1.83%      1.67%     1.93%         1.28%**
  After expense reim-
   bursement............      N/A        N/A       1.87%     2.16%         1.88%**
 Portfolio turnover
  rate..................       49%        25%        20%       14%           12%
 Average commission rate
  paid per share........ $ 0.0221   $ 0.0245   $ 0.0219       N/A           N/A

 * Commencement of investment operations
** Annualized
N/A = Not applicable


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
18

                    NON-U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout the period presented.

                                                                       YEAR*
                                                                       ENDED
BRINSON CLASS N                                                    JUNE 30, 1998
--------------------------------------------------------------------------------
Net asset value, beginning of year                                    $ 12.59
                                                                      -------
 Income from investment operations:
  Net investment income...........................................       0.16
  Net realized and unrealized gain................................       0.29
                                                                      -------
    Total income from investment operations.......................       0.45
                                                                      -------
 Less distributions:
  Distributions from net investment income........................      (0.16)
  Distributions from net realized gain............................      (0.74)
                                                                      -------
    Total distributions...........................................      (0.90)
                                                                      -------
Net asset value, end of year                                          $ 12.14
                                                                      =======
Total return......................................................       4.51%
Ratios/Supplemental data:
 Net assets, end of year (in 000s)................................    $    11
 Ratio of expenses to average net assets:
  Before expense reimbursement....................................       1.25%
  After expense reimbursement.....................................        N/A
 Ratio of net investment income to average net assets:
  Before expense reimbursement....................................       1.27%
  After expense reimbursement.....................................        N/A
 Portfolio turnover rate..........................................         49%
 Average commission rate paid per share...........................    $0.0221

 * Commencement of Brinson Class N was June 30, 1997.
N/A = Not applicable


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                             YEAR ENDED JUNE
                                                   30,           JULY 31, 1995*
                                             -----------------      THROUGH
SWISSKEY CLASS                                1998      1997     JUNE 30, 1996
-------------------------------------------------------------------------------
Net asset value, beginning of period........ $ 12.49   $ 11.12      $ 10.26
                                             -------   -------      -------
 Income from investment operations:
  Net investment income.....................    0.08      0.11         0.12
  Net realized and unrealized gain..........    0.30      1.93         1.45
                                             -------   -------      -------
    Total income from investment operations.    0.38      2.04         1.57
                                             -------   -------      -------
 Less distributions:
  Distributions from net investment income..   (0.08)    (0.11)       (0.15)
  Distributions from net realized gain......   (0.74)    (0.56)       (0.56)
                                             -------   -------      -------
    Total distributions.....................   (0.82)    (0.67)       (0.71)
                                             -------   -------      -------
Net asset value, end of period.............. $ 12.05   $ 12.49      $ 11.12
                                             =======   =======      =======
Total return (non-annualized)...............    3.90%    19.32%       15.78%
Ratios/Supplemental data:
 Net assets, end of period (in 000s)........ $ 5,310   $ 7,797      $ 1,262
 Ratio of expenses to average net assets:
  Before expense reimbursement..............    1.84%     1.81%        2.04%**
  After expense reimbursement...............     N/A       N/A         1.84%**
 Ratio of net investment income to average
  net assets:
  Before expense reimbursement..............    0.68%     1.02%        0.83%**
  After expense reimbursement...............     N/A       N/A         1.03%**
 Portfolio turnover rate....................      49%       25%          20%
 Average commission rate paid per share..... $0.0221   $0.0245      $0.0219

 * Commencement of SwissKey Class
** Annualized
N/A = Not applicable


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
20

                    NON-U.S. EQUITY FUND -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1.SIGNIFICANT ACCOUNTING POLICIES
The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of eight series: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Fund" and collectively, the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and SwissKey Class. There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The following is a summary of significant accounting policies consistently followed by the Non-U.S. Equity Fund in the preparation of its financial statements.

A.INVESTMENT VALUATION:Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B.FOREIGN CURRENCY TRANSLATION:Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statement of operations.

C.INVESTMENT TRANSACTIONS:Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D.INVESTMENT INCOME:Interest income, which includes amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E.FEDERAL INCOME TAXES:It is the policy of the Fund to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 1998, therefore, no federal income tax provision was required.

F.DISTRIBUTIONS TO SHAREHOLDERS:It is the policy of the Fund to distribute its net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing tax treatments for foreign currency transactions. Differences in dividends per share between the classes are due to distribution expenses.

G.INCOME AND EXPENSE ALLOCATION:All income earned and expenses incurred by the Fund will be borne on a pro rata basis by each of the classes, except that the Brinson Class I will not incur any of the distribution expenses of the Brinson Class N nor the SwissKey Class.
--------------------------------------------------------------------------------

                    NON-U.S. EQUITY FUND -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

H.USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Fund with investment management services. As compensation for these services, the Fund pays the Advisor a monthly fee based on the Fund's average daily net assets. The Advisor has agreed to waive its fees and reimburse the Fund to the extent total annualized expenses exceed a specified percentage of the Fund's average daily net assets. The expense cap is 1.00%, 1.25% and 1.84% of the average daily net assets of the Brinson Class I, Brinson Class N and SwissKey Class, respectively. Investment advisory fees and other transactions with affiliates for the year ended June 30, 1998, were as follows:

                                                             ADVISORY  ADVISORY
                                                               FEE       FEES
                                                             -------- ----------
Non-U.S. Equity Fund........................................  0.80%   $3,475,953

Certain officers of the Fund are also officers of the Advisor. All officers serve without direct compensation from the Fund. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 1998 were $5,840.

3.INVESTMENT TRANSACTIONS
Investment transactions for the year ended June 30, 1998, excluding short-term investments, were as follows:

                                                                      PROCEEDS
                                                        PURCHASES    FROM SALES
                                                       ------------ ------------
Non-U.S. Equity Fund.................................. $196,176,481 $198,897,969

4.FORWARD FOREIGN CURRENCY CONTRACTS
The Fund engages in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon settlement of the contracts. The statement of operations reflects net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts, at and for the year ended June 30, 1998, was the Fund's custodian or an affiliate of the Fund's custodian.

5.FUTURES CONTRACTS
The Fund may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund enters into such contracts to hedge a portion of its portfolio. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. The statement of operations reflects net realized and net unrealized gains and losses on these contracts.
--------------------------------------------------------------------------------
22

                    NON-U.S. EQUITY FUND -- NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

6.SECURITY LENDING
The Fund loaned securities to certain brokers with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in interest income in the statement of operations. The Fund receives securities, which are not reflected in the statement of assets and liabilities, as collateral against the loaned securities. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 105% of the value of non-U.S. securities loaned. The value of loaned securities and related collateral at June 30, 1998 was $34,770,031 and $39,692,153, respectively.

7.DISTRIBUTION PLANS
The Trust has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Brinson Class N and the SwissKey Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the SwissKey Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of daily net assets of the Brinson Class N. Annual fees under the SwissKey Plan, which include a 0.25% service fee, shall not exceed 0.84% of the average daily net assets of the SwissKey Class.

8.LINE OF CREDIT
The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364 day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed are calculated at the Federal Funds rate plus 0.50% per year. The Funds pay a commitment fee of 0.08% per year of the average daily unutilized amount of the line of credit. During the year ended June 30, 1998, the Non-U.S. Equity Fund had total borrowings of $32,600,000 outstanding for 1 day under the agreement.

9.CAPITAL TRANSACTIONS
Capital stock transactions were as follows:

                                      YEAR ENDED              YEAR ENDED
                                     JUNE 30, 1998           JUNE 30, 1997
                                ----------------------- -----------------------
                                  SHARES      VALUE       SHARES      VALUE
                                ---------- ------------ ---------- ------------
Sales:
 Brinson Class I............... 26,268,807 $312,436,986 19,910,853 $225,344,857
 Brinson Class N...............        798        9,817         79        1,000
 SwissKey Class................    387,174    4,592,378    590,377    6,700,036
                                ---------- ------------ ---------- ------------
    Total Sales................ 26,656,779 $317,039,181 20,501,309 $232,045,893
                                ========== ============ ========== ============
Dividend Reinvestment:
 Brinson Class I...............  2,849,536 $ 30,664,100  1,461,013 $ 16,110,105
 Brinson Class N...............         10          117        --           --
 SwissKey Class................     49,433      525,637      8,477       94,649
                                ---------- ------------ ---------- ------------
    Total Dividend Reinvest-
     ment......................  2,898,979 $ 31,189,854  1,469,490 $ 16,204,754
                                ========== ============ ========== ============
Redemptions:
 Brinson Class I............... 26,391,131 $318,236,785  6,945,571 $ 80,838,515
 Brinson Class N...............        --           --         --           --
 SwissKey Class................    620,542    7,391,090     87,985    1,015,708
                                ---------- ------------ ---------- ------------
    Total Redemptions.......... 27,011,673 $325,627,875  7,033,556 $ 81,854,223
                                ========== ============ ========== ============

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
The Board of Trustees and Shareholders
The Brinson Funds--Non-U.S. Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Brinson Funds--Non-U.S. Equity Fund as of June 30, 1998, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds--Non-U.S. Equity Fund at June 30, 1998, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
August 7, 1998
--------------------------------------------------------------------------------
24

                    DISTRIBUTED BY: FUNDS DISTRIBUTOR, INC.
                                60 STATE STREET
                                BOSTON, MA 02109

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the
Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.
--------------------------------------------------------------------------------

[ART]

The Brinson Funds
--------------------------------------------------------------------------------
Chicago . Bahrain . Basel . Frankfurt . Geneva . Hong Kong . London . Melbourne
    New York . Rio de Janiero . Paris . Singapore . Sydney . Tokyo . Zurich

 209 South LaSalle Street . Chicago, Illinois 60604-1295 . Tel: (800) 448-2430

                      STATEMENT OF ADDITIONAL INFORMATION

                               THE BRINSON FUNDS

                 RELATING TO THE ACQUISITION OF THE ASSETS OF
       UBS INTERNATIONAL EQUITY FUND OF UBS PRIVATE INVESTOR FUNDS, INC.


          This Statement of Additional Information relates specifically to the proposed acquisition of substantially all of the assets of the UBS International Equity Fund (the "UBS Fund") of UBS Private Investor Funds, Inc. (the "Corporation") by the Non-U.S. Equity Fund (the "Brinson Fund") of The Brinson Funds (the "Transaction").

          This Statement of Additional Information consists of this Cover Page and the following documents, which are attached and incorporated by reference:

          . The Statement of Additional Information relating to the prospectus of the Brinson Non-U.S. Equity Fund Class I shares of the Brinson Fund, dated September 15, 1998, which includes the audited financial statements for the fiscal year ended June 30, 1998 for the Brinson Fund. Such prospectus is included in the Prospectus/Proxy Statement dated September 15, 1998.

          . The Annual Report to Shareholders of the UBS Fund, containing audited financial statements for the fiscal period ended December 31, 1997, and including the Annual Report to Shareholders of the UBS International Equity Portfolio (the "UBS Portfolio") of UBS Investor Portfolios Trust, containing audited financial statements for the fiscal year ended December 31, 1997.

          . The Semi-Annual Report to Shareholders of the UBS Fund for the period ended June 30, 1998, and including the Semi-Annual Report to Shareholders of the UBS Portfolio for the period ended June 30, 1998.

          This Statement of Additional Information is not a Prospectus; a Prospectus/Proxy Statement dated _____ , 1998, relating to the Transaction may be obtained from the Trust, 209 South LaSalle Street, Chicago, Illinois 60604,
(800) 448-2430. This document should be read in conjunction with such Prospectus/Proxy Statement. The date of this Statement of Additional Information is ______ , 1998.

                               THE BRINSON FUNDS


                            [LOGO OF BRINSON FUNDS]



             GLOBAL FUND                         U.S. EQUITY FUND
          GLOBAL EQUITY FUND          U.S. LARGE CAPITALIZATION EQUITY FUND
           GLOBAL BOND FUND                       U.S. BOND FUND
          U.S. BALANCED FUND                   NON-U.S. EQUITY FUND


                      STATEMENT OF ADDITIONAL INFORMATION

                              September 15, 1998

The Brinson Funds (the "Trust") currently offers eight separate series, each with its own investment objective and policies. The Trust also offers three classes of shares for each series - the Brinson Fund-Class I, the Brinson Fund-Class N and the UBS Investment Funds class. Information concerning the Brinson Fund-Class I of each series is included in a separate Prospectus dated September 15, 1998. Information concerning the Brinson Fund-Class N of each series is included in a separate Prospectus dated September 15, 1998. Information concerning the UBS Investment Funds class of shares of each series is included in a separate Prospectus for the UBS Investment Funds dated September 15, 1998. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the current Prospectuses of the Trust. Much of the information contained herein expands upon subjects discussed in the Prospectuses. No investment in shares should be made without first reading the applicable Prospectus. A copy of each Prospectus may be obtained without charge from the Trust at the addresses and telephone numbers below.

UNDERWRITER:                                                            ADVISOR:

Funds Distributor, Inc.                                   Brinson Partners, Inc.
60 State Street                                         209 South LaSalle Street
Suite 1300                                               Chicago, IL  60604-1295
Boston, MA  02109                       1-800-448-2430 (Brinson Fund-Class I and
1-800-448-2430 (Brinson Fund-Class I                       Brinson Fund-Class N)
and Brinson Fund-Class N)            1-800-794-7753 (UBS Investment Funds class)
1-800-794-7753 (UBS Investment Funds class)

                        TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
THE BRINSON FUNDS..................................................................................    4
INVESTMENT STRATEGIES..............................................................................    4
INVESTMENTS RELATING TO ALL FUNDS..................................................................    4
    Repurchase Agreements..........................................................................    4
    Reverse Repurchase Agreements..................................................................    5
    Borrowing......................................................................................    5
    Loans of Portfolio Securities..................................................................    5
    Swaps..........................................................................................    5
    Futures........................................................................................    6
    Options........................................................................................    7
    Index Options..................................................................................    9
    Special Risks of Options on Indices............................................................    9
    Rule 144A Securities...........................................................................   10
    Other Investments..............................................................................   10
INVESTMENTS RELATING TO THE GLOBAL FUNDS AND THE NON-U.S. EQUITY FUND..............................   10
    Foreign Securities.............................................................................   10
    Forward Foreign Currency Contracts.............................................................   11
    Options on Foreign Currencies..................................................................   11
INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND...   12
     Lower Rated Debt Securities...................................................................   12
     Convertible Securities........................................................................   13
     When-Issued Securities........................................................................   13
     Mortgage-Backed Securities and Mortgage Pass-Through Securities...............................   13
     Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage
          Investment Conduits ("REMICs")...........................................................   15
     Other Mortgage-Backed Securities..............................................................   16
     Asset-Backed Securities.......................................................................   16
     Zero Coupon and Delayed Interest Securities...................................................   17
INVESTMENTS RELATING TO THE GLOBAL FUND............................................................   18
     Emerging Markets Investments..................................................................   18
     Risks of Investing in Emerging Markets........................................................   19
     Investments in Affiliated Investment Companies................................................   20
INVESTMENT RESTRICTIONS............................................................................   21
MANAGEMENT OF THE TRUST............................................................................   23
     Trustees and Officers.........................................................................   23
     Compensation Table............................................................................   24
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................................   25
INVESTMENT ADVISORY AND OTHER SERVICES.............................................................   28
    Advisor........................................................................................   28
    Administrator..................................................................................   30
    Underwriter....................................................................................   32
    Distribution Plan..............................................................................   33
    Code of Ethics.................................................................................   33
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS...................................................   34
    Portfolio Turnover.............................................................................   35
SHARES OF BENEFICIAL INTEREST......................................................................   35
PURCHASES..........................................................................................   36
    Exchanges of Shares............................................................................   36
    Net Asset Value................................................................................   36
REDEMPTIONS........................................................................................   37
    Taxation.......................................................................................   38

PERFORMANCE CALCULATIONS.....................................................................  41
   Total Return..............................................................................  41
   Yield.....................................................................................  43
FINANCIAL STATEMENTS.........................................................................  43
CORPORATE DEBT RATINGS --- APPENDIX A........................................................  44

THE BRINSON FUNDS


The Brinson Funds (the "Trust"), 209 South LaSalle Street, Chicago, Illinois 60604-1295, is an open-end management investment company which currently offers shares of eight series representing separate portfolios of investments: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (collectively referred to as the "Series" or the "Funds," or individually as a "Series" or a "Fund"). The Global Fund, Global Equity Fund and Global Bond Fund are referred to herein collectively as the "Global Funds" or individually as the "Global Fund" and the U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Fund and U.S. Bond Fund are referred to herein as the "U.S. Funds." The Trust currently offers three classes of shares for each Series: the Brinson Fund-Class I, Brinson Fund-Class N and UBS Investment Funds class of shares. The Brinson Fund-Class I shares of each Series, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Brinson Fund-Class N shares, which are available exclusively to 401(k) participants, have no sales charges, but are subject to annual 12b-1 plan expenses of 0.25% of average daily net assets of the respective Series. The UBS Investment Funds class of shares of each Series have no sales charges, but are subject to annual 12b-1 expenses of up to a maximum of 0.90% of average daily net assets of the respective Series.

INVESTMENT STRATEGIES

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Prospectuses of the Funds. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.

INVESTMENTS RELATING TO ALL FUNDS

The following discussion applies to all Series.

REPURCHASE AGREEMENTS
---------------------

When a Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Series may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Series, would exceed 15% of the value of the net assets of the Series.

In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, a Series may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to a Series would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although a Series would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of a Series to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Series will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

REVERSE REPURCHASE AGREEMENTS
-----------------------------

Reverse repurchase agreements involve sales of portfolio securities of a Series to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Series to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Series retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Series will direct its custodian bank to place cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Series in an amount equal to the repurchase price. Any assets held in any segregated accounts maintained by a Series with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this Statement of Additional Information as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the U.S. Securities and Exchange Commission (the "SEC").

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the same investment limitations.

BORROWING
---------

The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Series will not borrow money in excess of 33 1/3% of the value of its total assets. A Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Series shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 10% of its net assets, or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "Act"), except for notes to banks and reverse repurchase agreements. Investment securities will not be purchased while a Series has an outstanding borrowing that exceeds 5% of a Series' net assets.

LOANS OF PORTFOLIO SECURITIES
-----------------------------

The Series may lend portfolio securities to qualified broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Series may call the loan at any time and receive the securities loaned; (3) a Series will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund, respectively.

Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Series will only enter into portfolio loans after a review of all pertinent factors by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor") under the supervision of the Board of Trustees, including the creditworthiness of the borrower. Creditworthiness will be monitored on an ongoing basis by the Advisor.

SWAPS
-----

The Series (except for the Global Equity Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and Non-U.S. Equity Fund) may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. The Series expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Brinson Partners is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Thus, if the other party to a swap defaults, a Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract.

FUTURES
-------

The Series may enter into contracts for the purchase or sale for future delivery of securities. The Global Funds and the Non-U.S. Equity Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Series incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Series may enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Series' assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of a Series' assets.

When a Series enters into a futures transaction, it must deliver to the futures commission merchant selected by a Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

The Series will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Series except the Global Bond Fund and U.S. Bond Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

The Series may enter into futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.

To the extent that market prices move in an unexpected direction, a Series may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Series may be required to sell securities at a time when it may be disadvantageous to do so.

OPTIONS
-------

The Series may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes.

The U.S. Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter and the Global Funds and the Non-U.S. Equity Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Series' ability to effectively hedge its securities. The Series have been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Series will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

PURCHASING CALL OPTIONS - The Series may purchase call options on securities to the extent that premiums paid by a Series do not aggregate more than 20% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series, in which event the Series would realize a capital loss which will be short-term unless the option was held for more than one year.

COVERED CALL WRITING - A Series may write covered call options from time to time on such portions of its portfolio, without limit, as Brinson Partners determines is appropriate in seeking to achieve the Series' investment objective. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Series, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Series to write another call option on the underlying security with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Series will write call options only on a covered basis, which means that a Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

PURCHASING PUT OPTIONS - The Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Series' total assets. A Series will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Series will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS - The Series may also write put options on a secured basis which means that a Series will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where Brinson Partners wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event, a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Series may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Series may not, however, effect such a closing transaction after it has been notified of the exercise of the option.


INDEX OPTIONS

The Series may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Series is an equity or bond series and sell such options in closing sale transactions for hedging purposes. A Series may purchase call options on broad market indices to temporarily achieve market exposure when the Series is not fully invested. A Series may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

In addition, the Series may purchase put options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Series may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Series from a decline in value of heavily weighted industries in the Series' portfolio. Put options on stock and fixed income indices may also be used to protect a Series' investments in the case of a major redemption.

The Series may also write (sell) put and call options on stock and fixed income indices. While the option is open, a Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets.

SPECIAL RISKS OF OPTIONS ON INDICES
-----------------------------------

The Series' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Series will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Series of options on indices is subject to Brinson Partners' ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Series would not be able to close out options which it had purchased and the Series may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RULE 144A SECURITIES
--------------------


The Series may invest in securities that are exempt under Rule 144A from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"). Those securities purchased under Rule 144A are traded among qualified institutional investors.

The Board of Trustees of the Trust has instructed Brinson Partners to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board of Trustees and Brinson Partners will continue to monitor the liquidity of that security to ensure that each Series has no more than 15% of its total assets in illiquid securities.


The Series will limit investments in securities of issuers which the Series are restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Series' total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant a policy and procedures adopted by the Trust's Board of Trustees which includes continuing oversight by the Board of Trustees.

If Brinson Partners determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, Brinson Partners will determine what action shall be taken to ensure that the Series continue to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

OTHER INVESTMENTS
-----------------

The Board of Trustees may, in the future, authorize a Series to invest in securities other than those listed in this Statement of Additional Information and in the Prospectuses, provided such investment would be consistent with that Series' investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Series.

INVESTMENTS RELATING TO THE GLOBAL FUNDS AND THE NON-U.S. EQUITY FUND

The following discussion of strategies, techniques and policies applies only to the Global Fund, Global Equity Fund, Global Bond Fund and the Non-U.S. Equity Fund.

FOREIGN SECURITIES
------------------

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Series' Prospectuses, which are not typically associated with investing in U.S. issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the Global Funds) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Series. Payment of an interest equalization tax, if imposed, would reduce the Series' rates of return on investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by U.S. corporations. The Series' ability to "pass through" the foreign taxes paid for tax credit or deduction purposes will be determined by the composition of the Series' portfolios. More than 50% of a Series must be invested in stock or securities of foreign corporations for "pass through" to be possible in the first instance. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in the Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract and similar financial instruments other than any "regulated futures contract" or "non-equity option" which would be marked-to-market under the rules of Section 1256 of the Code if held at the end of the tax year. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to these special currency rules. If subject, they are or would be treated as sold for their fair market value at year-end under the marked-to-market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally a taxable gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Series may make or enter into will be subject to the special currency rules described above.

FORWARD FOREIGN CURRENCY CONTRACTS
----------------------------------

The Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Series will account for forward contracts by marking-to-market each day at current forward contract values.

A Series will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Series enters into a forward contract to sell an amount of foreign currency, the Series' custodian or sub-custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

OPTIONS ON FOREIGN CURRENCIES
-----------------------------

The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Series' exposure to changes in currency exchange rates. The Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

The Series may write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND

The following discussion applies to the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund.

LOWER RATED DEBT SECURITIES
----------------------------

Fixed income securities rated lower than Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Ratings Group are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile.

Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this Statement of Additional Information.

CONVERTIBLE SECURITIES
----------------------

The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

WHEN-ISSUED SECURITIES
----------------------

The Series may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Series will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Series makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that a Series' net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Series will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES
---------------------------------------------------------------

The Series may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Series may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Series shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right of mortgagors may limit the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right will tend to limit to some degree the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

For federal tax purposes other than diversification under Subchapter M, mortgage backed securities are not considered to be separate securities but rather "grantor trusts" conveying to the holder an individual interest in each of the mortgages constituting the pool.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Series receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Series may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly-owned U. S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Series shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT
--------------------------------------------------------------------------------
CONDUITS ("REMICS")
-------------------

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series
Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Most if not all newly-issued debt securities backed by pools of real estate mortgages will be issued as regular and residual interests in REMICs because, as of January 1, 1992, new CMOs which do not make REMIC elections will be treated as "taxable mortgage pools," a wholly undesirable tax result. Under certain transition rules, CMOs in existence on December 31, 1991 are unaffected by this change. The Series will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

OTHER MORTGAGE-BACKED SECURITIES
--------------------------------

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Series' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Advisor will not purchase any such other mortgage-backed securities until the Series' Prospectuses and this Statement of Additional Information have been supplemented.

ASSET-BACKED SECURITIES
-----------------------

The Series may invest a portion of its assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Series pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ZERO COUPON AND DELAYED INTEREST SECURITIES
-------------------------------------------

The Series may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. The Series will be required to distribute such income to shareholders to comply with Subchapter M of the Code and avoid excise taxes, even though the Series have not received any cash from the issue.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Series understand that the staff of the SEC no longer considers such privately stripped obligations to be U.S. government securities, as defined in the Act; therefore, the Series intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Series is "diversified," or for any other purpose, under the Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

INVESTMENTS RELATING TO THE GLOBAL FUND

EMERGING MARKETS INVESTMENTS (Global Fund only).
----------------------------

The Series may invest up to 10% of its assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets. The Series may invest in equity securities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The Series also may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. The Series also may invest in debt securities of corporate issuers in developing countries.

The Series' investments in emerging market government and government-related securities may consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

The Series' investments in the fixed income securities of emerging market issuers may include investments in Brady Bonds, Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), and certain non-publicly traded securities.

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Structured Securities are issued by entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments.

The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

When a Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Series also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Series' investments in emerging market securities will at all times be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

RISKS OF INVESTING IN EMERGING MARKETS
--------------------------------------

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Series expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
----------------------------------------------

The Series may invest in securities issued by other registered investment companies advised by Brinson Partners pursuant to exemptive relief granted by the SEC. Currently, the Global Fund is the only Series of the Trust that intends to invest in portfolios of Brinson Relationship Funds, another investment company which is advised by Brinson Partners, and only to the extent consistent with the Advisor's investment process of allocating assets to specific asset classes. The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent that the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes referred to below than by investing directly in individual securities.

To gain exposure to equity and fixed income securities of issuers located in emerging market countries, the Global Fund may invest that portion of its assets allocated to emerging markets investments in the Brinson Emerging Markets Equity Fund portfolio and the Brinson Emerging Markets Debt Fund portfolio of Brinson Relationship Funds. The investment objective of the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the total assets of the Brinson Emerging Markets Equity Fund is invested in the equity securities of issuers in emerging markets or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. At least 65% of the total assets of the Brinson Emerging Markets Debt Fund is invested in the debt securities issued by governments, government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities the return on which is derived primarily from other emerging markets instruments. The Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund are permitted to invest in the same types of securities as the Global Fund may invest in directly.

In lieu of investing directly in certain high yield, higher risk securities, the Global Fund may invest a portion of its assets in the Brinson High Yield Fund portfolio (the "High Yield Fund") of Brinson Relationship Funds. The investment objective of the High Yield Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The High Yield Fund maintains a high yield portfolio and as such, at least 65% of its assets are invested in high yield securities. The Global Fund currently intends to limit its investment in non-investment grade debt securities to no more than 5% of its net assets. Any investment in the High Yield Fund will be considered within this limitation.

In lieu of investing directly in equity securities issued by companies with relatively small overall market capitalizations, the Global Fund may invest a portion of its assets in the Brinson Post-Venture Fund portfolio (the "Post-Venture Fund") of Brinson Relationship Funds. The investment objective of the Post-Venture Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The Post-Venture Fund invests primarily in publicly- traded companies representing the lower 5% of the Wilshire 5000 Index, and, as such, at least 65% of its assets are invested in small capitalization equity securities.

Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks. Pursuant to undertakings with the SEC, the Global Fund will not be subject to the imposition of double management or administration fees with respect to its investments in Brinson Relationship Funds.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Series, without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Series. Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Series' total assets will not be considered a violation.

Except as set forth under "Investment Objectives and Policies" and "Investment Considerations and Risks" in each Prospectus, or "Investment Strategies" in this Statement of Additional Information, each Series may not:

      (i) As to 75% of the total assets of each Series, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of a Series would be invested in securities of such issuer (this does not apply to the Global Bond Fund or the U.S. Large Capitalization Equity Fund);

     (ii) Invest in real estate or interests in real estate (this will not prevent a Series from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

     (iii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, each Series may engage in forward foreign currency contracts for hedging and non-hedging purposes;

     (iv) Make investments in securities for the purpose of exercising control over or management of the issuer;

     (v) Purchase the securities of any one issuer if, immediately after such purchase, a Series would own more than 10% of the outstanding voting securities of such issuer;

     (vi) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Series for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

     (vii) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

     (viii) Borrow money in excess of 33 1/3% of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions or issue senior securities. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. A Series will not purchase securities when borrowings exceed 5% of that Series' total assets;

     (ix) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of a Series' investments in such industry would exceed 25% of the value of the total assets of the Series across several countries;


     (x) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Series may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

     (xi)   Invest in securities of any open-end investment company, except that
            (i) a Series may purchase securities of money market mutual funds,
            (ii) the Global Fund and Global Equity Fund may each invest in the securities of closed-end investment companies at customary brokerage commission rates in accordance with the limitations imposed by the Act and the rules thereunder, and (iii) in accordance with any exemptive order obtained from the SEC which permits investment by a Series in other Series or other investment companies or series thereof advised by the Advisor. In addition, each Series may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange;

     (xii) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in a Series' Prospectus; and

     (xiii) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.


                            MANAGEMENT OF THE TRUST

                             TRUSTEES AND OFFICERS

                                POSITION
                                  WITH
NAME AND ADDRESS         AGE   THE TRUST     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------         ---   ---------     -------------------------------------------
Walter E. Auch            77  Trustee        Retired; formerly Chairman and CEO of Chicago Board of
6001 N. 62nd Place                           Options Exchange (1979-1986); Trustee of the Trust since
Paradise Valley, AZ                          May, 1994; Trustee, Brinson Relationship Funds since
85253                                        December, 1994; Director, Thomsen Asset Management
                                             Corp. since 1987; Director, Fort Dearborn Income
                                             Securities, Inc. 1987 to 1995; Director, Geotek Industries,
                                             Inc. since 1989; Director, Smith Barney VIP Fund since
                                             1991; Director, SB Advisers since 1992; Director, SB
                                             Trak since 1992; Director, Banyan Realty Trust since 1987;
                                             Director, Banyan Land Fund II since 1988; Director,
                                             Banyan Mortgage Investment Fund since 1989; and
                                             Director, Express America Holdings Corp. since 1992, and
                                             Nicholas/Applegate, Legend Properties, Inc.

Frank K. Reilly           62  Chairman and   Professor, University of Notre Dame since 1982; Trustee
College of Business           Trustee        of the Trust since December, 1993; Trustee, Brinson
Administration                               Relationship Funds since September, 1994; Director of The
University of                                Brinson Funds, Inc. 1992-1993; Trustee, Brinson Trust
Notre Dame                                   Company, 1992-July, 1993; Director, Fort Dearborn
Notre Dame, IN  46556-0399                   Income Securities, Inc. since 1993; Director, First Interstate
                                             Bank of Wisconsin from January, 1989 through March,
                                             1990; Director, Greenwood Trust Company since 1993; and
                                             Director, Dean Witter Trust, FSB, since 1996.

Edward M. Roob            63  Trustee        Retired; prior thereto, Senior Vice President, Daiwa
841 Woodbine Lane                            Securities America Inc. (1986-1993); Trustee of the Trust
Northbrook, IL  60002                        since January, 1995; Trustee, Brinson Relationship Funds
                                             since January 1995; Director, Fort Dearborn Income
                                             Securities, Inc. since 1993; Director, Brinson Trust
                                             Company since 1993; Committee Member, Chicago Stock
                                             Exchange since 1993; Member of Board of Governors,
                                             Midwest Stock Exchange (1987-1991).


                                OTHER OFFICERS

                            POSITION
                            WITH THE    OFFICER
NAME                   AGE    TRUST      SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----                   ---  --------    -------   -----------------------------------------------------
E. Thomas McFarlan      54  President      1992   Managing Director, Brinson Partners, Inc. since 1991; Treasurer and Principal
                                                  Accounting Officer, The Brinson Funds 1995-1997; President and Director of The
                                                  Brinson Funds, Inc. 1992-1993; Trustee, Brinson Trust Company since 1991; prior thereto, Executive Vice President of Washington Mutual Savings Bank.

Thomas J. Digenan       34  Vice           1993   Director, Brinson Partners, Inc. since 1993; Assistant Treasurer, The Brinson
                            President             Funds 1995-1997; Assistant Secretary, The Brinson Funds, 1993-1995; Assistant
                                                  Secretary, The Brinson Funds, Inc. 1993; prior thereto, Senior Manager, KPMG Peat
                                                  Marwick.

Debra L. Nichols        32  Vice           1992   Director, Brinson Partners, Inc. since 1995; Associate, Brinson Partners, Inc.
                            President             from 1991 to 1995; Vice President, The Brinson Funds since 1997; Secretary, The
                                                  Brinson Funds 1997; Assistant Secretary, The Brinson Funds 1993-1997; Assistant
                                                  Secretary, The Brinson Funds, Inc. 1992-1993; prior thereto, private investor.

Carolyn  M. Burke       31  Secretary,     1995   Director, Brinson Partners, Inc., since January 1997; Associate, Brinson Partners,
                            Treasurer             Inc. from 1995 to 1997; Secretary, Treasurer and Principal Accounting Officer,
                            and Principal         The Brinson Funds since 1997; Assistant Secretary, The Brinson Funds 1995-1997;
                            Accounting            prior thereto, Financial Analyst, Van Kampen American Capital Investment Advisory
                            Officer               Corp. 1992-1995; Senior Accountant, KPMG Peat Marwick 1989-1992.

Catherine E. Macrae     41  Assistant      1995   Associate Director, Brinson Partners, Inc. since January 1996; Associate,
                            Secretary             Brinson Partners, Inc., from 1992 to 1996; prior thereto, Economic Analyst,
                                                  Chicago Mercantile Exchange.

                               COMPENSATION TABLE

                             TRUSTEES AND OFFICERS

                                        AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM
                                      FROM TRUST FOR FISCAL YEAR    TRUST AND FUND COMPLEX
NAME AND POSITION HELD                    ENDED JUNE 30, 1998         PAID TO TRUSTEES/1/
----------------------                --------------------------    -----------------------
Walter E. Auch, Trustee               $12,300                       $24,900
6001 N. 62nd Place
Paradise Valley, AZ 85253

Frank K. Reilly, Trustee              $14,400                       $42,450
College of Business Administration
University of Notre Dame
Notre Dame, IN  46556-0399

Edward M. Roob, Trustee               $14,400                       $42,450
841 Woodbine Lane
Northbrook, IL  60002

/1/ This amount represents the aggregate amount of compensation paid to the Trustees for (a) service on the Board of Trustees for the Trust's most recently completed fiscal year; and (b) service on the Board of Directors of two other investment companies managed by Brinson Partners for the calendar year ending June 30, 1998.

No officer or Trustee of the Trust who is also an officer or employee of Brinson Partners receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with Brinson Partners a fee of $6,000 per year, plus $300 per Series per meeting, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

The Board of Trustees has an Audit Committee which has the responsibility, among other things, to (i) recommend the selection of the Trust's independent auditors, (ii) review and approve the scope of the independent auditors' audit activity, (iii) review the audited financial statements, and (iv) review with such independent auditors the adequacy of the Series' basic accounting system and the effectiveness of the Series' internal controls. The Audit Committee met once during the fiscal year ended June 30, 1998. There is no separate nominating or investment committee. Items pertaining to these committees are submitted to the full Board of Trustees.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of August 18, 1998, the officers and Trustees as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

As of August 18, 1998, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Brinson Fund-Class I, Brinson Fund-Class N, UBS Investment Funds class of shares or the Series, as applicable:

GLOBAL FUND


                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------
BRINSON FUND-CLASS I
--------------------

 First Alabama Bank                              11.57%              11.02%
 Mobile, AL

 Suntrust Bank                                    7.68%               7.32%
 Atlanta, GA


 American Express                                 6.36%               6.06%
 Minneapolis, MN

BRINSON FUND-CLASS N
--------------------

 Emjayco                                         88.76%*               N/A
 Milwaukee, WI

 Merrill Lynch Trust Co.                         10.66%                N/A
 Somerset, NJ

UBS INVESTMENT FUNDS CLASS
--------------------------

 UBS AG                                          74.50%*               N/A
 New York, NY


GLOBAL EQUITY FUND

                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------

BRINSON FUND-CLASS I
---------------------
 Wachovia Bank NA
 Winston Salem, NC                               42.06%*              12.51%

 Charles Schwab & Co. Inc.                       18.39%                5.47%
 San Francisco, CA

 Wilmington Trust Co.                             6.29%                N/A
 Wilmington, DE

 National Financial Services Corp.                5.31%                N/A
 New York, NY

BRINSON FUND-CLASS N
--------------------

 Brinson Partners, Inc.                            100%*               N/A
 Chicago, IL

UBS INVESTMENT FUNDS CLASS
--------------------------

 UBS                                             38.10%*              26.77%+
 New York, NY

 UBS SA                                          22.83%               16.04%
 Zurich, Switzerland

 UBS SA                                          11.67%                8.20%
 Zurich, Switzerland

GLOBAL BOND FUND

BRINSON FUND-CLASS I
---------------------

 Wilmington Trust Co.                            27.78%*              26.83%+
 Wilmington, DE

 Baptist Health Systems, Inc.                    16.93%               16.35%
 Birmingham, AL

 Charles Schwab & Co.                            14.38%               13.89%
 San Francisco, CA

 Wilmington Trust Co. Trustee                    11.40%               11.01%
 Wilmington, DE

 Munson Williams Proctor Institute               11.11%               10.73%
 Utica, NY

BRINSON FUND-CLASS N
--------------------

 Emjayco                                         89.38%*               N/A
 Milwaukee, WI

 Brinson Partners, Inc.                          10.62%                N/A
 Chicago, IL

UBS INVESTMENT FUNDS CLASS
--------------------------

 UBS                                             58.54%*               N/A
 New York, NY

 UBS                                             13.98%                N/A
 New York, NY

 UBS SA                                           7.47%                N/A
 Zurich Switzerland

U.S. BALANCED FUND

BRINSON FUND-CLASS I
--------------------

 MAC & Co.                                       46.94%*              45.87%+
 Pittsburgh, PA

 Wachovia Bank of NA                             18.09%               17.68%
 Winston Salem, NC

 Mitra & Co.                                     17.19%               16.80%
 Milwaukee, WI

 American Express                                 8.98%                8.77%
 Minneapolis, MN

 Lasalle National Bank                            5.86%                5.72%
 Chicago, IL

BRINSON FUND-CLASS N
--------------------

 Brinson Partners, Inc.                            100%*               N/A
 Chicago, IL

UBS INVESTMENT FUNDS CLASS
--------------------------

 UBS                                             60.13%*               N/A
 New York, NY

 UBS SA                                          15.39%                N/A
 Zurich, Switzerland

                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------

UBS INVESTMENT FUNDS CLASS (CON'T)
--------------------------
 UBS SA                                          15.17%                N/A
 Zurich, Switzerland

U.S. EQUITY FUND

BRINSON FUND-CLASS I
--------------------

 Wachovia Bank Trust NA                          14.89%              13.25%
 Winston Salem, NC

 Charles Schwab & Co. Inc.                       11.69%              10.40%
 San Francisco, CA

 The Northern Trust Company Trustee               5.26%                N/A
 Chicago, IL

BRINSON FUND-CLASS N
--------------------

 Merrill Lynch Trust Co.                         78.96%*               N/A
 Somerset, NJ

 Emjayco                                         20.17%                N/A
 Milwaukee, WI

 Cowen Co.                                        7.73%                N/A
 New York, NY


UBS INVESTMENT FUNDS CLASS
--------------------------

 UBS SA                                          55.74%*              6.04%
 Zurich, Switzerland

 UBS SA                                          34.41%*               N/A
 Zurich, Switzerland

 UBS                                              8.52%                N/A
 New York, NY

U.S. LARGE CAPITALIZATION EQUITY FUND

BRINSON FUND-CLASS I
--------------------

 Norwest MN                                      58.12%*               N/A
 Minneapolis, MN

 Jay M. and Rebekah A. Enoch                     21.27%                N/A
 Moraga, CA

 National Financial Svcs Corp                    10.60%                N/A
 New York, NY

 Donaldson Lufkin & Jenrette                      8.23%                N/A
 Jersey City, NJ

BRINSON FUND-CLASS N
--------------------

 National Financial Services Corp.               99.99%*             97.50%+
 New York, NY

UBS INVESTMENT FUNDS CLASS
--------------------------

 Thomas J. Digenan                                 100%*               N/A
 Chicago, IL.

 U.S. BOND FUND

BRINSON FUND-CLASS I
--------------------

 Wachovia Bank NA                                26.87%*             25.21%+
 Winston Salem, NC

 Charles Schwab & Co. Inc.                       18.07%              16.96%
 San Francisco, CA

 Lafayette College Endowment                     16.17%              15.17%
 Easton, PA

 Firstcinco Rein                                 11.71%              10.99%
 Cincinnati, OH

 Lafayette College Endowment                      7.29%               6.84%
 Easton, PA

 Resources Trust Company                          6.06%               5.68%
 Englewood, CO

 Sealaska Corporation                             5.58%               5.23%
 Juneau, AK

BRINSON FUND-CLASS N
--------------------
 Brinson Partners, Inc.                            100%*               N/A
 Chicago, IL


                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------
 UBS INVESTMENT FUNDS CLASS
 --------------------------
 UBS SA                                          29.66%*               N/A
 Zurich, Switzerland

 UBS SA                                          22.20%                N/A
 Zurich, Switzerland

 ICM Investments LTD                             15.44%                N/A
 Newport Beach, CA

 UBS                                             12.30%                N/A
 New York, NY

 UBS                                              8.12%                N/A
 New York, NY

 NON-U.S. EQUITY FUND

 BRINSON FUND-CLASS I
 --------------------
 Northern Trust Company                          25.76%*               25.46%+
 Chicago, IL

 Charles Schwab & Co. Inc.                        5.69%                5.62%
 San Francisco, CA

 Key Trust Company                                5.28%                5.22%
 Cleveland, OH



 BRINSON FUND-CLASS N
 --------------------

 Emjayco                                         90.53%*                N/A
 Milwaukee, WI

 Brinson Partners Inc                             9.47%                 N/A
 Chicago, IL

 UBS INVESTMENT FUNDS CLASS
 --------------------------
 UBS                                             39.38%*                N/A
 New York, NY

 UBS SA                                          36.93%*                N/A
 Zurich, Switzerland

 UBS SA                                          12.95%                 N/A
 Zurich, Switzerland


* Person deemed to control the class within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that class.

+ Person deemed to control the Series within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that Series.



INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR
-------
Brinson Partners, a Delaware corporation, is an investment management firm, managing as of June 30, 1998, over $286 billion, primarily for institutional pension and profit sharing funds. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First

Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

Brinson Partners also serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. - International Growth Portfolio; Enterprise Accumulation Trust - the International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International
Trust - International Equity Portfolio; John Hancock Variable Annuity Series Trust I -International Balanced Portfolio; Managed Accounts Services Portfolio Trust -Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

Pursuant to its investment advisory agreements (the "Agreements") with the Trust, on behalf of each Series, Brinson Partners receives from each Series a monthly fee at an annual rate (as described in each Series' Prospectus and below) multiplied by the average daily net assets of that Series for providing investment advisory services. Brinson Partners is responsible for paying its expenses. Under the Agreements, each Series pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with Brinson Partners; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrative and transfer agent and any related services; (10) expenses of obtaining quotations of the Series' portfolio securities and of pricing the Series' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and
(13) fees and expenses of membership in industry organizations.


Under the Agreements, the Advisor is entitled to a monthly fee of the respective Series' average daily net assets as follows: annual rates of 0.80% for the Global Fund, Global Equity Fund and Non-U.S. Equity Fund; 0.75% for the Global Bond Fund; 0.70% for the U.S. Balanced Fund, U.S. Equity Fund and U.S. Large Capitalization Equity Fund; and 0.50% for the U.S. Bond Fund. The Advisor has agreed irrevocably to waive its fees and reimburse expenses to the extent that total operating expenses exceed the following rates of the respective Series' average daily net assets as follows, without regard to 12b-1 Plan expenses for the UBS Investment Funds class of shares or the Brinson - Class N of each
Series: 1.10% for the Global Fund; 1.00% for the Global Equity Fund and Non-U.S. Equity Fund; 0.90% for the Global Bond Fund; 0.80% for the U.S. Balanced Fund, the U.S. Equity Fund and the U.S. Large Capitalization Equity Fund; and 0.60% for the U.S. Bond Fund.

Advisory fees accrued to Brinson Partners were as follows:

A.  FISCAL YEAR ENDED JUNE 30, 1996
-------------------------------------------------------------------------------------------
       SERIES*          GROSS ADVISORY FEES    NET ADVISORY FEES PAID    FUND EXPENSES PAID
                         EARNED BY ADVISOR        AFTER FEE WAIVER           BY ADVISOR
-------------------------------------------------------------------------------------------
GLOBAL FUND                 $3,415,057               $3,415,057               $   0.00
-------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $  390,824               $   12,198               $378,626
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND            $  310,066               $      158               $309,908
-------------------------------------------------------------------------------------------
U.S. BALANCED FUND          $1,465,283               $1,015,531               $449,752
-------------------------------------------------------------------------------------------
U.S. EQUITY FUND            $  638,063               $  326,322               $311,741
-------------------------------------------------------------------------------------------
U.S. BOND FUND              $   37,868               $     0.00               $230,216
-------------------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $1,403,109               $1,050,199               $352,910
-------------------------------------------------------------------------------------------


B. FISCAL YEAR ENDED JUNE 30, 1997

-------------------------------------------------------------------------------------------
       SERIES*          GROSS ADVISORY FEES    NET ADVISORY FEES PAID    FUND EXPENSES PAID
                         EARNED BY ADVISOR        AFTER FEE WAIVER           BY ADVISOR
-------------------------------------------------------------------------------------------
GLOBAL FUND                 $4,294,925               $4,294,925               $   0.00
-------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $  641,075               $  445,564               $195,511
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND            $  344,152               $  149,228               $194,924
-------------------------------------------------------------------------------------------
U.S. BALANCED FUND          $1,775,454               $1,559,981               $215,473
-------------------------------------------------------------------------------------------
U.S. EQUITY FUND            $1,423,666               $1,234,361               $189,305
-------------------------------------------------------------------------------------------
U.S. BOND FUND              $   67,835               $     0.00               $142,178
-------------------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $2,420,667               $2,420,667               $   0.00
-------------------------------------------------------------------------------------------

* The U.S. Large Capitalization Equity Fund had not commenced operations as of the time periods indicated.


C.    FISCAL YEAR ENDED JUNE 30, 1998
-------------------------------------------------------------------------------------------
       SERIES           GROSS ADVISORY FEES    NET ADVISORY FEES PAID    FUND EXPENSES PAID
                         EARNED BY ADVISOR        AFTER FEE WAIVER           BY ADVISOR
-------------------------------------------------------------------------------------------
GLOBAL FUND                 $5,378,141               $5,378,141               $  0.00
-------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $  719,439               $  697,541               $21,898
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND            $  500,982               $  457,480               $43,502
-------------------------------------------------------------------------------------------
U.S. BALANCED FUND          $1,674,661               $1,655,564               $19,097
-------------------------------------------------------------------------------------------
U.S. EQUITY FUND            $3,792,120               $3,792,120               $  0.00
-------------------------------------------------------------------------------------------
U.S. LARGE CAPITALIZATION
 EQUITY FUND                $   21,230               $     0.00               $23,989
-------------------------------------------------------------------------------------------
U.S. BOND FUND              $  142,474               $   74,626               $67,848
-------------------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $3,475,953               $3,475,953               $  0.00
-------------------------------------------------------------------------------------------

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurances, etc.) will be allocated among the Series in proportion to their relative net assets. Expenses which relate exclusively to a particular Series, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Series.

ADMINISTRATOR
-------------

Administrative, Accounting, Transfer Agency and Custodian Services

Effective May 10, 1997, the Trust, on behalf of each Fund, entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 ("MSTC"), pursuant to which MSTC is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Funds, including the coordination and monitoring of any third party service providers.

Custody Services. MSTC provides custodian services for the securities and cash of the Fund. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period and out-of-pocket expenses.

As authorized under the Services Agreement, MSTC has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Fund. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

Pursuant to the CGFSC Agreement, CGFSC provides:

(1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

(2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

(3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430 (for the Brinson Fund-Class N and Brinson Fund-Class I) or 1-800-794-7753 (for the UBS Investment Funds).

Also as authorized under the Services Agreement, MSTC has entered into a sub-administration agreement (the "FDI Agreement") with Funds Distributor, Inc. ("FDI") under which FDI provides administrative assistance to the Funds with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of each Fund's day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records. FDI's business address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

Pursuant to the CGFSC Agreement and the FDI Agreement, MSTC pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to MSTC in fulfilling MSTC's obligations under the Services Agreement.

For the fiscal years ended June 30, 1997 and June 30, 1998, aggregate fees paid to MSTC for administration, accounting, portfolio valuation and transfer agency services under the Services Agreement were as follows:

                                              MAY 10, 1997
                                             THROUGH FISCAL      FISCAL YEAR ENDED
SERIES                                   YEAR END JUNE 30, 1997    JUNE 30, 1998
------                                   ----------------------  -----------------
GLOBAL FUND                                     $69,572              $464,398
GLOBAL EQUITY FUND                              $ 7,799              $  9,809
GLOBAL BOND FUND                                $ 3,707              $   0.00
U.S. BALANCED FUND                              $10,324              $ 79,503
U S.EQUITY FUND                                 $12,495              $247,167
U.S. LARGE CAPITALIZATION EQUITY FUND           $  0.00              $   0.00
U.S. BOND FUND                                  $  0.00              $   0.00
NON-U.S. EQUITY FUND                            $17,159              $305,643

Until May 9, 1997, FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903 ("FPS"), provided certain administrative services to the Trust pursuant to an administration agreement (the "Administration Agreement").

As compensation for services performed under the Administration Agreement, FPS received a fee payable monthly at an annual rate multiplied by the average daily net assets of the Trust.

Administration fees paid to FPS were as follows:

---------------------------------------------------------------
        SERIES*          FISCAL YEAR ENDED     JULY 1 1996
                           JUNE 30, 1996    THROUGH MAY 9, 1997
---------------------------------------------------------------
GLOBAL FUND                  $293,601            $271,364
---------------------------------------------------------------
GLOBAL EQUITY FUND           $ 32,468            $ 38,047
---------------------------------------------------------------
GLOBAL BOND FUND             $ 29,216            $ 25,412
---------------------------------------------------------------
U.S. BALANCED FUND           $140,841            $121,580
---------------------------------------------------------------
U.S. EQUITY FUND             $ 58,286            $ 76,534
---------------------------------------------------------------
U.S. BOND FUND               $ 58,286            $  6,542
---------------------------------------------------------------
NON-U.S. EQUITY FUND         $119,433            $122,780
---------------------------------------------------------------

* The U.S. Large Capitalization Equity Fund had not commenced operations as of the time periods indicated.

UNDERWRITER
-----------

FDI, 60 State Street, Suite 1300, Boston, MA 02109, acts as an underwriter of the Series' continuous offer of shares for the purpose of facilitating the filing of notices regarding sale of the shares of the Series under state securities laws and to assist in sales of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Board of Trustees. In this regard, FDI has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Trust shall from time to time identify to FDI as states in which it wishes to offer the Series' shares for sale, in order that state filings may be maintained for the Series. FDI does not receive any compensation under the Underwriting Agreement.

FDI is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Trust does not impose any sales loads or redemption fees. Each Series shall continue to bear the expense of all filing fees incurred in connection with the filing of notices regarding sale of shares under state securities laws.

The Underwriting Agreement may be terminated by either party upon sixty (60) days' prior written notice to the other party, and if so terminated, the pro rata portion of the unearned fee will be returned to the Trust.

DISTRIBUTION PLAN
-----------------

The Board of Trustees of the Trust has adopted a distribution plan (the "UBS Investment Plan") pursuant to Rule 12b-1 under the Act, for each Series' UBS Investment Funds class of shares and a separate distribution plan (the "Class N Plan") pursuant to Rule 12b-1 under the Act for each Series' Brinson Fund-Class N shares (the UBS Investment Plan and the Class N Plan together, the "Plans"). The Plans permit each Series to reimburse FDI, Brinson Partners and others from the assets of the UBS Investment Funds class and Brinson Fund-Class N shares with a quarterly fee for services and expenses incurred in distributing and promoting sales of UBS Investment Funds class of shares and Brinson Fund-Class N shares, respectively. The aggregate fees paid by the UBS Investment Funds class and Brinson Fund-Class N shares to FDI, and others under the Plan for each Class may not exceed 0.90% of a UBS Investment Fund classes' average daily net assets and 0.25% of a Brinson Fund-Class N's average daily net assets, respectively, in any year. The UBS Investment Plan does not apply to the Brinson Fund-Class I or the Brinson Fund-Class N shares of each Series and those shares are not included in calculating the UBS Investment Plan's fees. The Class N Plan does not apply to the Brinson Fund-Class I or the UBS Investment Funds class of shares of each Series and those shares are not included in calculating the Class N Plan's fees.


Amounts spent on behalf of each UBS Investment Funds class of shares pursuant to the UBS Investment Plan during the fiscal year ended June 30, 1998 are set forth below.


============================================================================================================
                                     COMPENSATION  COMPENSATION   COMPENSATION TO
                                          OF            OF        SWISS BANK SALES
                          PRINTING   UNDERWRITERS    DEALERS         PERSONNEL      ADVERTISING     OTHER
        FUND
============================================================================================================
UBS Investment Fund-      $3,741.36  $0.00         $0.00         $215,695.93        $0.00        $ 64,708.62
 Global
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $8,392.57  $0.00         $0.00         $483,844.59        $0.00        $145,153.37
 Global Equity
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $1,000.00  $0.00         $0.00         $ 34,008.30        $0.00        $ 10,202.99
 Global Bond
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $1,000.00  $0.00         $0.00         $ 61,691.74        $0.00        $ 20,307.52
 U.S. Balanced
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $5,825.06  $0.00         $0.00         $335,823.55        $0.00        $100,747.06
 U.S. Equity
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $    0.00  $0.00         $0.00         $      0.00        $0.00        $      0.00
 U.S. Large
 Capitalization Equity
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $1,000.00  $0.00         $0.00         $ 11,891.51        $0.00        $  3,567.95
 U.S. Bond
------------------------------------------------------------------------------------------------------------
UBS Investment Fund-      $1,000.00  $0.00         $0.00         $ 14,053.50        $0.00        $  4,216.05
 Non-U.S. Equity
============================================================================================================

Amounts spent on behalf of each Brinson Fund - Class N class pursuant to the Class N Plan during the fiscal year ended June 30, 1998 are set forth below.

============================================================================================================
                                     COMPENSATION  COMPENSATION   COMPENSATION TO
                                          OF            OF        SWISS BANK SALES
                          PRINTING   UNDERWRITERS    DEALERS         PERSONNEL      ADVERTISING     OTHER
        FUND
============================================================================================================
Global Fund               $0.00      $0.00         $  670.71     $0.00              $0.00        $0.00
 - Class N
------------------------------------------------------------------------------------------------------------
Global Equity Fund        $0.00      $0.00         $    0.00     $0.00              $0.00        $0.00
 - Class N
------------------------------------------------------------------------------------------------------------
Global Bond Fund          $0.00      $0.00         $    4.13     $0.00              $0.00        $0.00
 - Class N
------------------------------------------------------------------------------------------------------------
U.S. Balanced Fund        $0.00      $0.00         $    0.00     $0.00              $0.00        $0.00
 - Class N
------------------------------------------------------------------------------------------------------------
U.S. Equity Fund          $0.00      $0.00         $  148.66     $0.00              $0.00        $0.00
 - Class N
------------------------------------------------------------------------------------------------------------
U.S. Large                $0.00      $0.00         $7,577.29     $0.00              $0.00        $0.00
 Capitalization
 Equity Fund -
 Class N
------------------------------------------------------------------------------------------------------------
U.S. Bond Fund -          $0.00      $0.00         $    0.00     $0.00              $0.00        $0.00
Class N
------------------------------------------------------------------------------------------------------------
Non-U.S. Equity           $0.00      $0.00         $    5.40     $0.00              $0.00        $0.00
Fund - Class N
------------------------------------------------------------------------------------------------------------

CODE OF ETHICS
--------------

The Trust has adopted a Code of Ethics which establishes standards by which certain access persons of the Trust, which include officers of the Advisor and officers and Trustees of the Trust, must abide relating to personal securities trading conduct.

Under the Code of Ethics, access persons are prohibited from engaging in certain conduct, including, but not limited to: 1) investing in companies in which the Series invest unless the securities have a broad public market and are registered on a national securities exchange or are traded in the over-the-counter markets; 2) making or maintaining an investment in any corporation or business with which the Series have business relationships if the investment might create, or give the appearance of creating, a conflict of interest; 3) participating in an initial public offering; 4) entering into a securities transaction when the access person knows or should know that such activity will anticipate, parallel or counter any securities transaction of a Series; 5) entering into any securities transaction, without prior approval, in connection with any security which has been designated as restricted; 6) entering into a net short position with respect to any security held by a Series; 7) entering into any derivative transaction when a direct transaction in the underlying security would be a violation; and 8) engaging in self-dealing or other transactions benefiting the access person at the expense of the Series or its shareholders.

In addition, access persons are required to receive advance approval prior to purchasing or selling a restricted security, and may not buy or sell certain prohibited securities. The Advisor will identify for access persons prohibited securities, which include securities that are being considered for purchase or sale by any account or fund managed by the Advisor, and provide a list of such securities to all access persons. Access persons are required to file quarterly reports of security investment transactions. Trustees or officers who are not "interested persons" of the Trust, as defined in the 1940 Act, need only report a transaction in a security if such Trustee or officer, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his or her official duties as a Trustee or officer, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee or officer, such security was purchased or sold by a Series, or was being considered for purchase by a Series.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brinson Partners is responsible for decisions to buy and sell securities for the Series and for the placement of the Series' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Series invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. Brinson Partners is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Series. Under its advisory agreements with the Global Funds and the Non-U.S. Equity Fund, Brinson Partners is authorized to utilize the trading desk of its foreign subsidiaries to execute foreign securities transactions, but monitors the selection by such subsidiaries of brokers and dealers used to execute transactions for those Series. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, Brinson Partners considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Series or to Brinson Partners. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Brinson Partners to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. Brinson Partners is of the opinion that, because this material must be analyzed and reviewed by its staff, its receipt and use does not tend to reduce expenses but may benefit the Series by supplementing the Advisor's research.

Brinson Partners effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Series effect its securities transactions may be used by Brinson Partners in servicing all of its accounts; not all such services may be used in connection with the Series. In the opinion of Brinson Partners, it is not possible to measure separately the benefits from research services to each of the accounts (including the Series). Brinson Partners will attempt to equitably allocate portfolio transactions among the Series and others whenever concurrent decisions are made to purchase or sell securities by the Series and another. In making such allocations between the Series and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Series and the others. In some cases, this procedure could have an adverse effect on the Series. In the opinion of Brinson Partners, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

The Series incurred brokerage commissions as follows:


                                  FISCAL YEAR ENDED           FISCAL YEAR ENDED           FISCAL YEAR ENDED
SERIES                              JUNE 30, 1996*              JUNE 30, 1997*              JUNE 30, 1998
------                            -----------------           -----------------           -----------------
GLOBAL FUND                            $327,191                    $385,571                    $442,603
GLOBAL EQUITY FUND                     $123,467                    $142,922                    $166,103
GLOBAL BOND FUND                       $   0.00                    $   0.00                    $   0.00
U.S. BALANCED FUND                     $ 99,554                    $139,165                    $ 85,784
U.S. EQUITY FUND                       $105,887                    $290,526                    $560,721
U.S. LARGE CAPITALIZATION
 EQUITY FUND                                N/A                         N/A                    $  9,714

U.S. BOND FUND                         $   0.00                    $   0.00                    $   0.00
NON-U.S. EQUITY FUND                   $322,915                    $833,293                    $942,115


* The U.S. Large Capitalization Equity Fund had not commenced operations as of the time periods indicated.

For the fiscal year ended June 30, 1998, the Brinson Global Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson U.S. Large Capitalization Equity Fund paid brokerage commissions to Warburg Dillon Read ("Warburg"), an affiliated broker-dealer, as follows:


                               Aggregate
                            Dollar Amount of           % of Aggregate        % of Aggregate Dollar
                          Commissions Paid to           Commissions              Amount Paid to
Fund                           Warburg                 Paid to Warburg              Warburg
----                      -------------------          ---------------       ----------------------
Global Fund                    $ 6,078                      1.37%                    0.78%

U.S. Balanced Fund             $ 2,190                      2.55%                    0.27%

U.S. Equity Fund               $93,356                     16.65%                   21.43%

U.S. Large
 Capitalization
 Equity Fund                   $   453                      4.66%                    5.16%


For the fiscal year ended June 30, 1998 the Trust and the Advisor had no agreements or understandings with a broker or otherwise causing brokerage transactions or commissions for research services.

PORTFOLIO TURNOVER
------------------

The Series are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the respective investment objective. The Series will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Series' investment objective.

The Series do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Series during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate for the Global Equity Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund and Non-U.S. Equity Fund is not expected to exceed 100%. The portfolio turnover rates for the Global Fund and Global Bond Fund may exceed 100% and in some years, 200% and for the U.S. Balanced Fund and U.S. Bond Fund, may exceed 100% and in some years, 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by that Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

With respect to the Global Fund, for the fiscal years ended June 30, 1997 and June 30, 1998, the portfolio turnover rate of the Series was 150% and 88%, respectively. With respect to the Global Bond Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 235% and 151%, respectively. With respect to the Global Equity Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 32% and 46%, respectively. With respect to the Non-U.S. Equity Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 25% and 49%, respectively. With respect to the U.S. Balanced Fund, for the fiscal years ended June 30, 1997, and June 30, 1998 the portfolio turnover rate of the Series was 329% and 194%, respectively. With respect to the U.S. Equity Fund, for the fiscal years ended June 30, 1997 and June 30, 1998 the portfolio turnover rate of the Series was 43% and 42%, respectively. With respect to the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) to June 30, 1998 the portfolio turnover rate of the Series was 12%. With respect to the U.S. Bond Fund, for the fiscal years ended June 30, 1997 and June 30, 1998, the portfolio turnover rate of the Series was 410% and 198% respectively. The significant variation in portfolio turnover rates over such periods was due to an increase in the assets of the Series which caused the Series, to reposition their portfolio holdings in order to meet their investment objectives and policies.


SHARES OF BENEFICIAL INTEREST

The Trust presently offers eight Series of shares of beneficial interest, each of which offers three classes of shares. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Series and has the same voting and other rights and preferences as the other class of that Series, except that only shares of the UBS Investment Funds class may vote on any matter affecting only the UBS Investment Plan under Rule 12b-1. Similarly, only shares of the Brinson Fund-Class N may vote on matters that affect only the Class N Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters including changes to a Series' fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreement and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Series do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority from time to time to divide or combine the shares of the Series into a greater or lesser number of shares so affected. In the case of a liquidation of a Series, each shareholder of the Series will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution out of assets, net of liabilities, of the Series. No shareholder is liable for further calls or assessment by the Series.

On any matters affecting only one Series or class, only the shareholders of that Series or class are entitled to vote. On matters relating to the Trust but affecting the Series differently, separate votes by the Series or class are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Series or class, the matter shall have been effectively acted upon with respect to any Series or class if a majority of the outstanding voting securities of that Series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Series or class; and
(2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

PURCHASES

Shares of each class of each Series are sold at the net asset value next determined after the receipt of a purchase application in proper form by the transfer agent. The minimum for initial investments with respect to the Brinson Fund-Class I for each Series is $1,000,000; subsequent investment minimums are $2,500. The minimum for initial investments with respect to the UBS Investment Funds class of shares for each Series is $1,000; subsequent investment minimums are $50. The minimum for initial investment with respect to the Brinson Fund-Class N for each Series is $1,000,000. A more detailed description of methods of purchase is included in the Prospectuses.

Certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to the shareholder's account on the books maintained by the Trust's transfer agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

EXCHANGES OF SHARES
-------------------

Shares of one class of a Series may only be exchanged for the same class of another Series of the Trust. Exchanges will not be permitted between the different classes.

Each qualifying exchange will be made on the basis of the relative net asset values per share of both the Series from which, and the Series into which, the exchange is made, that is next computed following receipt of the exchange order in proper form by the Trust's transfer agent. Exchanges may be made by telephone if the shareholder's Account Application Form includes specific authorization for telephone exchanges. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes.

The transactions described above will result in a taxable gain or loss for federal income tax purposes. Generally, any such taxable gain or loss will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

Any shareholder who wishes to make an exchange should first obtain and review the Prospectus of the Series to be acquired in the exchange. Requests for telephone exchanges must be received prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for regular trading.

At the discretion of the Trust, this exchange privilege may be terminated or modified at any time for any of the participating Series upon 60 days' prior written notice to shareholders. Contact the transfer agent for details about a particular exchange.

NET ASSET VALUE
---------------

The net asset value per share is calculated separately for each class of each Series. The net asset value per share of a Series is computed by dividing the value of the assets of the Series, less its liabilities, by the number of shares of the Series outstanding.

Each class of a Series will bear pro rata all of the common expenses of that Series. The net asset values of all outstanding shares of each class of a Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that Series. All income earned and expenses incurred by a Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of such shares of such classes, except that none of the shares of a class will incur any of the expenses under the 12b-1 plan of another class.

Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the NYSE which currently is 4:00 p.m. Eastern time on each day the NYSE is open for trading. The Series of the Trust reserve the right to change the time at which purchases, redemptions or exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. The NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (day observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Portfolio securities listed on a national or foreign securities exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on a particular day or an exchange, are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Other portfolio securities which are traded in the over-the-counter market are valued at the bid price as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Valuations of fixed income and equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect the fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees.

Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. A Series realizes a gain or loss upon settlement of the contracts. Swaps will be priced at fair value based on (1) swap prices provided by broker-dealers; (2) values, or estimates of values, of the applicable equity indices and foreign rates underlying the contracts; and (3) consideration of other relevant factors. A Series' obligation under a swap agreement will be accrued daily (offset by any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of Segregated Assets. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

REDEMPTIONS

Under normal circumstances shareholders may redeem their shares at any time without a fee. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described below. The redemption price may be more or less than the original cost, depending upon the net asset value per share at the time of redemption.

Payment for shares tendered for redemption is made by check within five business days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond five business days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Series is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or

(iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Series.

Under unusual circumstances, when the Board of Trustees deems it in the best interest of the Series' shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Series taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Series' net asset value at the beginning of each 90 day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

TAXATION
--------

Each of the Series has qualified, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Code. In order to so qualify, a mutual fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent each of the Series qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Series' "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Series' ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Series intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Series during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Series actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Series' capital gains or losses.

When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, the Series recognizes a short-term capital gain. If a Series enters into a closing purchase transaction with respect to an option which the Series has written, the Series realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, the Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, the Series realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Series at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Certain options, futures contracts and options on futures contracts utilized by the Series are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Series at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

If there is a constructive sale for federal income tax purposes (e.g., short sale against the box) of an appreciated financial position, a taxpayer must recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value as of the date of the constructive sale and immediately repurchased. Shareholders will be subject to federal income taxes on distributions made by the Series whether received in cash or additional shares of the Series. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Series. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends eligible for designation under the dividends received deduction and paid by a Series may qualify in part for the 70% dividends received deduction for corporations provided, however, in respect of any dividend, that those shares have been held for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to such dividend. The Series will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.


Each class of shares of a Series will share proportionately in the investment income and expenses of that Series, except that the respective UBS Investments Funds class and Brinson Fund-Class N for each Series will incur distribution fees under their respective 12b-1 plans.

It is expected that certain dividends and interest received by the Global Funds and the Non-U.S. Equity Fund will be subject to foreign withholding taxes. If more than 50% in value of the total assets of a fund at the close of any taxable year consists of stocks or securities of foreign corporations, such fund may elect to treat any foreign taxes paid by it as if paid by its shareholders. These Series will notify shareholders in writing each year whether it has made the election and the amount of foreign taxes it has elected to have treated as paid by the shareholders. If a Series makes the election, its shareholders will be required to include in gross income their proportionate share of the amount of foreign taxes paid by the Series and will be entitled to claim either a credit or deduction for their share of the taxes in computing their U.S. federal income tax subject to certain limitations. No deduction for foreign taxes may be claimed by shareholders who do not itemize deductions.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of each Series' income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of foreign tax credit), such as foreign source passive income received from the respective Series. Because of changes made by the Code, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Series. Beginning in 1998, an individual with $300 or less ($600 or less for joint filers) of foreign tax credits is generally exempt from the foreign tax credit limitation and likely will not have to file Form 1116 in order to claim a foreign tax credit.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time and retroactively.

Dividends and distributions also may be subject to state and local taxes.

Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Series, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

PERFORMANCE CALCULATIONS


Performance information for the UBS Investment Funds class of shares, Brinson Fund-Class N and Brinson Fund-Class I shares of each Series will vary due to the effect of expense ratios on the performance calculations.

TOTAL RETURN
------------

Current yield and total return quotations used by the Series (and classes of shares) are based on standardized methods of computing performance mandated by rules adopted by the SEC. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the SEC formula:

            P(1+T)/n/=ERV
where:
     P      =    a hypothetical initial payment of $1,000,
     T      =    average annual total return,
     n      =    number of years,
     ERV    =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


Based upon the foregoing calculations, the average annual total return for the Brinson Fund-Class I (previously Brinson Fund Class) shares of:

     (i) the Global Fund, for the one- and three-year periods ended June 30, 1998 and the periods August 31, 1992 (commencement of operations) through June 30, 1998 was 8.28%, 14.38% and 11.44%, respectively;

     (ii) the Global Equity Fund, for the one- and three-year periods ended June 30, 1998 and the period January 28, 1994 (commencement of operations) through June 30, 1998 was 8.99%, 18.41%, and 12.45%, respectively;

     (iii) the Global Bond Fund, for the one- and three-year periods ended June 30, 1998 and the period July 30, 1993 (commencement of operations) through June 30, 1998 was 2.69%, 7.23% and 6.49%, respectively;

     (iv) the U.S. Balanced Fund, for the one-year period ended June 30, 1998 and the period December 30, 1994 (commencement of operations) through June 30, 1998 was 12.19%, 13.72%, and 15.90%, respectively;

     (v) the U.S. Equity Fund, for the one- and three-year periods ended June 30, 1998 and the period February 22, 1994 (commencement of operations) through June 30, 1998 was 21.48%, 27.86% and 23.11%, respectively;

     (vi) the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) through June 30, 1998 was (1.83)%.

    (vii) the U.S. Bond Fund, for the one-year period ended June 30, 1998 and the period August 31, 1995 (commencement of operations) through June 30, 1998 was 10.60% and 7.99%, respectively; and

   (viii) the Non-U.S. Equity Fund, for the one- and three-year periods ended June 30, 1998 and the period August 31, 1993 (commencement of operations) through June 30, 1998 was 4.78%, 15.91% and 9.03%, respectively.

Based upon the foregoing calculations, the average annual total return for the UBS Investment Funds class of shares of:

     (i) the Global Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 7.60% and 13.30%, respectively;

     (ii) the Global Equity Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 8.15% and 16.26%, respectively;

     (iii) the Global Bond Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 2.28% and 6.36%, respectively;

     (iv) the U.S. Balanced Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 11.79% and 13.15%, respectively;

     (v)    the U.S. Equity Fund, for the one-year period ended June
            30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 20.80% and 26.66%, respectively;

     (vi) the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) through June 30, 1998 was (2.06)%;

     (vii) the U.S. Bond Fund, for the one-year period ended June 30, 1998 and the period August 31, 1995 (commencement of operations) through June 30, 1998 was 9.97% and 7.43%, respectively; and

     (viii) the Non-U.S. Equity Fund, for the one-year period ended June 30, 1998 and the period July 31, 1995 (commencement of operations) through June 30, 1998 was 3.90% and 13.19%, respectively.


Based on the foregoing calculations, the average annual total return for the Brinson Fund-Class N shares of:

     (i) the Global Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 7.90%;

     (ii) the Global Equity Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 8.60%;

     (iii) the Global Bond Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 2.37%;

     (iv) the U.S. Balanced Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 12.15%;

     (v) the U.S. Equity Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 21.10%;

     (vi) the U.S. Large Capitalization Equity Fund, for the period April 6, 1998 (commencement of operations) through June 30, 1998 was (2.02)%;

     (vii) the U.S. Bond Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 10.30%; and

     (viii) the Non-U.S. Equity Fund, for the period June 30, 1997 (commencement of operations) through June 30, 1998 was 4.51%.

YIELD
-----

As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base periods. According to the SEC formula:

          Yield = 2[(a-b + 1)/6/ - 1]
                  -------------------
                           cd
where:
     a    =    dividends and interest earned during the period.
     b    =    expenses accrued for the period (net of reimbursements).
     c    =    the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d    =    the maximum offering price per share on the last day of the period.

The yield of a Series may be calculated by dividing the net investment income per share earned by the particular Series during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. A Series' net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

FINANCIAL STATEMENTS

The Series' Financial Statements for the fiscal year ended June 30, 1998 and the Reports of Independent Auditors thereon, which are contained in the Series' Annual Reports dated June 30, 1998, are incorporated herein by reference.

CORPORATE DEBT RATINGS                                                APPENDIX A

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

     AAA - This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

     B - Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

     CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, or is expected to default upon maturity or payment date.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

--------------------------------------------------------------------------------


                           UBS
                           INTERNATIONAL
                           EQUITY
                           FUND

                           -----------

                           UBS
                           PRIVATE INVESTOR
                           FUNDS, INC.



                           ANNUAL REPORT
                           DECEMBER 31, 1997



--------------------------------------------------------------------------------

UBS Private Investor Funds, Inc.
Chairman's Letter
--------------------------------------------------------------------------------

Dear Shareholder,

Thank you for your investment in the UBS International Equity Fund, which is part of the UBS Private Investor Funds.

We are pleased to provide you with the Fund's annual report for the year ended December 31, 1997. This report contains a letter from the portfolio manager discussing the performance of the Fund for the year ended December 31, 1997 including a market overview. In addition, it includes a complete set of audited financial statements as well as a schedule of investments.

The UBS Private Investor Funds are an integral part of the asset allocation service provided by The Private Bank* of Union Bank of Switzerland, the largest bank in Switzerland. The Funds provide investment opportunities in U.S. and international securities markets to enhance investment performance, diversify risk and preserve capital within your investment objectives.

The UBS Private Investor Funds bring you:

       The expertise of The Private Bank's professional money managers

       Global investment perspective and knowledge

       A high priority on financial stability and preservation of wealth

As you are aware, in December, 1997, Union Bank of Switzerland and Swiss Bank Corporation ('SBC') announced their intention to merge. Early in February, 1998, the shareholders of UBS and SBC overwhelmingly approved the proposed merger. Completion of the merger is still subject to regulatory approvals which are expected to be received soon.

This merger will create a top-tier global financial services group which will concentrate on clearly defined core businesses. As private banking and asset management are core businesses of the banks, shareholders of the UBS Private Investor Funds will continue to see a commitment to growing and building the mutual fund business.

We will continue to keep you informed of any new developments as they occur.

To learn more about the other UBS Private Investor Funds, please call (888) UBS-FUND. You will be provided with a copy of the prospectus which contains more complete information including charges and expenses. Please read it carefully before investing.

We appreciate your continued confidence in the UBS Private Investor Funds.

Sincerely,



/s/ HansPeter Lochmeier


Dr. HansPeter Lochmeier
Chairman of the Board
UBS Private Investor Funds, Inc.

------------
* 'The Private Bank', as used in this document, refers to Union Bank of Switzerland, New York Branch.

This annual report must be accompanied or preceded by the Fund's prospectus.

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

FUND PERFORMANCE

The UBS International Equity Fund achieved a total return of - 3.70% in 1997 compared to a +2.03% rise in the MSCI EAFE Index. 65% of the underperformance of 5.73% to benchmark came from stock selection while 35% came from country/asset allocation.

(A) STOCK SELECTION

Positive returns in France where a number of the companies we held have restructured was more than offset by disappointing performance in Australia, Germany, Japan and the UK.

1997 has again been a poor year for value investors. Companies with either a stable or perceived to be stable earnings stream have been pushed to ever higher multiples. Consequently pharmaceuticals, utilities and banks (in the latter category) have all tended to do well. At the same time cyclical companies operating in industries such as paper, chemicals or building and construction where the outlook is less certain have continued to underperform.

There has also been a large cap effect. This could be due to a desire for safety or perhaps just the rise of cross border investing and the increasing popularity of index funds.

We do not think either of these trends are sustainable and have positioned the portfolio away from both classes of stocks.

(B) COUNTRY/ASSET ALLOCATION

The benefits that have accrued from being underweight in Japan (for most of the year), Hong Kong and Malaysia have been more than offset by being underweight in some highly performing European markets such as Italy and Switzerland as well as our exposure to non-index Asian markets. Holding cash has proved modestly beneficial. We believe the euphoria in Italy and Switzerland has been overdone and to a certain extent is due to the type of companies quoted in each country which fit into the stable earnings categorization. Consequently, we remain underweight in both markets.

Conversely, the loss of confidence experienced in many Asian markets, particularly in the last quarter, should be temporary. With many stock markets some 80 - 90% from their peak, in US$ terms, we think there are many good opportunities.

This chart provides a comparison of the Fund's performance to that of the MSCI EAFE Index. This chart compares total returns (which includes changes in share price and reinvestment of all income dividends and capital gains distributions) of a hypothetical $10,000 investment made on April 2, 1996 (commencement of operations) and held through December 31, 1997.



                                  [PERFORMANCE GRAPH]


                                UBS INTERNATIONAL   MSCI EAFE
                      DATE        EQUITY FUND         INDEX
                      ----      -----------------   ---------
                      4/2/96          10,000        10,000
                     4/30/96          10,205        10,310.1
                     5/31/96          10,061        10,120.4
                     6/30/96          10,132        10,177.1
                     7/31/96           9,898         9,879.93
                     8/31/96          10,008         9,901.67
                     9/30/96          10,122        10,165
                    10/31/96          10,126        10,061.4
                    11/30/96          10,500        10,461.8
                    12/31/96          10,464.8      10,326.9
                     1/31/97          10,280.6       9,967.48
                     2/28/97          10,434.3      10,131
                     3/31/97          10,617.1      10,170.5
                     4/30/97          10,550.8      10,226.4
                     5/31/97          11,076.5      10,894.2
                     6/30/97          11,725.7      11,497.7
                     7/31/97          11,706.3      11,686.3
                     8/31/97          11,076.5      10,815.6
                     9/30/97          11,447        11,423.5
                    10/31/97          10,764.1      10,548.5
                    11/30/97          10,432.4      10,443
                    12/31/97          10,077.2      10,537

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

  Average Annual Total Return

                                                                              UBS
                                                                         INTERNATIONAL    MSCI EAFE
                                                                          EQUITY FUND       INDEX
                                                                         -------------    ---------

For the year ended December 31, 1997..................................        - 3.70%        2.03%
For the period April 2, 1996 (commencement of operations) through
  December 31, 1997...................................................          0.44%        3.03%

MARKET BACKGROUND

The year was characterized by a vast disparity in both economic and stock market performance between Europe and Asia.

European economic growth recovered on stronger consumer confidence as progress was seen to be made towards meeting the Maastricht guidelines. Falling interest rates and buoyant exports also helped. Superimposed on this benign background, corporate restructuring and take-over/merger activity acted to boost financial markets. Potentially negative events such as the election of socialist governments in both France and the UK, the loss of tax credits for domestic pension funds in the UK and the continuing inability of the region to reduce unemployment were ignored.

The area returned 24.2% in US$ in aggregate with particularly good performance from the smaller markets as interest rates declined more sharply. Most notable were Switzerland +44.8%, Italy +36.4% and Denmark +35.0%.

In Japan, the rise in consumption tax in April in order to raise 'Y'7 trillion proved too much for the fragile economic recovery. New car sales and housing starts fell by some 20% year on year through the rest of the year and GDP was
 - 0.8% for the six months to end September. Several high profile financial collapses, most notably Yamaichi Securities and Hokkaido Takushoku Bank in November, seem to be galvanizing the authorities into action. A 'Y'2.85 trillion tax rebate was announced in December and a potential 'Y'30 trillion public fund bailout for the banking system are a move in the right direction.

The Japanese stock market was down 23.5% in 1997. Again there was a large disparity of performance with small cap and domestically orientated companies significantly underperforming the exporters.

The rest of Asia came to grief during the year as foreign investors lost confidence in the 'economic miracle'. Deteriorating terms of trade with currencies linked to the US$ and falling product prices served to produce large current account deficits. As foreign investors pulled out, currencies collapsed exposing large unhedged corporate lending. The ensuing panic and rise in interest rates has put severe pressure on asset prices such as property and reduced the profitability of many industrial investments. Given this background it was not surprising that the Pacific Basin returned - 30.8%, in US$ terms, with non-index markets such as Korea and Thailand down as much as 70%, in US$ terms.

Australasia suffered collateral damage as expectations for regional growth and what that meant for the resource sector in particular hit home with the market down 9.5%.

Growth and large capitalization stocks did well in all markets.

MARKET OUTLOOK

The key issue for 1998 will be the extent to which the slowdown in Asia spreads to economies elsewhere in the world.

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

Economists have estimated that the result of the Asian crisis will be to subtract 0.5% to 1.0% from world growth, but this can only be a guesstimate.

It is clear that the medium-term outlook for Asia will be tough. For a region accustomed to rapid economic growth there will be a shakeout as companies try to adjust for much more modest growth. Many companies with undifferentiated products and high levels of debt, especially if this debt is denominated in a strong currency such as the US dollar, will fail.

Consensus profit forecasts, especially in the US, are almost certainly too high. Multinationals have treated Asian expansion as the cornerstone of their growth strategies, but it will be several years before Asia again provides high and growing profitability. Exports from the rest of the world into Asia will inevitably slow while the region uses its new competitiveness stemming from currency devaluations to intensify its export drive at the expense of manufacturers elsewhere.

From a stock market perspective, the challenges within Asia are also opportunities. We believe in the long-term growth of the region though we have, in the past, been unwilling to commit heavily to Asia because the risk/reward equation looked wrong. The valuations on many Asian companies are now sufficiently compelling for us to raise our exposure to the region despite the risk.

These purchases will be funded by sales of European holdings where the benefits of corporate restructuring have been reflected in booming stock markets.

Across all markets we expect smaller companies as well as 'value' stocks to do much better in 1998.

Robin Apps
Portfolio Manager

------------------------

The Fund is not insured by the FDIC and is not a deposit with, an obligation of, or guaranteed by Union Bank of Switzerland. The Fund is subject to investment risks, including possible loss of principal amount invested.

Shares of the Fund are distributed by First Fund Distributors, Inc. which is not affiliated with Union Bank of Switzerland.

Unlike other mutual funds, the Fund seeks to achieve its investment objective by investing all of its investable assets in UBS Investor Portfolios Trust -- UBS International Equity Portfolio (the 'Portfolio') which is a separate fund with an identical investment objective. The Portfolio concentrates its investments in securities of foreign issuers. A variety of factors such as changes in the economic/political conditions and currency fluctuations in the international markets may affect the value of your investment in the fund.

Union Bank of Switzerland is voluntarily waiving all shareholder servicing fees for the Fund and reimbursing a portion of the Fund's expenses. Union Bank of Switzerland is also waiving a portion of its advisory fees for the Portfolio. If Union Bank of Switzerland had not waived fees and reimbursed expenses, total return would have been lower. Past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI EAFE Index (Morgan Stanley Capital International -- Europe, Australia, Far East Index) is an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East.

UBS International Equity Fund
Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investment in UBS Investor Portfolios Trust -- UBS International
  Equity Portfolio, at value........................................................     $23,124,610
Tax reclaims receivable.............................................................          41,307
Receivable from sale of capital stock...............................................          12,000
Receivable from funds services agent................................................           5,903
Deferred organization expenses and other assets.....................................          89,638
                                                                                         -----------
          Total Assets..............................................................      23,273,458
                                                                                         -----------

LIABILITIES:
Administrative services fees payable................................................           3,105
Other accrued expenses..............................................................          22,965
                                                                                         -----------
          Total Liabilities.........................................................          26,070
                                                                                         -----------

NET ASSETS..........................................................................     $23,247,388
                                                                                         -----------
                                                                                         -----------
SHARES OUTSTANDING ($0.001 par value, 10 million shares authorized).................         243,761
                                                                                         -----------
                                                                                         -----------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE......................          $95.37
                                                                                         -----------
                                                                                         -----------
COMPOSITION OF NET ASSETS:
Shares of common stock, at par......................................................     $       244
Additional paid-in capital..........................................................      25,972,711
Net unrealized depreciation of investments, foreign currency contracts and foreign
  currency translations.............................................................      (3,102,319)
Accumulated undistributed net investment income.....................................          19,032
Accumulated undistributed net realized gains on securities and foreign currency
  translations......................................................................         357,720
                                                                                         -----------
          Net Assets................................................................     $23,247,388
                                                                                         -----------
                                                                                         -----------

------------------------
See notes to financial statements.

UBS International Equity Fund
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income and Expenses allocated from UBS Investor Portfolios
  Trust -- UBS International Equity Portfolio
     Dividends (net of foreign withholding tax of $42,351)...........                   $   500,589
     Interest........................................................                       173,033
                                                                                        -----------
          Investment income..........................................                       673,622
     Total expenses..................................................    $ 346,918
     Less: Fee waiver................................................      (92,337)
                                                                         ---------
     Net expenses....................................................                       254,581
                                                                                        -----------
Net Investment Income from UBS Investor Portfolios Trust --
  UBS International Equity Portfolio.................................                       419,041
EXPENSES:
Shareholder service fees.............................................       66,267
Administrative services fees.........................................       16,199
Registration fees....................................................       26,907
Reports to shareholders expense......................................       25,692
Amortization of organization expenses................................       21,369
Legal fees...........................................................       18,587
Transfer agent fees..................................................       10,487
Audit fees...........................................................       10,341
Fund accounting fees.................................................        7,744
Directors' fees......................................................        5,357
Miscellaneous expenses...............................................        8,632
                                                                         ---------
     Total expenses..................................................      217,582
     Less: Fee waiver and expense reimbursements.....................     (137,212)
                                                                         ---------
     Net expenses....................................................                        80,370
                                                                                        -----------
Net investment income................................................                       338,671
                                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM UBS
  INVESTOR PORTFOLIOS TRUST -- UBS INTERNATIONAL EQUITY PORTFOLIO
Net realized gain on securities transactions.........................                       946,441
Net realized loss on foreign currency transactions...................                       (25,116)
Net change in unrealized depreciation of investments.................                    (3,438,179)
Net change in unrealized depreciation of foreign currency contracts
  and translations...................................................                        (4,748)
                                                                                        -----------
Net realized and unrealized loss on investments from UBS Investor
  Portfolios Trust -- UBS International Equity Portfolio.............                    (2,521,602)
                                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.................                   $(2,182,931)
                                                                                        -----------
                                                                                        -----------

------------------------
See notes to financial statements.

UBS International Equity Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  FOR THE          APRIL 2, 1996*
                                                                                YEAR ENDED             THROUGH
                                                                             DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                             -----------------    -----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income.....................................................     $     338,671         $   146,877
Net realized gain on securities and foreign currency transactions.........           921,325             135,557
Net change in unrealized (depreciation) appreciation of investments,
  foreign currency contracts and foreign currency translations............        (3,442,927)            340,608
                                                                             -----------------    -----------------
Net (decrease) increase in net assets resulting from operations...........        (2,182,931)            623,042
                                                                             -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................................          (323,895)           (136,578)
Net realized gains........................................................          (626,539)            (94,755)
                                                                             -----------------    -----------------
Total dividends and distributions to shareholders.........................          (950,434)           (231,333)
                                                                             -----------------    -----------------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares..........................................        20,167,259          30,851,057
Net asset value of shares issued to shareholders in reinvestment of
  dividends and distributions.............................................           879,502             229,580
Cost of shares redeemed...................................................       (21,289,737)         (4,873,617)
                                                                             -----------------    -----------------
Net (decrease) increase in net assets from transactions in shares of
  common stock............................................................          (242,976)         26,207,020
                                                                             -----------------    -----------------

NET (DECREASE) INCREASE IN NET ASSETS.....................................        (3,376,341)         26,598,729
NET ASSETS:
Beginning of period.......................................................        26,623,729              25,000
                                                                             -----------------    -----------------
End of period (including undistributed net investment income of $19,032
  and $18,022, respectively)..............................................     $  23,247,388         $26,623,729
                                                                             -----------------    -----------------
                                                                             -----------------    -----------------

------------------------

*  Commencement of operations.

See notes to financial statements.

UBS International Equity Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   FOR THE          APRIL 2. 1996*
                                                                                 YEAR ENDED             THROUGH
                                                                              DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                              -----------------    -----------------

FOR A SHARE OUTSTANDING FOR THE PERIOD

Net asset value, beginning of period.......................................        $102.84              $100.00
                                                                                  --------             --------
Income from investment operations:
     Net investment income.................................................           1.27                 1.08
     Net realized and unrealized (loss) gain on investments................          (5.01)                3.54
                                                                                  --------             --------
     Total (loss) income from investment operations........................          (3.74)                4.62
                                                                                  --------             --------

Less dividends and distributions to shareholders:
     Dividends from net investment income..................................          (1.26)               (1.05)
     Distributions from net realized gains.................................          (2.47)               (0.73)
                                                                                  --------             --------
     Total dividends and distributions.....................................          (3.73)               (1.78)
                                                                                  --------             --------

Net asset value, end of period.............................................        $ 95.37              $102.84
                                                                                  --------             --------
                                                                                  --------             --------
Total return...............................................................          (3.70%)               4.65%(1)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)..............................        $23,247              $26,624
     Ratio of expenses to average net assets(2)............................           1.26%                1.39%(3)
     Ratio of net investment income to average net assets(2)...............           1.28%                1.78%(3)

------------------------

* Commencement of operations.
(1) Not annualized.
(2) Includes the Fund's share of UBS Investor Portfolios Trust -- UBS International Equity Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.87% and 1.66% (annualized) for the respective periods.
(3) Annualized.

See notes to financial statements.

UBS International Equity Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1. GENERAL

UBS International Equity Fund (the 'Fund') is a diversified, no-load mutual fund registered under the Investment Company Act of 1940. The Fund is one of several series of UBS Private Investor Funds, Inc. (the 'Company'), an open-end management investment company organized as a corporation under Maryland law. At December 31, 1997, the Company included six other funds, UBS Bond Fund, UBS Value Equity Fund, UBS Institutional International Equity Fund, UBS High Yield Bond Fund, UBS Small Cap Fund and UBS Large Cap Growth Fund. These financial statements relate only to the Fund.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the UBS International Equity Portfolio of UBS Investor Portfolios Trust (the 'Portfolio'), an open-end management investment company that has the same investment objective as that of the Fund. At December 31, 1997, certain shares of the Fund were held by UBS or its affiliates on behalf of its clients.

Investors Bank & Trust Company ('IBT') serves as the Fund's administrator and First Fund Distributors, Inc. ('FFDI') serves as the Fund's distributor. Union Bank of Switzerland, New York Branch ('UBS') serves as the funds services agent to the Fund.

The financial statements of the Portfolio, including its Schedule of Investments, are included elsewhere within this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Significant accounting policies followed by the Fund are as follows:

A. INVESTMENT VALUATION -- The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (44.5% at December 31, 1997). Valuation of securities by the Portfolio is discussed in Note 2A of the Portfolio's Notes to Financial Statements.

B. INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND
LOSSES -- The Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio. The amount of foreign withholding taxes deducted from the dividend income allocated to the Fund from the Portfolio is net of amounts the Fund expects to recover from foreign tax authorities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, including the requirement to distribute substantially all of its taxable income, including any net realized capital gains on investment transactions, to its shareholders. Accordingly, no provision for federal income or excise taxes is necessary.

D. DIVIDENDS AND DISTRIBUTIONS -- The Fund declares dividends from net investment income to shareholders of record on the day of declaration. Such dividends are declared and paid annually. Net realized gains, if any, will be distributed at least annually. However, to the extent that net realized gains of the Fund can be reduced by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in

UBS International Equity Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based upon their federal tax-basis treatment; temporary differences do not require reclassification. For the fiscal year ended December 31, 1997, the Fund decreased accumulated undistributed net investment income by $13,766, increased accumulated undistributed net realized gains by $25,116 and decreased paid-in-capital by $11,350. Net investment income, net realized gains and net assets were not affected by this change.

E. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization in the amount of approximately $107,500 have been deferred and are being amortized on a straight line basis over five years from the Fund's commencement of operations (April 2, 1996).

F. OTHER -- The Fund bears all costs of its operations other than expenses specifically assumed by IBT, FFDI and UBS. Expenses incurred by the Company on behalf of any two or more funds are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise by made fairly. Expenses directly attributable to the Fund are charged directly to the Fund.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

A. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Company, effective March 13, 1997, IBT provides overall administrative services and general office facilities. As compensation for such services, the Company has agreed to pay IBT a fee, accrued daily and payable monthly, at an annual rate of 0.065% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. IBT does not receive a fee on average daily net assets in excess of $200 million. Prior to March 13, 1997, Signature Broker-Dealer Services, Inc. ('Signature') provided overall administrative services and general office facilities. As compensation for such services, the Company had agreed to pay Signature a fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. Signature did not receive a fee on average daily net assets in excess of $200 million. For the year ended December 31, 1997, the administrative services fee amounted to $16,199.

B. DISTRIBUTION AGREEMENT -- Under the terms of a Distribution Agreement effective March 13, 1997, FFDI serves as the distributor of Fund shares. FFDI does not receive any fees from the Fund for services provided pursuant to this agreement. Prior to March 13, 1997, Signature served as the distributor of Fund shares. Signature did not receive any additional fees for services provided as the distributor.

C. SHAREHOLDER SERVICING AGREEMENT -- The Fund has entered into a Shareholder Servicing Agreement with UBS pursuant to which UBS provides certain services to shareholders of the Fund. The Fund has agreed to pay UBS a fee for these services, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. For the year ended December 31, 1997, the shareholder service fee amounted to $66,267, all of which was waived.

D. FUNDS SERVICES AGREEMENT -- Under the terms of a Funds Services Agreement with the Company, UBS has agreed to provide certain administrative services to the Fund. UBS is not entitled to any additional compensation pursuant to this agreement.

E. EXPENSE REIMBURSEMENT -- UBS has voluntarily agreed to limit the total operating expenses of the Fund, including its share of the Portfolio's expenses and excluding extraordinary expenses. For the period from January 1, 1997 through April 14, 1997, the Fund's total operating expenses were limited to an annual rate of 0.95% of the Fund's average daily net assets. Effective April 15, 1997, this expense limitation was increased to an annual rate of 1.40% of the Fund's average daily net assets. For the year

UBS International Equity Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
ended December 31, 1997, UBS reimbursed the Fund for expenses totaling $70,945 in connection with this voluntary limitation. UBS may modify or discontinue this voluntary expense limitation at any time with 30 days' advance notice to the Fund.

4. CAPITAL SHARE TRANSACTIONS
At December 31, 1997 there were 500 million shares of the Company's common stock authorized, of which 10 million shares were classified as common stock of the Fund. Transactions in shares of the Fund were as follows:

                                                                         PERIOD FROM APRIL 2, 1996
                                                      YEAR ENDED        (COMMENCEMENT OF OPERATIONS)
                                                   DECEMBER 31, 1997     THROUGH DECEMBER 31, 1996
                                                   -----------------    ----------------------------
Shares subscribed...............................         187,382                   304,954
Shares issued to shareholders in reinvestment of
  dividends and distributions...................           9,044                     2,281
Shares redeemed.................................        (211,542)                  (48,608)
                                                   -----------------            ----------
Net (decrease) increase in shares outstanding...         (15,116)                  258,627
                                                   -----------------            ----------
                                                   -----------------            ----------

UBS International Equity Fund
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
UBS Private Investor Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS International Equity Fund (the 'Fund') (one of the funds constituting UBS Private Investor Funds, Inc.) at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period April 2, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of Americas
New York, New York
February 17, 1998

UBS International Equity Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                                                                          MARKET
  SHARES                                       SECURITY DESCRIPTION                                        VALUE
-----------   ---------------------------------------------------------------------------------------   -----------
              COMMON STOCK -- 94.1%
              AUSTRALIA -- 5.0%
     32,000   Australia & New Zealand Bank Group (Banking & Finance).................................   $   211,480
     15,800   Australian National Industries (Metals & Mining).......................................        14,520
    254,362   Burns Philp & Co. (Food)...............................................................        39,787
     62,500   Coles Myer Ltd. (Retail)...............................................................       300,212
    138,400   Fosters Brewing Group (Beverages)......................................................       263,390
    160,100   Goodman Fielder Limited (Food).........................................................       254,602
    721,323   MIM Holdings (Metals & Mining).........................................................       441,915
     89,000   Pacific Dunlop Ltd. (Diversified)......................................................       188,519
    570,000   Pasminco Limited (Metals & Mining).....................................................       653,836
     70,000   WMC Limited (Metals & Mining)..........................................................       244,080
                                                                                                        -----------
                                                                                                          2,612,341
                                                                                                        -----------

              DENMARK -- 1.8%
      4,440   BG Bank A/S (Banking & Finance)........................................................       298,774
     10,500   Tele Danmark -- B shares (Telecommunications)..........................................       651,384
                                                                                                        -----------
                                                                                                            950,158
                                                                                                        -----------

              FRANCE -- 16.7%
      3,060   AXA Company (Banking & Finance)........................................................       236,777
     10,200   Alcatel Alsthom SA (Electrical & Electronics)..........................................     1,296,502
     18,768   Banque Nationale de Paris (Banking & Finance)..........................................       997,571
      5,500   Compagnie de Saint Gobain (Building Materials).........................................       781,341
     11,700   Groupe Danone (Food)...................................................................     2,089,801
     27,120   Moulinex (Household Appliances)........................................................       670,058
      5,200   Sefimeg (Societe Francaise d'Investissements Immobiliers et de Gestion) (Real
                Estate)..............................................................................       259,201
     13,400   Societe Nationale Elf-Aquitaine (Energy Sources).......................................     1,558,528
      2,048   Suez Lyonnaise des Eaux (Building & Construction)......................................       226,629
      5,070   Total Cie Francaise des Petroles -- B shares (Energy Sources)..........................       551,774
                                                                                                        -----------
                                                                                                          8,668,182
                                                                                                        -----------

              GERMANY -- 7.4%
     45,300   Bayer AG (Chemicals)...................................................................     1,692,611
      2,050   MAN AG (Automotive & Heavy Machinery)..................................................       593,856
      4,500   Schering AG (Pharmaceuticals)..........................................................       434,112
      2,000   Volkswagen AG (Automotive).............................................................     1,125,382
                                                                                                        -----------
                                                                                                          3,845,961
                                                                                                        -----------

              GREAT BRITAIN -- 16.2%
    164,000   Allied Domecq PLC (Food & Beverages)...................................................     1,416,757
     88,000   B.A.T. Industries (Tobacco)............................................................       800,678
    186,117   BG PLC -- New Shares (Natural Gas).....................................................       837,534
    330,000   BTR Limited (Diversified)..............................................................       997,235
     38,540   Bass PLC (Beverages)...................................................................       599,440
    113,000   Coats Viyella (Apparel & Textiles).....................................................       168,883
     53,000   MEPC British Registered (Real Estate)..................................................       442,186
    324,000   Marley PLC (Building Materials)........................................................       500,194
    123,550   Northern Foods PLC (Food)..............................................................       535,689
     65,615   Peninsular & Orient Steam (Transportation).............................................       746,257
     79,760   Safeway PLC (Food -- Retail)...........................................................       449,309
     18,336   South West Water PLC (Utilities).......................................................       278,556
    209,750   Tarmac PLC (Building Materials)........................................................       392,711
     15,000   Thames Water PLC (Utilities)...........................................................       223,319
                                                                                                        -----------
                                                                                                          8,388,748
                                                                                                        -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                                                                          MARKET
  SHARES                                       SECURITY DESCRIPTION                                        VALUE
-----------   ---------------------------------------------------------------------------------------   -----------
              INDONESIA -- 0.3%
    924,000   PT Bank Internasional Indonesia (Banking & Finance)....................................   $    54,600
    502,000   PT Indah Kiat Pulp & Paper Corporation -- Foreign Shares (Paper & Forest Products).....        88,991
                                                                                                        -----------
                                                                                                            143,591
                                                                                                        -----------
              ITALY -- 1.5%
    131,000   Eni S.p.A. (Energy Sources)............................................................       748,085
                                                                                                        -----------
              JAPAN -- 24.3%
     12,000   Dai Nippon Printing Co. (Printing).....................................................       225,167
     12,000   Fuji Photo Film Co. (Photographic Equipment & Supplies)................................       459,524
    130,000   Hitachi Ltd. (Hit. Seisakusho) (Electrical & Electronics)..............................       925,940
    140,000   Ishikawajima Harima Heavy Industries (Machinery).......................................       209,083
     31,000   JGC Engineering & Construction Corp. (Engineering).....................................        65,291
         74   Japan Tobacco, Inc. (Tobacco)..........................................................       524,807
     75,000   Japan Wool Textile Co. (Apparel & Textiles)............................................       258,482
     56,000   Kajima Corp. (Building & Construction).................................................       141,104
     78,000   Kansai Paint Co. (Chemicals)...........................................................       188,175
     15,000   Kao Corp. (Household Products).........................................................       215,976
     90,000   Koito Manufacturing Co., Ltd. (Automotive -- Parts & Equipment)........................       358,428
     39,000   Marudai Food Co., Ltd. (Food)..........................................................        85,425
     50,000   Matsushita Electric Industries (Electrical & Electronics)..............................       731,408
    301,000   Mitsubishi Chemical Corp. (Chemicals)..................................................       431,087
     76,000   Mitsubishi Estate Co. (Real Estate)....................................................       826,530
     80,000   Mitsubishi Heavy Industries (Aerospace/Defense Equipment)..............................       333,308
    101,000   Nihon Cement Co. (Building Materials)..................................................       208,080
    184,000   Nikko Securities Co. (Investment Banking)..............................................       487,585
    162,000   Nippon Yusen Kabushiki Kaish (Shipping)................................................       444,176
     51,250   Nissan Fire & Marine Insurance (Insurance).............................................       155,826
     63,000   Nisshinbo Industries, Inc. (Apparel & Textiles)........................................       265,375
     17,000   Sanwa Bank Ltd. (Banking & Finance)....................................................       171,862
     44,000   Sharp Corporation (Electronics)........................................................       302,612
      4,300   Sony Corp. (Electrical & Electronics)..................................................       382,017
     58,000   Sumitomo Marine & Fire (Insurance).....................................................       306,502
    232,000   Tokyo Gas (Energy Sources).............................................................       525,940
     44,000   Tokyo Steel Manufacturing (Metals & Mining)............................................       148,610
     75,000   Toray Industries, Inc. (Chemicals).....................................................       336,027
     54,000   Tostem Corporation (Building & Construction)...........................................       579,000
     44,000   Toyo Seikan Kaisha (Packaging).........................................................       626,790
     11,000   Uny Co. (Retail).......................................................................       150,800
        152   West Japan Railway (Transportation)....................................................       484,277
     81,000   Yamaha Motor Co. (Automotive)..........................................................       542,812
     25,000   Yamanouchi Pharmaceutical (Pharmaceuticals)............................................       536,111
                                                                                                        -----------
                                                                                                         12,634,137
                                                                                                        -----------
              NETHERLANDS -- 5.2%
      7,800   Akzo Nobel (Chemicals).................................................................     1,345,212
      9,490   Internationale Nederlanden Groep NV (Banking & Finance)................................       399,806
     18,700   Koninklijke Papierfabrieken BT NV (Paper & Forest Products)............................       430,808
      4,800   Philips Electronics NV (Electronics)...................................................       287,938
      5,114   Royal PTT Nederland (Telecommunications)...............................................       213,430
                                                                                                        -----------
                                                                                                          2,677,194
                                                                                                        -----------
              NEW ZEALAND -- 0.6%
     10,300   Ceramco Corp. Ltd. (Diversified).......................................................         8,672
     43,840   Fletcher Challenge Forestry Shares (Forest Products)...................................        36,402
    192,000   Fletcher Challenge Paper Shares (Paper & Forest Products)..............................       250,841
                                                                                                        -----------
                                                                                                            295,915
                                                                                                        -----------
              PHILIPPINES -- 0.4%
    190,000   San Miquel Corporation Class B (Food & Beverages)......................................       232,222
                                                                                                        -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                                                                          MARKET
  SHARES                                       SECURITY DESCRIPTION                                        VALUE
-----------   ---------------------------------------------------------------------------------------   -----------
              SINGAPORE -- 3.9%
    280,579   Dairy Farm International Holdings (Food)...............................................   $   303,025
     30,000   Development Bank Of Singapore Limited -- Foreign Shares (Banking & Finance)............       256,304
    229,696   Hong Kong Land Holdings (Real Estate)..................................................       441,016
     46,765   Jardine Matheson Holdings (Diversified)................................................       238,502
    194,250   Keppel Corp., Ltd. (Diversified).......................................................       557,799
    264,000   United Overseas Land Ltd. (Real Estate)................................................       222,415
                                                                                                        -----------
                                                                                                          2,019,061
                                                                                                        -----------
              SOUTH KOREA -- 1.3%
     39,400   Hyundai Motor Co. GDR (Automotive)*....................................................        61,464
      8,470   Hyundai Motor Co., Ltd. (Automotive)...................................................        93,445
      1,551   Housing & Commercial Bank, Korea (Banking & Finance)...................................        10,432
        380   SK Telecom Co. Ltd. (Telecommunications)...............................................       115,477
      8,720   Korean Air (Airlines)..................................................................        36,629
     42,110   Shinhan Bank (Banking & Finance).......................................................       187,570
     23,400   Yukong Ltd. (Energy Sources)...........................................................       186,372
                                                                                                        -----------
                                                                                                            691,389
                                                                                                        -----------
              SWEDEN -- 3.7%
     19,250   Electrolux (Household Appliances)......................................................     1,336,098
      8,000   Forenings Sparbanken AB (Banking & Finance)............................................       181,896
     33,400   Stora Kopparbergs -- A shares (Paper & Forest Products)................................       420,729
                                                                                                        -----------
                                                                                                          1,938,723
                                                                                                        -----------
              SWITZERLAND -- 4.4%
         41   Bobst AG (Machinery)...................................................................        60,317
        600   Forbo Holding (Building Materials).....................................................       245,099
      1,170   Nestle SA (Food & Beverages)...........................................................     1,752,458
        210   Schindler Holding AG (Machinery).......................................................       218,701
                                                                                                        -----------
                                                                                                          2,276,575
                                                                                                        -----------
              THAILAND -- 1.4%
     73,000   Bangkok Bank Public Company, Ltd. (Banking & Finance)..................................       187,681
     15,000   Italian-Thai Development PLC -- Foreign Shares (Building & Construction)...............         4,821
     79,000   Shinawatra Computer Company -- Foreign Shares (Technology).............................       270,809
    266,000   TelecomAsia Corp. -- Foreign Shares (Telecommunications)...............................        52,431
    100,000   Thai Farmers Bank Public Co., Ltd. (Banking & Finance).................................       187,467
     58,000   Thai Military Bank, Ltd. (Banking & Finance)...........................................        12,644
                                                                                                        -----------
                                                                                                            715,853
                                                                                                        -----------
              TOTAL COMMON STOCK (COST $54,398,010)..................................................    48,838,135
                                                                                                        -----------
              CONVERTIBLE PREFERRED STOCK -- 1.2%
              JAPAN -- 1.2%
114,000,000   Sakura Finance, Series II, 0.75%, due 10/01/01* (Banking & Finance) (Cost $988,849)....       637,359
                                                                                                        -----------
              TOTAL INVESTMENTS AT MARKET VALUE -- 95.3%
                (COST $55,386,859)...................................................................    49,475,494
              OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.7%..........................................     2,444,405
                                                                                                        -----------
              NET ASSETS -- 100.0%...................................................................   $51,919,899
                                                                                                        -----------
                                                                                                        -----------

------------------------

GDR: Global Depository Receipts.

* Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the value of these securities amounted to $698,823 or 1.35% of net assets.

Note: Based upon the cost of investments of $55,386,859 for Federal Income Tax purposes at December 31, 1997, the aggregate gross unrealized appreciation and depreciation was $5,130,863 and $11,042,228, respectively, resulting in net unrealized depreciation of $5,911,365.

See notes to financial statements.

UBS International Equity Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                         FOREIGN                        U.S. DOLLAR        U.S. DOLLAR
                                                      CURRENCY UNITS  U.S. DOLLAR         VALUE AT        NET UNREALIZED
            CURRENCY AND SETTLEMENT DATE                   SOLD           COST       DECEMBER 31, 1997     APPRECIATION
----------------------------------------------------- --------------  ------------   ------------------   --------------
SALE CONTRACTS
British Pound, 1/06/98...............................      274,280      $459,939          $450,327           $ 9,612
French Franc, 1/30/98................................    2,675,794       446,434           445,394             1,040
                                                                                                             -------
                                                                                                             $10,652
                                                                                                             -------
                                                                                                             -------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

SUMMARY OF INDUSTRY DIVERSIFICATION

                                                                                                         PERCENT OF
                                 INDUSTRY DIVERSIFICATION (UNAUDITED)                                    NET ASSETS
------------------------------------------------------------------------------------------------------   ----------

Banking & Finance.....................................................................................        7.7%
Chemicals.............................................................................................        7.7
Energy Sources........................................................................................        6.9
Food & Beverages......................................................................................        6.6
Electrical & Electronics..............................................................................        6.4
Food..................................................................................................        6.4
Real Estate...........................................................................................        4.2
Building Materials....................................................................................        4.1
Household Appliances..................................................................................        3.9
Diversified...........................................................................................        3.8
Automotive............................................................................................        3.5
Metals & Mining.......................................................................................        2.9
Tobacco...............................................................................................        2.6
Transportation........................................................................................        2.4
Paper & Forest Products...............................................................................        2.3
Telecommunications....................................................................................        2.0
Pharmaceuticals.......................................................................................        1.9
Building & Construction...............................................................................        1.8
Beverages.............................................................................................        1.7
Natural Gas...........................................................................................        1.6
Apparel & Textiles....................................................................................        1.3
Packaging.............................................................................................        1.2
Automotive & Heavy Machinery..........................................................................        1.1
Electronics...........................................................................................        1.1
Utilities.............................................................................................        1.0
Machinery.............................................................................................        0.9
Investment Banking....................................................................................        0.9
Insurance.............................................................................................        0.9
Photographic Equipment & Supplies.....................................................................        0.9
Retail................................................................................................        0.9
Food -- Retail........................................................................................        0.9
Shipping..............................................................................................        0.9
Automotive -- Parts & Equipment.......................................................................        0.7
Aerospace/Defense Equipment...........................................................................        0.6
Technology............................................................................................        0.5
Printing..............................................................................................        0.4
Household Products....................................................................................        0.4
Engineering...........................................................................................        0.1
Airlines..............................................................................................        0.1
Forest Products.......................................................................................        0.1
                                                                                                            -----
Total Portfolio Holdings..............................................................................       95.3
Other assets in excess of liabilities.................................................................        4.7
                                                                                                            -----
Total Net Assets......................................................................................      100.0%
                                                                                                            -----
                                                                                                            -----

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $55,386,859).........................................     $49,475,494
Cash.............................................................................       1,469,272
Foreign currency (cost $6,980)...................................................           6,867
Receivable for investment securities sold........................................         895,058
Dividends receivable.............................................................         112,201
Interest receivable..............................................................          16,119
Unrealized appreciation on open forward foreign currency contracts...............          10,652
Deferred organization expenses and other assets..................................          23,861
                                                                                      -----------
     Total Assets................................................................      52,009,524
                                                                                      -----------
LIABILITIES:
Investment advisory fees payable.................................................          23,586
Administrative services fees payable.............................................          10,147
Other accrued expenses...........................................................          55,892
                                                                                      -----------
     Total Liabilities...........................................................          89,625
                                                                                      -----------

NET ASSETS.......................................................................     $51,919,899
                                                                                      -----------
                                                                                      -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $192,979)..............     $ 849,307
Interest............................................................       333,088
                                                                         ---------
     Investment income..............................................                    $ 1,182,395

EXPENSES
Investment advisory fees............................................       428,213
Administrative services fees........................................        33,324
Custodian fees and expenses.........................................        87,000
Fund accounting fees................................................        50,407
Audit fees..........................................................        36,000
Amortization of organization expenses...............................         8,567
Trustees' fees......................................................         7,000
Miscellaneous expense...............................................         4,119
                                                                         ---------
     Total expenses.................................................       654,630
     Less: Fee waiver...............................................      (176,323)
                                                                         ---------
     Net expenses...................................................                        478,307
                                                                                        -----------
Net investment income...............................................                        704,088
                                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities transactions........................                      2,033,639
Net realized loss on foreign currency transactions..................                        (51,477)
Net change in unrealized depreciation of investments................                     (6,285,266)
Net change in unrealized appreciation of foreign currency contracts
  and translations..................................................                          4,482
                                                                                        -----------
Net realized and unrealized loss on investments.....................                     (4,298,622)
                                                                                        -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS................                    $(3,594,534)
                                                                                        -----------
                                                                                        -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  FOR THE          APRIL 2, 1996*
                                                                                YEAR ENDED             THROUGH
                                                                             DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                             -----------------    -----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income.....................................................      $   704,088          $   483,834
Net realized gain on securities and foreign currency transactions.........        1,982,162              372,215
Net change in unrealized (depreciation) appreciation of investments,
  foreign currency contracts and foreign currency translations............       (6,280,784)             367,572
                                                                             -----------------    -----------------
Net (decrease) increase in net assets resulting from operations...........       (3,594,534)           1,223,621
                                                                             -----------------    -----------------

CAPITAL TRANSACTIONS:
Proceeds from contributions...............................................       44,945,810           60,373,286
Value of withdrawals......................................................      (30,977,956)         (20,050,328)
                                                                             -----------------    -----------------
Net increase in net assets from capital transactions......................       13,967,854           40,322,958
                                                                             -----------------    -----------------

NET INCREASE IN NET ASSETS................................................       10,373,320           41,546,579
NET ASSETS:
Beginning of period.......................................................       41,546,579             --
                                                                             -----------------    -----------------
End of period.............................................................      $51,919,899          $41,546,579
                                                                             -----------------    -----------------
                                                                             -----------------    -----------------

------------------------

* Commencement of operations.

See notes to financial statements.

UBS International Equity Portfolio
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  FOR THE          APRIL 2, 1996*
                                                                                YEAR ENDED             THROUGH
                                                                             DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                             -----------------    -----------------

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted).............................        $51,920              $41,547
     Average commission rate per share(1).................................        $  0.02              $  0.02
     Ratio of expenses to average net assets(2)...........................           0.95%                0.88%(3)
     Ratio of net investment income to average net assets(2)..............           1.40%                2.07%(3)
     Portfolio turnover...................................................             26%                  42%

------------------------
* Commencement of operations.
(1) Most foreign securities markets do not charge commissions based on a rate per share but as a percentage of the principal value of the transaction.
    As a result, the above rate is not indicative of the commission arrangements currently in effect.
(2) Net of fee waivers. Such fee waivers had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.35% and 0.79% (annualized) for the respective periods.
(3) Annualized.

See notes to financial statements.

UBS International Equity Portfolio
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1. GENERAL
UBS International Equity Portfolio (the 'Portfolio'), a separate series of UBS Investor Portfolios Trust (the 'Trust'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Trust is organized as a trust under the laws of the State of New York. At December 31, 1997, all of the beneficial interests in the Portfolio were held by UBS International Equity Fund, UBS Institutional International Equity Fund and UBS International Equity Fund, Ltd.

The investment adviser of the Portfolio is Union Bank of Switzerland, New York Branch ('UBS'); UBS International Investment London Limited ('UBSII') is the sub-adviser of the Portfolio. Investors Fund Services (Ireland) Limited ('IBT Ireland') acts as the Portfolio's administrator.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. INVESTMENT VALUATION -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or in the absence of recorded sales, at the average of readily available closing bid and asked prices, or at the quoted bid price. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Board of Trustees (the 'Trustees').

Trading in securities on most foreign exchanges and over-the-counter market is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the pricing of the Portfolio, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. FOREIGN CURRENCY TRANSLATION -- The accounting records of the Portfolio are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rate of exchange at period-end. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Gain/loss on translation of foreign currency includes net exchange gains and losses, gains and losses on disposition of foreign currency and adjustments to the amount of foreign taxes withheld.

The assets and liabilities are presented at the exchange rates and market value at the close of the period. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at period-end are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

C. FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the

UBS International Equity Portfolio
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are marked-to-market daily using the daily exchange rate of the underlying currency and any resulting gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

The Portfolio's use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Portfolio's exposure at period-end to credit loss in the event of the counterparty's failure to perform its obligations.

D. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Recoveries of foreign taxes withheld from the Portfolio's income are generally recorded, where applicable, by the funds investing in the Portfolio. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is accrued daily.

E. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code (the 'Code'). As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. Accordingly, no provision for federal income taxes is necessary. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Code applicable to regulated investment companies.

F. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Portfolio in connection with its organization in the amount of approximately $40,000 have been deferred and are being amortized on a straight line basis over five years from the Portfolio's commencement of operations (April 2, 1996).

G. OTHER -- The Portfolio bears all costs of its operations other than expenses specifically assumed by UBS, UBSII and IBT Ireland. Expenses incurred by the Trust on behalf of any two or more portfolios are allocated in proportion to net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to the Portfolio are charged directly to the Portfolio.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY AGREEMENT -- The Portfolio has retained the services of UBS as investment adviser and UBSII as investment sub-adviser. UBSII makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments and operations subject to the supervision of UBS and the Trustees. As compensation for overall investment management services, the Trust has agreed to pay UBS an investment advisory fee, accrued daily and payable monthly, at an annual rate of 0.85% of the Portfolio's average daily net assets. UBS, in turn, has agreed to pay UBSII a fee, accrued daily and payable monthly, at an annual rate of 0.75% of the Portfolio's first $20 million average daily net assets, 0.50% of the next $30 million

UBS International Equity Portfolio
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
average daily net assets and 0.40% of the Portfolio's average daily net assets in excess of $50 million. For the year ended December 31, 1997, the investment advisory fee amounted to $428,213. UBS voluntarily agreed to waive $176,323 of this amount.

B. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Trust, effective March 13, 1997, IBT Ireland provides overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio has agreed to pay IBT Ireland an administrative services fee, accrued daily and payable monthly, at an annual rate of 0.07% of the Portfolio's first $100 million average daily net assets and 0.05% of the Portfolio's average daily net assets in excess of $100 million. Prior to March 13, 1997, Signature Financial Group (Grand Cayman), Ltd. ('SFG') provided overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio had agreed to pay SFG an administrative services fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Portfolio's average daily net assets. For the year ended December 31, 1997, the administrative services fee amounted to $33,324.

4. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 1997, purchases and sales of investment securities, excluding short-term investments, aggregated to $30,831,633 and $11,714,524, respectively.

UBS International Equity Portfolio
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees
and Investors of
UBS Investor Portfolios Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS International Equity Portfolio (the 'Portfolio') (one of the portfolios constituting UBS Investor Portfolios Trust) at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period April 2, 1996 (commencement of operations) through December 31, 1996, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 17, 1998

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                      UBS INTERNATIONAL EQUITY GROWTH FUND
                             200 CLARENDON STREET
                         BOSTON, MASSACHUSETTS 02116



INVESTMENT ADVISER                         Union Bank of Switzerland,
                                           New York Branch
                                           1345 Avenue of the Americas
                                           New York, NY 10105


ADMINSTRATOR                               Investors Bank & Trust Company
                                           200 Clarendon Street
                                           Boston, Massachusetts 02116


DISTRIBUTOR                                First Fund Distributors, Inc.
                                           4455 East Camelback Road
                                           Phoenix, AZ 85018


CUSTODIAN AND TRANSFER AGENT               Investors Bank & Trust Company
                                           200 Clarendon Street
                                           Boston, Massachusetts 02116





                          STATEMENT OF DIFFERENCES


      The Japanese Yen sign shall be expressed as......................'Y'

--------------------------------------------------------------------------------


UBS
INTERNATIONAL
EQUITY
FUND

-----------


UBS
PRIVATE INVESTOR
FUNDS, INC.


SEMI-ANNUAL REPORT
JUNE 30, 1998



--------------------------------------------------------------------------------

UBS Private Investor Funds, Inc.
Chairman's Letter
--------------------------------------------------------------------------------

Dear Shareholder,

Thank you for your investment in the UBS International Equity Fund, which is part of the UBS Private Investor Funds.

We are pleased to provide you with the Fund's semi-annual report for the six months ended June 30, 1998. This report contains a letter from the portfolio manager discussing the performance of the Fund for the six months ended June 30, 1998, including a market overview. In addition, it includes a complete set of financial statements as well as a schedule of investments.

The UBS Private Investor Funds are an integral part of the asset allocation service provided by The Private Bank* of Union Bank of Switzerland, the largest bank in Switzerland. The Funds provide investment opportunities in U.S. and international securities markets to enhance investment performance, diversify risk and preserve capital within your investment objectives.

The UBS Private Investor Funds bring you:

       The expertise of The Private Bank's professional money managers

       Global investment perspective and knowledge

       A high priority on financial stability and preservation of wealth

As you are aware, in December, 1997, Union Bank of Switzerland and Swiss Bank Corporation ('SBC') announced their intention to merge. Early in February, 1998, the shareholders of UBS and SBC overwhelmingly approved the proposed merger. The merger was completed on Monday June 29, 1998, creating UBS A.G.

UBS A.G. is a top-tier global financial services company which concentrates on clearly defined core businesses. As private banking and asset management are core businesses of the bank, shareholders of the UBS Private Investor Funds will continue to see a commitment to growing and building the mutual fund business.

We will continue to keep you informed of any new developments as they occur.

To learn more about the other UBS Private Investor Funds, please call (888) UBS-FUND. You will be provided with a copy of the prospectus which contains more complete information including charges and expenses. Please read it carefully before investing.

We appreciate your continued confidence in the UBS Private Investor Funds.

Sincerely,

Dr. HansPeter Lochmeier

Dr. HansPeter Lochmeier
Chairman of the Board
UBS Private Investor Funds, Inc.

------------------------
* 'The Private Bank', as used in this document, refers to Union Bank of Switzerland, New York Branch.

This semi-annual report must be accompanied or preceded by the Fund's prospectus.

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

FUND PERFORMANCE

The UBS International Equity Fund achieved a total return of 16.1% in the first six months of the year which equaled the 16.1% rise in the MSCI EAFE Index. The performance was contributed to a positive contribution from stock selection partially offset by a negative contribution from country/asset allocation.

(a) STOCK SELECTION

There has been somewhat of a reversal in the trend of large cap outperformance seen in 1997. We had anticipated this by positioning the portfolio away from such companies.

Very positive returns were seen in Japan where we have been holding a number of companies biased towards the domestic economy which had become very cheap on basic financial criteria. We were also, as shareholders, significant beneficiaries of Salomon Smith Barney's entry into Nikko Securities.

Further outperformance was seen in Europe from a number of restructuring plays that we have held for sometime. Disappointing results in Australia were due to our over-exposure to resource stocks.

(b) COUNTRY/ASSET ALLOCATION

There was a positive contribution from being overweighted in France, which has risen strongly as economic growth has picked up. This was more than offset by being underweight in peripheral European markets such as Finland, Spain and Italy, which were again very strong due to EMU convergence leading to falling interest rates.

Although relatively small amounts have been committed to the Pacific Basin, the deteriorating economic position led to further sharp falls in stock markets adversely affecting performance.

Our holding in cash proved to be negative.

This chart provides a comparison of the Fund's performance to that of the MSCI EAFE Index. This chart compares total returns (which includes changes in share price and reinvestment of all dividends and capital gains distributions) of a hypothetical $10,000 investment made on April 2, 1996* and held through June 30, 1998.



                              [PERFORMANCE GRAPH]





UBS INTERNATIONAL EQUITY FUND                        MSCI EAFE INDEX
-----------------------------                        ---------------
         $10,000                                       $10,000
          10,205                                        10,310
          10,061                                        10,120
          10,132                                        10,177
           9,898                                         9,880
          10,008                                         9,902
          10,122                                        10,165
          10,126                                        10,061
          10,500                                        10,462
          10,465                                        10,327
          10,281                                         9,967
          10,434                                        10,131
          10,617                                        10,170
          10,551                                        10,226
          11,076                                        10,894
          11,726                                        11,498
          11,706                                        11,686
          11,076                                        10,816
          11,447                                        11,432
          10,764                                        10,548
          10,432                                        10,443
          10,077                                        10,537
          10,669                                        11,022
          11,186                                        11,731
          11,763                                        12,095
          11,800                                        12,193
          11,784                                        12,137
          11,697                                        12,232

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

     Average Annual Total Return:

                                                                            UBS
                                                                       INTERNATIONAL    MSCI
                                                                          EQUITY        EAFE
                                                                           FUND         INDEX
                                                                       -------------    -----

Six months ended June 30, 1998......................................       16.07%      16.09%
1 year ended June 30, 1998..........................................       (0.24)%      6.38%
Since inception* through June 30, 1998..............................        7.23%       9.38%

------------

      * Commencement of operations -- April 2, 1996.

ECONOMIC AND MARKET BACKGROUND

The first six months saw a continuation of the trends of the last year, both in terms of economic performance and stock markets. Recovery in European economic growth has been confirmed while, by contrast, economic data for Asia remains unremittingly bleak. European markets have been testing new highs, while Asian markets remain under severe pressure, with Japan close to lows for the decade.

One indicator of the strength of the recovery in Europe has been the broad decline in unemployment from acutely high levels. This applies particularly to France, where the economic recovery is perhaps strongest for both domestic and exporting companies. Germany remains mixed, with exporters doing well but a stagnant domestic economy. The consumer there remains concerned about the future and is not spending, whilst the situation in the eastern half of the country remains substantially more depressed than the west.

In the UK, further evidence of strength in the domestic economy led the Bank of England to raise interest rates during June by 0.25% to 7.5%. Having initially taken the market by surprise, developments since then suggest that a further rise may be necessary, despite damage being inflicted on exporters by the resulting strength of the Sterling.

The potential problems that the new European Central Bank (ECB) will face were graphically illustrated by the difficulty in the appointment of the first governor. At the insistence of France, the preferred candidate for the other members, Duisenberg of the Netherlands, will step down four years into his eight year term to be replaced by a Frenchman. This sort of political horse trading does not bode well for the political independence of the monetary authority. Politics were also a feature in Denmark, where a damaging general strike in May was only ended after rather unsatisfactory government intervention.

Concern over the stability of the Japanese financial system caused a sell-off in the yen. This in turn caused a further shock throughout Asia as yen weakness might force a further round of currency depreciation on the rest of Asia including perhaps China itself. To break the risk of this vicious spiral, the Bank of Japan and the US Federal Reserve Bank stepped in to support the yen. It is highly unusual for the Federal Reserve to act in this way and the authorization for the move may have come from President Clinton as he prepared to visit China. As a result, there was a quick rebound in the yen but it remains under pressure.

During the quarter Japanese companies reported their results for the financial year ending in March. Excluding the massively loss-taking financial sector, pre-tax profits fell 5% and there is no sign that this

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------
trend will reverse this year. Even the major global players came under pressure: profits for the big five Japanese semi-conductor makers halved last year because of weak pricing for memory chips.

As for the rest of Asia, the risk of downward spiral has not receded entirely. Economies which over the last decade have tended to grow at 5-10% each year now face the prospect of economic contraction. This is already having political ramifications: in Indonesia, where the economy is on the point of collapse, General Suharto has been forced to step down after 30 years in power.

These trends were mirrored in stock markets where European indices were up 26.7%, Japan was down 2.5% and most other Asian markets down over 25%, in each case in US$ in aggregate.

ECONOMIC AND MARKET OUTLOOK

The major event in Europe in the next six months will be the elections in Germany, where Chancellor Kohl continues to lag his Social Democrat rival Gerhard Schroder in the polls. In an effort to close the gap on his more Euro-sceptic rival, Herr Kohl has begun to sound more critical of the EU, speaking out against the heavy burden of bureaucracy and arguing for greater autonomy amongst members. The outcome of the elections in Germany is likely to be critical for the domestic economy of that country, with a clear cut victory by either party that enables firm action to be taken preferable to messy coalition. Given the importance of Germany in the whole European project, there is a risk of increasing political tension within the EU.

France, which has so far enjoyed a robust recovery, now enters a critical period after the excitement of the World Cup competition to see just how robust the rebound in consumer confidence is. It is fair to say that many business leaders are concerned that the domestic economy remains fragile and could suffer a setback in the second half. Equity markets in Spain and Italy, which have risen on the back of convergence in their interest rates towards German levels, are losing momentum in the face of a heavy stock issuance program.

Apart from the continuing concerns over Southeast Asia, Europe has a more immediate problem, even closer to home, in the Russian economic crisis. Germany in particular has considerable exposure to Russia, and a major collapse in confidence in the Russian economy would have repercussions not only for Eastern Europe but also for the Western Europe banking system. This could prove to be far more damaging to Europe than the crisis in Japan, severe though that undoubtedly is.

The economic outlook for Japan remains poor despite the fact that Japan should begin to feel the impact of the latest and largest public works package. The critical issue for Japan is whether the authorities will begin to make the tough decisions which will enable a sustainable recovery to occur. The precedents are not promising but pressure from the rest of the world has intensified to a level that cannot be ignored.

Prospects for the rest of Asia have been hurt by the further weakening of the Japanese economy. Restructuring of balance sheets is the immediate requirement and only companies with a strong franchise and open management will be able to attract the necessary capital to survive.

Equity markets in Europe have surged more than reflecting the recovery in profits on the back of corporate restructuring and broad economic recovery. The risk of a setback in Europe has therefore increased and our policy is to trim exposure to Europe and be underweight in the large, internationally held companies vulnerable to a change in sentiment. Economic prospects in Asia show no sign of improving, but we feel that this has increasingly been discounted by the stock market such that for the first time we are finding quality companies which satisfy our value criteria.

Robin Apps
Portfolio Manager

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

The Fund is not insured by the FDIC and is not a deposit with, an obligation of, or guaranteed by Union Bank of Switzerland. The Fund is subject to investment risks, including possible loss of principal amount invested.

Shares of the Fund are distributed by First Fund Distributors, Inc. which is not affiliated with Union Bank of Switzerland.

Unlike other mutual funds, the Fund seeks to achieve its investment objective by investing all of its investable assets in UBS Investor Portfolios Trust -- UBS International Equity Portfolio (the 'Portfolio') which is a separate fund with an identical investment objective. The Portfolio concentrates its investments in securities of foreign issuers. A variety of factors such as changes in the economic/political conditions and currency fluctuations in the international markets may affect the value of your investment in the fund.

Union Bank of Switzerland is voluntarily waiving all shareholder servicing fees for the Fund and reimbursing a portion of the Fund's expenses. Union Bank of Switzerland is also waiving a portion of its advisory fees for the Portfolio. If Union Bank of Switzerland had not waived fees and reimbursed expenses, total return would have been lower. Past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI EAFE Index (Morgan Stanley Capital International -- Europe, Australia, Far East Index) is an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East.

UBS International Equity Fund
Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investment in UBS Investor Portfolios Trust -- UBS International Equity Portfolio,
  at value..........................................................................     $31,929,620
Tax reclaims receivable.............................................................          71,500
Receivable from sale of capital stock...............................................          12,000
Deferred organization expenses and other assets.....................................          75,571
                                                                                         -----------
          Total Assets..............................................................      32,088,691
                                                                                         -----------

LIABILITIES:
Administrative services fees payable................................................           1,800
Payable to funds services agent.....................................................           1,841
Payable from purchase of capital stock..............................................         213,570
Other accrued expenses..............................................................          24,020
                                                                                         -----------
          Total Liabilities.........................................................         241,231
                                                                                         -----------

NET ASSETS..........................................................................     $31,847,460
                                                                                         -----------
                                                                                         -----------

SHARES OUTSTANDING ($0.001 PAR VALUE, 10 MILLION SHARES AUTHORIZED).................         287,682
                                                                                         -----------
                                                                                         -----------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE......................     $    110.70
                                                                                         -----------
                                                                                         -----------

COMPOSITION OF NET ASSETS:
Shares of common stock, at par......................................................     $       288
Additional paid-in capital..........................................................      30,432,323
Net unrealized appreciation of investments, foreign currency contracts and foreign
  currency translations.............................................................         194,041
Accumulated undistributed net investment income.....................................         277,035
Accumulated undistributed net realized gains on securities and foreign currency
  translations......................................................................         943,773
                                                                                         -----------
          Net Assets................................................................     $31,847,460
                                                                                         -----------
                                                                                         -----------

------------------------
See notes to financial statements.

UBS International Equity Fund
Statement of Operations
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income and Expenses allocated from UBS Investor Portfolios
  Trust -- UBS International Equity Portfolio
     Dividends (net of foreign withholding tax of $87,038)............                   $  390,559
     Interest.........................................................                       78,326
                                                                                         ----------
          Investment income...........................................                      468,885
     Total expenses...................................................     $189,820
     Less: Fee waiver.................................................      (52,586)
                                                                           --------
     Net expenses.....................................................                      137,234
                                                                                         ----------
Net Investment Income from UBS Investor Portfolios Trust -- UBS
  International Equity Portfolio......................................                      331,651

EXPENSES:
Shareholder service fees..............................................       37,658
Administrative services fees..........................................        9,791
Registration fees.....................................................       16,402
Amortization of organization expenses.................................       11,461
Reports to shareholders expense.......................................       10,709
Transfer agent fees...................................................        7,439
Audit fees............................................................        6,190
Legal fees............................................................        6,149
Fund accounting fees..................................................        4,464
Directors' fees.......................................................        1,700
Miscellaneous expenses................................................        3,886
                                                                           --------
          Total expenses..............................................      115,849
          Less: Fee waiver and expense reimbursements.................      (42,201)
                                                                           --------
          Net expenses................................................                       73,648
                                                                                         ----------
Net investment income.................................................                      258,003
                                                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM UBS
  INVESTOR PORTFOLIOS TRUST -- UBS INTERNATIONAL EQUITY PORTFOLIO
Net realized gain on securities transactions..........................                      605,634
Net realized loss on foreign currency transactions....................                      (19,581)
Net change in unrealized appreciation of investments..................                    3,305,673
Net change in unrealized depreciation of foreign currency contracts
  and translations....................................................                       (9,313)
                                                                                         ----------
Net realized and unrealized gain on investments from UBS Investor
  Portfolios Trust -- UBS International Equity Portfolio..............                    3,882,413
                                                                                         ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                   $4,140,416
                                                                                         ----------
                                                                                         ----------

------------------------
See notes to financial statements.

UBS International Equity Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     SIX MONTHS
                                                                        ENDED              FOR THE
                                                                    JUNE 30, 1998        YEAR ENDED
                                                                     (UNAUDITED)      DECEMBER 31, 1997
                                                                    -------------     -----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income...........................................     $    258,003        $   338,671
Net realized gain on securities and foreign currency
  transactions..................................................          586,053            921,325
Net change in unrealized appreciation (depreciation) of
  investments, foreign currency contracts and foreign currency
  translations..................................................        3,296,360         (3,442,927)
                                                                    -------------     -----------------
Net increase (decrease) in net assets resulting from
  operations....................................................        4,140,416         (2,182,931)
                                                                    -------------     -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...........................................         --                 (323,895)
Net realized gains..............................................         --                 (626,539)
                                                                    -------------     -----------------
Total dividends and distributions to shareholders...............         --                 (950,434)
                                                                    -------------     -----------------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares................................        9,720,194         20,167,259
Net asset value of shares issued to shareholders from
  reinvestment of dividends and distributions...................         --                  879,502
Cost of shares redeemed.........................................       (5,260,538)       (21,289,737)
                                                                    -------------     -----------------
Net increase (decrease) in net assets from transactions in
  shares of common stock........................................        4,459,656           (242,976)
                                                                    -------------     -----------------

NET INCREASE (DECREASE) IN NET ASSETS...........................        8,600,072         (3,376,341)

NET ASSETS:
Beginning of period.............................................       23,247,388         26,623,729
                                                                    -------------     -----------------
End of period (including undistributed net investment income of
  $277,035 and $19,032, respectively)...........................     $ 31,847,460        $23,247,388
                                                                    -------------     -----------------
                                                                    -------------     -----------------

------------------------
See notes to financial statements.

UBS International Equity Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                              SIX MONTHS
                                                                 ENDED             FOR THE          APRIL 2, 1996*
                                                             JUNE 30, 1998       YEAR ENDED             THROUGH
                                                              (UNAUDITED)     DECEMBER 31, 1997    DECEMBER 31, 1996
                                                             -------------    -----------------    -----------------
FOR A SHARE OUTSTANDING FOR THE PERIOD

Net asset value, beginning of period......................      $ 95.37            $102.84              $100.00
                                                             -------------    -----------------    -----------------
Income from investment operations:
     Net investment income................................         0.88               1.27                 1.08
     Net realized and unrealized gain (loss) on
       investments........................................        14.45              (5.01)                3.54
                                                             -------------    -----------------    -----------------
     Total income (loss) from investment operations.......        15.33              (3.74)                4.62
                                                             -------------    -----------------    -----------------
Less dividends and distributions to shareholders:
     Dividends from net investment income.................       --                  (1.26)               (1.05)
     Distributions from net realized gains................       --                  (2.47)               (0.73)
                                                             -------------    -----------------    -----------------
     Total dividends and distributions....................       --                  (3.73)               (1.78)
                                                             -------------    -----------------    -----------------
Net asset value, end of period............................      $110.70            $ 95.37              $102.84
                                                             -------------    -----------------    -----------------
                                                             -------------    -----------------    -----------------
Total return..............................................        16.07%(1)          (3.70%)               4.65%(1)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted).............      $31,847            $23,247              $26,624
     Ratio of expenses to average net assets(2)...........         1.40%(3)           1.26%                1.39%(3)
     Ratio of net investment income to average net
       assets(2)..........................................         1.71%(3)           1.28%                1.78%(3)

------------------------

 * Commencement of operations.
(1) Not annualized.
(2) Includes the Fund's share of UBS Investor Portfolios Trust -- UBS International Equity Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.63% (annualized), 0.87% and 1.66% (annualized) for the respective periods.
(3) Annualized.

See notes to financial statements.

UBS International Equity Fund
Notes to Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. GENERAL
UBS International Equity Fund (the 'Fund') is a diversified, no-load mutual fund registered under the Investment Company Act of 1940. The Fund is one of several series of UBS Private Investor Funds, Inc. (the 'Company'), an open-end management investment company organized as a corporation under Maryland law. At June 30, 1998, the Company included six other funds, UBS Bond Fund, UBS Value Equity Fund, UBS Institutional International Equity Fund, UBS High Yield Bond Fund, UBS Small Cap Fund and UBS Large Cap Growth Fund. These financial statements relate only to the Fund.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the UBS International Equity Portfolio of UBS Investor Portfolios Trust (the 'Portfolio'), an open-end management investment company that has the same investment objective as that of the Fund. At June 30, 1998, certain shares of the Fund were held by UBS or its affiliates on behalf of its clients.

Investors Bank & Trust Company ('IBT') serves as the Fund's administrator and First Fund Distributors, Inc. ('FFDI') serves as the Fund's distributor. Union Bank of Switzerland, New York Branch ('UBS') serves as the funds services agent to the Fund.

The financial statements of the Portfolio, including its Schedule of Investments, are included elsewhere within this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Significant accounting policies followed by the Fund are as follows:

A. INVESTMENT VALUATION -- The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (49.35% at June 30, 1998). Valuation of securities by the Portfolio is discussed in Note 2A of the Portfolio's Notes to Financial Statements.

B. INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND
LOSSES -- The Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio. The amount of foreign withholding taxes deducted from the dividend income allocated to the Fund from the Portfolio is net of the amount the Fund expects to recover from foreign tax authorities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, including the requirement to distribute substantially all of its taxable income, including any net realized capital gains on investment transactions, to its shareholders. Accordingly, no provision for federal income or excise taxes is necessary.

D. DIVIDENDS AND DISTRIBUTIONS -- The Fund declares dividends from net investment income to shareholders of record on the day of declaration. Such dividends are declared and paid annually. Net realized gains, if any, will be distributed at least annually. However, to the extent that net realized gains of the Fund can be reduced by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in

UBS International Equity Fund
Notes to Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based upon their federal tax-basis treatment; temporary differences do not require reclassification.

E. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization in the amount of approximately $107,500 have been deferred and are being amortized on a straight line basis over five years from the Fund's commencement of operations (April 2, 1996).

F. OTHER -- The Fund bears all costs of its operations other than expenses specifically assumed by IBT, FFDI and UBS. Expenses incurred by the Company on behalf of any two or more funds are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to the Fund are charged directly to the Fund.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
A. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Company, IBT provides overall administrative services and general office facilities. As compensation for such services, the Company has agreed to pay IBT a fee, accrued daily and payable monthly, at an annual rate of 0.065% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. IBT does not receive a fee on average daily net assets in excess of $200 million. For the six months ended June 30, 1998, the administrative services fee amounted to $9,791.

B. DISTRIBUTION AGREEMENT -- Under the terms of a Distribution Agreement, FFDI serves as the distributor of Fund shares. FFDI does not receive any fees from the Fund for services provided pursuant to this agreement.

C. SHAREHOLDER SERVICING AGREEMENT -- The Fund has entered into a Shareholder Servicing Agreement with UBS pursuant to which UBS provides certain services to shareholders of the Fund. The Fund has agreed to pay UBS a fee for these services, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. For the six months ended June 30, 1998, the shareholder service fee amounted to $37,658 all of which was waived.

D. FUNDS SERVICES AGREEMENT -- Under the terms of a Funds Services Agreement with the Company, UBS has agreed to provide certain administrative services to the Fund. UBS is not entitled to any additional compensation pursuant to this agreement.

E. EXPENSE REIMBURSEMENT -- UBS has voluntarily agreed to limit the total operating expenses of the Fund, including its share of the Portfolio's expenses and excluding extraordinary expenses, to an annual rate of 1.40% of the Fund's average daily net assets. For the six months ended June 30, 1998, UBS reimbursed the Fund for expenses totaling $4,543 in connection with this voluntary limitation. UBS may modify or discontinue this voluntary expense limitation at any time with 30 days' advance notice to the Fund.

UBS International Equity Fund
Notes to Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS
At June 30, 1998 there were 500 million shares of the Company's common stock authorized, of which 10 million shares were classified as common stock of the Fund. Transactions in shares of the Fund were as follows:

                                                         SIX MONTHS ENDED
                                                          JUNE 30, 1998         YEAR ENDED
                                                           (UNAUDITED)       DECEMBER 31, 1997
                                                         ----------------    -----------------

Shares subscribed.....................................         91,999              187,382
Shares issued to shareholders from reinvestment of
  dividends and
  distributions.......................................              0                9,044
Shares redeemed.......................................        (48,078)            (211,542)
                                                         ----------------    -----------------
Net (decrease) increase in shares
  outstanding.........................................         43,921              (15,116)
                                                         ----------------    -----------------
                                                         ----------------    -----------------

UBS International Equity Portfolio
Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                        MARKET
  SHARES                                      SECURITY DESCRIPTION                                       VALUE
-----------  --------------------------------------------------------------------------------------   -----------
             COMMON STOCK -- 88.5%
             AUSTRALIA -- 3.6%
     40,000  Australia & New Zealand Bank Group (Banking & Finance)................................   $   276,718
     15,800  Australian National Industries (Metals & Mining)......................................         9,125
    254,362  Burns Philp & Co. (Food)..............................................................        20,535
     62,500  Coles Myer Ltd. (Retail)..............................................................       244,519
    102,400  Fosters Brewing Group (Beverages).....................................................       241,644
    211,100  Goodman Fielder Limited (Food)........................................................       308,069
    721,323  MIM Holdings (Metals & Mining)........................................................       349,394
     89,000  Pacific Dunlop Ltd. (Diversified).....................................................       144,252
    570,000  Pasminco Limited (Metals & Mining)....................................................       435,383
    100,000  WMC Limited (Metals & Mining).........................................................       301,806
                                                                                                      -----------
                                                                                                        2,331,445
                                                                                                      -----------
             DENMARK -- 1.7%
      4,440  BG Bank A/S (Banking & Finance).......................................................       275,294
      9,000  Tele Danmark -- B shares (Telecommunications).........................................       864,692
                                                                                                      -----------
                                                                                                        1,139,986
                                                                                                      -----------
             FRANCE -- 14.9%
      3,060  AXA Company (Banking & Finance).......................................................       344,179
      8,700  Alcatel Alsthom SA (Electrical & Electronics).........................................     1,771,457
     16,517  Banque Nationale de Paris (Banking & Finance).........................................     1,349,620
      5,500  Compagnie de Saint Gobain (Building Materials)........................................     1,019,816
      4,300  Groupe Danone (Food)..................................................................     1,185,653
     27,120  Moulinex (Household Appliances) (a)...................................................       703,827
      5,200  Sefimeg (Societe Francaise d'Investissements Immobiliers et de Gestion) (Real
               Estate).............................................................................       376,731
     13,400  Societe Nationale Elf-Aquitaine (Energy Sources)......................................     1,883,984
      2,048  Suez Lyonnaise des Eaux (Building & Construction).....................................       337,059
      5,070  Total Cie Francaise des Petroles -- B shares (Energy Sources).........................       659,149
                                                                                                      -----------
                                                                                                        9,631,475
                                                                                                      -----------
             GERMANY -- 8.9%
     45,300  Bayer AG (Chemicals)..................................................................     2,346,070
      2,050  MAN AG (Automotive & Heavy Machinery).................................................       800,244
      4,500  Schering AG (Pharmaceuticals).........................................................       530,234
      2,153  Volkswagen AG (Automotive)............................................................     2,080,833
                                                                                                      -----------
                                                                                                        5,757,381
                                                                                                      -----------
             GREAT BRITAIN -- 15.7%
    172,200  Allied Domecq PLC (Food & Beverages)..................................................     1,609,603
     89,591  B.A.T. Industries (Tobacco)...........................................................       894,908
    186,117  BG PLC -- New Shares (Natural Gas)....................................................     1,079,695
    484,725  BTR PLC (Diversified).................................................................     1,364,523
     34,410  Bass PLC (Beverages)..................................................................       638,106
    113,000  Coats Viyella (Apparel & Textiles)....................................................       137,812
     61,775  Express Dairies PLC (Food) (a)........................................................       170,803
     53,000  MEPC British Registered (Real Estate).................................................       466,629
    324,000  Marley PLC (Building Materials).......................................................       584,594
    123,550  Northern Foods PLC (Food).............................................................       445,843
     67,176  Peninsular & Orient Steam (Transportation)............................................       969,646
     80,839  Safeway PLC (Food -- Retail)..........................................................       533,462
    118,000  Smith & Nephew PLC (Health Care Providers)............................................       293,734
     18,605  South West Water PLC (Utilities)......................................................       308,649
    214,679  Tarmac PLC (Building Materials).......................................................       383,759
     15,000  Thames Water PLC (Utilities)..........................................................       274,946
                                                                                                      -----------
                                                                                                       10,156,712
                                                                                                      -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                        MARKET
  SHARES                                      SECURITY DESCRIPTION                                       VALUE
-----------  --------------------------------------------------------------------------------------   -----------
             HONG KONG -- 0.5%
     33,000  Sun Hung Kai Properties Ltd. (Real Estate)............................................   $   140,126
    171,000  Wharf (Holdings) Ltd. (Banking & Finance).............................................       168,837
                                                                                                      -----------
                                                                                                          308,963
                                                                                                      -----------
             INDONESIA -- 0.3%
  1,468,000  PT Bank Internasional Indonesia -- Foreign Shares (Banking & Finance) (a).............        29,858
    771,000  PT Indah Kiat Pulp & Paper Corporation (Paper & Forest Products)......................       147,666
                                                                                                      -----------
                                                                                                          177,524
                                                                                                      -----------
             ITALY -- 1.3%
    131,000  Eni S.p.A. (Energy Sources)...........................................................       853,555
                                                                                                      -----------

             JAPAN -- 20.6%
     12,000  Dai Nippon Printing Co. (Printing)....................................................       191,997
      6,000  Fuji Photo Film Co. (Photographic Equipment & Supplies)...............................       209,333
     98,000  Hitachi Ltd. (Hit. Seisakusho) (Electrical & Electronics).............................       640,639
    140,000  Ishikawajima Harima Heavy Industries (Machinery)......................................       255,851
     31,000  JGC Engineering & Construction Corp. (Engineering)....................................        75,910
         74  Japan Tobacco, Inc. (Tobacco).........................................................       501,921
     75,000  Japan Wool Textile Co. (Apparel & Textiles)...........................................       357,556
     56,000  Kajima Corp. (Building & Construction)................................................       153,713
     78,000  Kansai Paint Co. (Chemicals)..........................................................       180,295
     15,000  Kao Corp. (Household Products)........................................................       231,869
     90,000  Koito Manufacturing Co., Ltd. (Automotive -- Parts & Equipment).......................       445,319
     39,000  Marudai Food Co., Ltd. (Food).........................................................        90,711
     48,000  Matsushita Electric Industries (Electrical & Electronics).............................       773,187
    301,000  Mitsubishi Chemical Corp. (Chemicals).................................................       545,731
     90,000  Mitsubishi Estate Co. (Real Estate)...................................................       793,123
     80,000  Mitsubishi Heavy Industries (Aerospace / Defense Equipment)...........................       302,803
    101,000  Nihon Cement Co. (Building Materials).................................................       202,817
    184,000  Nikko Securities Co. (Investment Banking).............................................       764,230
    162,000  Nippon Yusen Kabushiki Kaish (Shipping)...............................................       549,986
     51,250  Nissan Fire & Marine Insurance (Insurance)............................................       176,584
     63,000  Nisshinbo Industries, Inc. (Apparel & Textiles).......................................       252,564
    248,000  Sakura Bank Ltd. (Banking & Finance)..................................................       644,900
     44,000  Sharp Corporation (Electronics).......................................................       357,238
      2,600  Sony Corporation (Electrical & Electronics)...........................................       224,429
     58,000  Sumitomo Marine & Fire (Insurance)....................................................       325,108
    232,000  Tokyo Gas (Energy Sources)............................................................       517,827
     44,000  Tokyo Steel Manufacturing (Metals & Mining)...........................................       226,929
     75,000  Toray Industries, Inc. (Chemicals)....................................................       390,061
     54,000  Tostem Corporation (Building & Construction)..........................................       701,329
     44,000  Toyo Seikan Kaisha (Packaging)........................................................       540,306
     18,000  Uny Co. (Retail)......................................................................       292,546
        152  West Japan Railway (Transportation)...................................................       552,268
     81,000  Yamaha Motor Co. (Automotive).........................................................       509,029
     17,000  Yamanouchi Pharmaceutical (Pharmaceuticals)...........................................       354,883
                                                                                                      -----------
                                                                                                       13,332,992
                                                                                                      -----------
             NETHERLANDS -- 5.3%
      7,800  Akzo Nobel (Chemicals)................................................................     1,734,740
      9,490  Internationale Nederlanden Groep NV (Banking & Finance)...............................       621,698
     17,200  Koninklijke Papierfabrieken BT NV (Paper & Forest Products)...........................       444,117
      3,400  Philips Electronics NV (Electronics)..................................................       285,946
      5,114  Royal PTT Nederland (Telecommunications)..............................................       196,939
      5,114  TNT Post Group NV (Transportation) (a)................................................       130,790
                                                                                                      -----------
                                                                                                        3,414,230
                                                                                                      -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                        MARKET
  SHARES                                      SECURITY DESCRIPTION                                       VALUE
-----------  --------------------------------------------------------------------------------------   -----------
             NEW ZEALAND -- 0.4%
     10,300  Ceramco Corp. Ltd. (Diversified)......................................................   $     6,700
     43,840  Fletcher Challenge Forestry Shares (Forest Products)..................................        24,637
    192,000  Fletcher Challenge Paper Shares (Paper & Forest Products).............................       213,801
                                                                                                      -----------
                                                                                                          245,138
                                                                                                      -----------
             PHILIPPINES -- 0.2%
     84,000  San Miquel Corporation Class B (Food & Beverages).....................................       110,791
                                                                                                      -----------
             SINGAPORE -- 2.3%
    197,579  Dairy Farm International Holdings (Food)..............................................       211,410
     39,000  Development Bank Of Singapore Limited -- Foreign Shares (Banking & Finance)...........       215,833
    302,696  Hong Kong Land Holdings (Real Estate).................................................       378,370
     46,765  Jardine Matheson Holdings (Diversified)...............................................       126,266
    303,250  Keppel Corp., Ltd. (Diversified)......................................................       455,907
    264,000  United Overseas Land Ltd. (Real Estate)...............................................       142,196
                                                                                                      -----------
                                                                                                        1,529,982
                                                                                                      -----------
             SOUTH KOREA -- 2.2%
      2,033  Housing & Commercial Bank, Korea (Banking & Finance)..................................         6,767
     39,400  Hyundai Motor Co. GDR (Automotive) *..................................................        73,875
     17,570  Hyundai Motor Co., Ltd. (Automotive)..................................................       177,875
     68,259  Kookmin Bank (Banking & Finance) (a)..................................................       253,548
     26,400  Korea Electric Power Corporation (Utilities)..........................................       281,690
     10,900  Korean Air (Airlines) (a).............................................................        28,103
        623  SK Telecom Co. Ltd. (Telecommunications)..............................................       291,308
     55,215  Shinhan Bank (Banking & Finance)......................................................       183,380
     26,500  Yukong Ltd. (Energy Sources)..........................................................       162,127
                                                                                                      -----------
                                                                                                        1,458,673
                                                                                                      -----------
             SWEDEN -- 4.7%
     29,900  Astra AB (Pharmaceuticals)............................................................       611,046
     96,250  Electrolux (Household Appliances).....................................................     1,653,241
      8,000  Forenings Sparbanken AB (Banking & Finance)...........................................       240,722
        400  Mandamus AB REIT (Real Estate) (a)....................................................         2,508
     33,400  Stora Kopparbergs -- A shares (Paper & Forest Products)...............................       525,539
                                                                                                      -----------
                                                                                                        3,033,056
                                                                                                      -----------
             SWITZERLAND -- 4.8%
         41  Bobst AG (Machinery)..................................................................        75,460
        600  Forbo Holding (Building Materials)....................................................       305,561
      1,120  Nestle SA (Food & Beverages)..........................................................     2,398,255
        210  Schindler Holding AG (Machinery)......................................................       320,008
                                                                                                      -----------
                                                                                                        3,099,284
                                                                                                      -----------
             THAILAND -- 1.1%
    168,200  Bangkok Bank Public Company, Ltd. (Banking & Finance).................................       207,261
     15,000  Italian-Thai Development PLC -- Foreign Shares (Building & Construction) (a)..........         7,642
     63,000  Shinawatra Computer Company -- Foreign Shares (Technology)............................       229,905
    266,000  TelecomAsia Corp. -- Foreign Shares (Telecommunications) (a)..........................        77,216
    223,000  Thai Farmers Bank Public Co., Ltd. (Banking & Finance)................................       196,842
     58,000  Thai Military Bank, Ltd. (Banking & Finance)..........................................         7,147
                                                                                                      -----------
                                                                                                          726,013
                                                                                                      -----------

             TOTAL COMMON STOCK (COST $56,136,740).................................................    57,307,200
                                                                                                      -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                        MARKET
  SHARES                                      SECURITY DESCRIPTION                                       VALUE
-----------  --------------------------------------------------------------------------------------   -----------
             CONVERTIBLE PREFERRED STOCK -- 0.2%
             JAPAN -- 0.2%
 15,000,000  Sanwa International Finance Bermuda Trust, 1.25%, due 8/01/05 (Banking & Finance)
               (Cost $117,339)*....................................................................   $   109,975
                                                                                                      -----------
TOTAL INVESTMENTS AT MARKET VALUE -- 88.7%
  (COST $56,254,079)...............................................................................    57,417,175
OTHER ASSETS IN EXCESS OF LIABILITIES -- 11.3%.....................................................     7,288,763
                                                                                                      -----------
NET ASSETS -- 100.0%...............................................................................   $64,705,938
                                                                                                      -----------
                                                                                                      -----------

------------------------

GDR Global Depository Receipts.

(a) Non-income producing security.

 * Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the value of these securities amounted to $183,850 or 0.28% of net assets.

Note: Based upon the cost of investments of $56,254,079 for Federal Income Tax purposes at June 30, 1998, the aggregate gross unrealized appreciation and depreciation was $12,394,931 and 11,231,835, respectively, resulting in net unrealized appreciation of $1,163,096.

See notes to financial statements.

UBS International Equity Portfolio
Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                FOREIGN                                   U.S. DOLLAR
                                                               CURRENCY                  U.S. DOLLAR     NET UNREALIZED
                                                                 UNITS    U.S. DOLLAR      VALUE AT      APPRECIATION/
                 CURRENCY AND SETTLEMENT DATE                  PURCHASED     COST       JUNE 30, 1998    (DEPRECIATION)
-------------------------------------------------------------- ---------  -----------   --------------   --------------

PURCHASE CONTRACTS
British Pound, 7/01/98........................................    20,020    $33,402        $ 33,444          $   42
British Pound, 7/02/98........................................    19,477     32,517          32,536              19
British Pound, 7/06/98........................................    19,486     32,427          32,544             117
Hong Kong Dollar, 7/02/98.....................................   386,798     49,926          49,913             (13)
Thai Baht, 7/02/98............................................   943,161     22,716          22,316            (400)
Thai Baht, 7/02/98............................................ 1,353,139     32,551          32,017            (534)
Thai Baht, 7/02/98............................................ 1,019,636     24,067          24,126              59
                                                                                                             ------
                                                                                                             $ (710)
                                                                                                             ------
                                                                                                             ------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

SUMMARY OF INDUSTRY DIVERSIFICATION

                                                                                                         PERCENT OF
                                 INDUSTRY DIVERSIFICATION (UNAUDITED)                                    NET ASSETS
------------------------------------------------------------------------------------------------------   ----------
Chemicals.............................................................................................        8.0%
Banking & Finance.....................................................................................        7.9%
Food & Beverages......................................................................................        6.4%
Energy Sources........................................................................................        6.3%
Electrical & Electronics..............................................................................        5.3%
Automotive............................................................................................        4.4%
Building Materials....................................................................................        3.9%
Food..................................................................................................        3.8%
Household Appliances..................................................................................        3.6%
Real Estate...........................................................................................        3.5%
Diversified...........................................................................................        3.2%
Transportation........................................................................................        2.5%
Pharmaceuticals.......................................................................................        2.3%
Telecommunications....................................................................................        2.2%
Tobacco...............................................................................................        2.2%
Paper & Forest Products...............................................................................        2.1%
Metals & Mining.......................................................................................        2.0%
Building & Construction...............................................................................        1.9%
Natural Gas...........................................................................................        1.7%
Beverages.............................................................................................        1.4%
Utilities.............................................................................................        1.3%
Automotive & Heavy Machinery..........................................................................        1.2%
Investment Banking....................................................................................        1.2%
Apparel & Textiles....................................................................................        1.2%
Machinery.............................................................................................        1.0%
Electronics...........................................................................................        1.0%
Shipping..............................................................................................        0.8%
Packaging.............................................................................................        0.8%
Retail................................................................................................        0.8%
Food -- Retail........................................................................................        0.8%
Insurance.............................................................................................        0.8%
Automotive -- Parts & Equipment.......................................................................        0.7%
Aerospace/Defense Equipment...........................................................................        0.5%
Health Care Providers.................................................................................        0.5%
Household Products....................................................................................        0.4%
Technology............................................................................................        0.4%
Photographic Equipment & Supplies.....................................................................        0.3%
Printing..............................................................................................        0.3%
Engineeering..........................................................................................        0.1%
Airlines..............................................................................................        0.0%
Forest Products.......................................................................................        0.0%
                                                                                                         ----------
Total Portfolio Holdings..............................................................................       88.7%
Other assets in excess of liabilities.................................................................       11.3%
                                                                                                         ----------
Total Net Assets......................................................................................      100.0%
                                                                                                         ----------
                                                                                                         ----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investment, at value (cost $56,254,079).............................................     $57,417,175
Cash................................................................................       7,214,585
Receivable for investment securities sold...........................................       1,919,491
Dividends receivable................................................................         175,919
Interest receivable.................................................................          15,588
Deferred organization expenses and other assets.....................................          18,977
                                                                                         -----------
          Total Assets..............................................................      66,761,735
                                                                                         -----------

LIABILITIES:
Investment advisory fees payable....................................................          26,659
Administrative services fees payable................................................           3,895
Payable for investment securities purchased.........................................         227,040
Foreign Currency Overdraft (Cost $1,755,766)........................................       1,747,270
Unrealized depreciation on open forward foreign currency contracts..................             710
Other accrued expenses..............................................................          50,223
                                                                                         -----------
          Total Liabilities.........................................................       2,055,797
                                                                                         -----------

NET ASSETS..........................................................................     $64,705,938
                                                                                         -----------
                                                                                         -----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Statement of Operations
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $177,665)................     $670,780
Interest..............................................................      160,726
                                                                           --------
     Investment income................................................                   $  831,506

EXPENSES:
Investment advisory fees..............................................      264,201
Administrative services fees..........................................       21,758
Custodian fees and expenses...........................................       49,299
Fund accounting fees..................................................       27,274
Audit fees............................................................       18,646
Amortization of organization expenses.................................        3,618
Legal fees............................................................        2,801
Trustees' fees........................................................        1,984
Miscellaneous expense.................................................        3,451
                                                                           --------
     Total expenses...................................................      393,032
     Less: Fee waiver.................................................     (108,788)
                                                                           --------
     Net expenses.....................................................                      284,244
                                                                                         ----------
Net investment income.................................................                      547,262
                                                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities transactions..........................                    1,261,946
Net realized loss on foreign currency transactions....................                      (48,259)
Net change in unrealized appreciation of investments..................                    7,074,460
Net change in unrealized depreciation of foreign currency contracts
  and translations....................................................                      (10,678)
                                                                                         ----------
Net realized and unrealized gain on investments.......................                    8,277,469
                                                                                         ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                   $8,824,731
                                                                                         ----------
                                                                                         ----------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     SIX MONTHS
                                                                        ENDED              FOR THE
                                                                    JUNE 30, 1998        YEAR ENDED
                                                                     (UNAUDITED)      DECEMBER 31, 1997
                                                                    -------------     -----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income...........................................     $    547,262        $   704,088
Net realized gain on securities and foreign currency
  transactions..................................................        1,213,687          1,982,162
Net change in unrealized appreciation (depreciation) of
  investments, foreign currency contracts and foreign currency
  translations..................................................        7,063,782         (6,280,784)
                                                                    -------------     -----------------
Net increase (decrease) in net assets resulting from
  operations....................................................        8,824,731         (3,594,534)
                                                                    -------------     -----------------

CAPITAL TRANSACTIONS:
Proceeds from contributions.....................................       12,250,754         44,945,810
Value of withdrawals............................................       (8,289,446)       (30,977,956)
                                                                    -------------     -----------------
Net increase in net assets from capital transactions............        3,961,308         13,967,854
                                                                    -------------     -----------------

NET INCREASE IN NET ASSETS......................................       12,786,039         10,373,320

NET ASSETS:
Beginning of period.............................................       51,919,899         41,546,579
                                                                    -------------     -----------------
End of period...................................................     $ 64,705,938        $51,919,899
                                                                    -------------     -----------------
                                                                    -------------     -----------------

------------------------
See notes to financial statements.

UBS International Equity Portfolio
Financial Highlights
--------------------------------------------------------------------------------

                                                              SIX MONTHS
                                                                 ENDED          FOR THE YEAR        APRIL 2, 1996*
                                                             JUNE 30, 1998          ENDED               THROUGH
                                                              (UNAUDITED)     DECEMBER 31, 1997    DECEMBER 31, 1996
                                                             -------------    -----------------    -----------------
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted).............      $64,706            $51,920              $41,547
     Ratio of expenses to average net assets(1)...........         0.91%(2)           0.95%                0.88%(2)
     Ratio of net investment income to average net
       assets(1)..........................................         1.76%(2)           1.40%                2.07%(2)
     Portfolio turnover...................................            8%                26%                  42%

------------------------

 * Commencement of operations.
(1) Net of fee waivers. Such fee waivers had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.35% (annualized), 0.35% and 0.79% (annualized) for the respective periods.
(2) Annualized.

See notes to financial statements.

UBS International Equity Portfolio
Notes to Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. GENERAL

UBS International Equity Portfolio (the 'Portfolio'), a separate series of UBS Investor Portfolios Trust (the 'Trust'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Trust is organized as a trust under the laws of the State of New York. At June 30, 1998, all of the beneficial interests in the Portfolio were held by UBS International Equity Fund, UBS Institutional International Equity Fund and UBS International Equity Fund, Ltd.

The investment adviser of the Portfolio is Union Bank of Switzerland, New York Branch ('UBS'); UBS International Investment London Limited ('UBSII') is the sub-adviser of the Portfolio. Investors Fund Services (Ireland) Limited ('IBT Ireland') acts as the Portfolio's administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. INVESTMENT VALUATION -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or in the absence of recorded sales, at the average of readily available closing bid and asked prices, or at the quoted bid price. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Board of Trustees (the 'Trustees').

Trading in securities on most foreign exchanges and over-the-counter market is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the pricing of the Portfolio, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

B. FOREIGN CURRENCY TRANSLATION -- The accounting records of the Portfolio are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rate of exchange at period-end. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Gain/loss on translation of foreign currency includes net exchange gains and losses, gains and losses on disposition of foreign currency and adjustments to the amount of foreign taxes withheld.

The assets and liabilities are presented at the exchange rates and market value at the close of the period. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at period-end are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

C. FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated

UBS International Equity Portfolio
Notes to Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are marked-to market daily using the daily exchange rate of the underlying currency and any resulting gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

The Portfolio's use of forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts reflect the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation/depreciation on forward contracts reflects the Portfolio's exposure at period-end to credit loss in the event of counterparty's failure to perform its obligations.

D. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Recoveries of foreign taxes withheld from the Portfolio's income are generally recorded, where applicable, by the funds investing in the Portfolio. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is accrued daily.

E. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code (the 'Code'). As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. Accordingly, no provision for federal income taxes is necessary. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Code applicable to regulated investment companies.

F. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Portfolio in connection with its organization in the amount of approximately $40,000 have been deferred and are being amortized on a straight line basis over five years from the Portfolio's commencement of operations (April 2, 1996).

G. OTHER -- The Portfolio bears all costs of its operations other than expenses specifically assumed by UBS, UBSII and IBT Ireland. Expenses incurred by the Trust on behalf of any two or more portfolios are allocated in proportion to net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to the Portfolio are charged directly to the Portfolio.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY AGREEMENT -- The Portfolio has retained the services of UBS as investment adviser and UBSII as investment sub-adviser. UBSII makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments and operations subject to the supervision of UBS and the Trustees. As compensation for overall investment management services, the Trust has agreed to pay UBS an investment advisory fee, accrued daily and payable monthly, at an annual rate of 0.85% of the Portfolio's average daily net assets. UBS, in turn, has agreed to pay UBSII a fee, accrued daily and payable monthly, at an annual rate of 0.75% of the Portfolio's first $20 million average daily net assets, 0.50% of the next $30 million average daily net assets and 0.40% of the Portfolio's average daily net assets in excess of $50 million. For the six months

UBS International Equity Portfolio
Notes to Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ended June 30, 1998, the investment advisory fee amounted to $264,201. UBS voluntarily agreed to waive $108,788 of this amount.

B. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Trust, IBT Ireland provides overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio has agreed to pay IBT Ireland an administrative services fee, accrued daily and payable monthly, at an annual rate of 0.07% of the Portfolio's first $100 million average daily net assets and 0.05% of the Portfolio's average daily net assets in excess of $100 million. For the six months ended June 30, 1998, the administrative services fee amounted to $21,758.

4. PURCHASE AND SALES OF INVESTMENTS
For the six months ended June 30, 1998, purchases and sales of investment securities, excluding short-term investments, aggregated to $4,723,681 and $5,135,229, respectively.

-------------------------------------------------------------------------------

                           UBS International Equity Fund
                               200 Clarendon Street
                            Boston, Massachusetts 02116

Investment Adviser                         Union Bank of Switzerland,
                                           New York Branch
                                           1345 Avenue of the Americas
                                           New York, NY 10105


Administrator                              Investors Bank & Trust Company
                                           200 Clarendon Street
                                           Boston, Massachusetts 02116


Distributor                                First Fund Distributors, Inc.
                                           4455 East Camelback Road
                                           Phoenix, AZ 85018


Custodian and Transfer Agent               Investors Bank & Trust Company
                                           200 Clarendon Street
                                           Boston, Massachusetts 02116


The accompanying financial statements dated as of June 30, 1998 were not audited and, accordingly, no opinion is expressed on them.


-------------------------------------------------------------------------------

PART C.   OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

          Indemnification of the Registrant's Trustees is provided for in
          Article VII, Sections 2 and 3 of the Registrant's Agreement and Declaration of Trust dated August 9, 1993, as amended through August 24, 1998, as follows:

          Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

          Section 3. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

          Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses, reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

          Indemnification of Registrant's custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided until May 9, 1997 under the following documents:

               (a) Section 12 of Accounting Services Agreement, between the Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit 9(c) as filed electronically with the Commission on February 14, 1996.

               (b) Section 8 of Administration Agreement between the Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit 9(b) as filed electronically with the Commission on February 15, 1996.

               (c) Section 14 of Custodian Agreement between the Registrant and Bankers Trust Company, incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit Nos. 8(a) and 8(b) as filed electronically with the Commission on September 20, 1995.

               (d) Section 19 of Shareholder Services Agreement between Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit 9(a) as filed electronically with the Commission on February 15, 1996.

               (e) Section 8 of the Underwriting Agreement between Registrant and Fund/Plan Broker Services, Inc. are incorporated herein by reference to Post-Effective No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit No. (6) as filed electronically with the Commission on February 15, 1996.

          Effective May 10, 1997, indemnification of Registrant's custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided for in the following documents:

               (a)  Sections I.8(a), I.8(c)(iii), I.10, II.A.2, II.B.5, II.C.6,
                    III.1., III.2.(b) through III.2.(e), III.4.(e) and III.9.(b) of the Multiple Services Agreement dated May 9, 1997, as amended through January 23, 1998, between Morgan Stanley Trust Company and the Registrant on behalf of each of the series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

          Effective February 24, 1997, indemnification of Registrant's distributor against certain stated liabilities is provided for in the following document:

               (b) Section 1.10 of the Distribution Agreement between Funds Distributor, Inc. and the Registrant on behalf of each series of the Registrant dated February 24, 1997, as amended through August 24, 1998, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

ITEM 16.  EXHIBITS.

          (1)  Copies of the charter of the registrant as now in effect.

               (a) Certificate of Trust of the Registrant dated August 9, 1993, as filed with the Office of the Secretary of State of the State of Delaware on August 13, 1993, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (b) Agreement and Declaration of Trust dated August 19, 1993, as amended through August 24, 1998, of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (c) Certificates of the Secretary of the Registrant dated April 14, 1998 are incorporated herein by reference to Post-Effective Amendment

                    No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

          (2)  By-Laws.

               By-Laws of The Brinson Funds dated August 9, 1993, are incorporated hereby by reference to Exhibit 2 to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), as electronically filed with the Commission on August 29, 1996.

          (3)  Voting Trust Agreement.

               Not applicable.

          (4) Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it:

               Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to the Combined Prospectus/Proxy Statement.

          (5)  Instruments Defining the Rights of Security Holders.

               (a) Form of Specimen Share Certificate of The Brinson Funds is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed with the Commission on July 21, 1994 and is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

                    The rights of security holders of The Brinson Funds are further defined in the following sections of The Brinson Funds By-Laws and Agreement and Declaration of Trust :

                    a.   By-Laws.
                         See Article II "Voting," Section 7 and Section 10.

                    b.   Agreement and Declaration of Trust.
                         See Article III "Shares," Section 1, Section 2 and
                         Section 6.

          (6)  Investment Advisory Contracts.

               (a) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the Global Fund (f/k/a Brinson Global Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (b) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the Global Bond Fund (f/k/a Brinson Global Bond Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (c) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the Global (ex-U.S.) Equity Fund (f/k/a Non-U.S. Equity Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (d) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the Global Equity Fund (f/k/a Brinson Global Equity Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (e) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Equity Fund (f/k/a Brinson U.S. Equity Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (f) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the U.S.

                    Balanced Fund (f/k/a Brinson U.S. Balanced Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (g) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Bond Fund (f/k/a Brinson U.S. Bond Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (h) Investment Advisory Agreement dated November 24, 1997 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Large Capitalization Equity Fund series is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (i) Form of Investment Advisory Agreement dated December __, 1998 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Large Capitalization Growth Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (j) Form of Investment Advisory Agreement dated December __, 1998 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Small Capitalization Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (k) Form of Investment Advisory Agreement dated December __, 1998 between Brinson Partners, Inc. and the Registrant on behalf of the High Yield Bond Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (l) Form of Investment Advisory Agreement dated December __, 1998 between Brinson Partners, Inc. and the Registrant on behalf of the Emerging Markets Equity Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (m) Form of Investment Advisory Agreement dated December __, 1998 between Brinson Partners, Inc. and the Registrant on behalf of the Emerging Markets Debt Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

          (7)  Underwriting or Distribution Contracts.

               Distribution Agreement dated February 24, 1997, as amended through August 24, 1998, between Funds Distributor, Inc. and the Registrant on behalf of each series is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-
               6637) as filed electronically with the Commission on September 15, 1998.

          (8)  Bonus, Profit Sharing, Pension or Other Similar Contracts.

               Not applicable.

          (9)  Custodian Agreements.

               Custodial arrangements are provided under the Multiple Services Agreement dated May 9, 1997, as amended through January 23, 1998, between Morgan Stanley Trust Company and the Registrant on behalf of each series of the Registrant which is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-
               6637) as filed electronically with the Commission on September 15, 1998, and forms of amendments to Schedule B1 and Schedule F are incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

          (10) Rule 12b-1 Plan and Rule 18f-3 Plan.

               (a) Amended Distribution Plan dated February 21, 1995, as amended through August 24, 1998, relating to the UBS Investment Fund class of shares (f/k/a the SwissKey Fund Class) of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998 and form of amendment to Schedule A is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (b) Distribution Plan dated June 30, 1997, as amended through August 24, 1998, relating to the Brinson Fund-Class N shares of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998 and amendment to Schedule A is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (c) Selected Dealer and Selling Agreement as last approved on August 24, 1998 for the UBS Investment Fund class of shares (f/k/a SwissKey Fund Class) of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998 and amendment to Exhibits A and B are incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (d) The Selected Dealer and Selling Agreements as approved November 24, 1997 on behalf of each series of The Brinson Funds are incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (e) Revised Multiple Class Plan dated May 19, 1997, as amended through August 24, 1998, pursuant to Rule 18f-3 on behalf of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998 and amendment to Appendix A is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

          (11) Opinion of Counsel.

               Legal opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Registrant, as to the legality of the securities being registered, is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

          (12) Opinion of Counsel Supporting the Tax Matters and Consequences to Shareholders.

               Form of tax opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Registrant, supporting the tax matters and consequences to shareholders discussed in the prospectus is filed electronically herewith as EX-8.

          (13) Other Material Contracts.

               Not applicable.

          (14) Other Opinions and Consents.

               (a) Consent of Ernst & Young LLP, independent auditors to the Registrant, is filed electronically herewith as EX-23.1.

               (b) Consent of PricewaterhouseCoopers, LLP, independent auditors to the UBS Private Investor Funds, Inc., is filed electronically herewith as EX-23.2.

               (c) Consent of PricewaterhouseCoopers, independent auditors to the UBS Investor Portfolios Trust, is electronically filed herewith as EX-23.3.

          (15) Omitted Financial Statements.

               Not applicable.

          (16)  Power of Attorney.

               (a) Power-of-Attorney appointing Karl Hartmann, Lloyd Lipsett, Kathleen O'Neill, Eddie Wang and Paul Roselli as attorneys-in-fact and agents is filed electronically herewith as EX-24.

               (b) Certificate of Secretary and resolution relating to the appointment of power of attorney is filed electronically herewith as EX-24.1.

ITEM 17.  UNDERTAKINGS.

          (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

          Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago, and State of Illinois, on the 21st day of September 1998.


                              THE BRINSON FUNDS



                              By: /s/ E. Thomas McFarlan
                                 -------------------------
                                 E. Thomas McFarlan
                                 President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE:                          TITLE:                    DATE:


/s/ E. Thomas McFarlan*             President,                September 21, 1998
------------------------------
E. Thomas McFarlan



/s/ Frank K. Reilly*                Chairman and Trustee      September 21, 1998
------------------------------
Frank K. Reilly


/s/ Walter E. Auch*                 Trustee                   September 21, 1998
------------------------------
Walter E. Auch


/s/ Edward M. Roob*                 Trustee                   September 21, 1998
------------------------------
Edward M. Roob


/s/ Carolyn M. Burke*               Principal Accounting      September 21, 1998
------------------------------
Carolyn M. Burke                    Officer, Secretary and
                                    Treasurer


*By: Lloyd Lipsett
     -----------------------------
     as Attorney-In-Fact and Agent
     Pursuant to Power of Attorney

                                 EXHIBIT INDEX

                                                                                     Sequentially
                                                                                     Numbered
Exhibit No.         Document                                                         Page
-----------         --------                                                         ------------
  EX-8              Form of tax opinion of Stradley, Ronon,
                    Stevens & Young, LLP

  EX-23.1 Consent of Ernst & Young LLP, independent auditors, relating to The Brinson Funds

  EX-23.2 Consent of PricewaterhouseCoopers, LLP independent auditors, relating to the UBS Private Investor Funds, Inc.

  EX-23.3 Consent of PricewaterhouseCoopers, independent auditors, relating to UBS Investor Portfolios Trust

  EX-24             Power of Attorney

  EX-24.1 Certificate of Secretary and resolution relating to appointment of Power of Attorney



                                      41